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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated April 24, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-5

 ==============================================================================

                                TABLE OF CONTENTS

                                                                            Page

PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims.....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

EXHIBITS

Exhibit A-1      -  Form of Face of Class A-1 Certificate
Exhibit A-2      -  Form of Face of Class A-2 Certificate
Exhibit A-3      -  Form of Face of Class A-3 Certificate
Exhibit A-4      -  Form of Face of Class A-4 Certificate
Exhibit A-5      -  Form of Face of Class A-5 Certificate
Exhibit A-6      -  Form of Face of Class A-6 Certificate
Exhibit A-7      -  Form of Face of Class A-7 Certificate
Exhibit A-8      -  Form of Face of Class A-8 Certificate
Exhibit A-9      -  Form of Face of Class A-9 Certificate
Exhibit A-10     -  Form of Face of Class A-10 Certificate
Exhibit A-11     -  Form of Face of Class A-11 Certificate
Exhibit A-12     -  Form of Face of Class A-12 Certificate
Exhibit A-13     -  Form of Face of Class A-13 Certificate
Exhibit A-14     -  Form of Face of Class A-14 Certificate
Exhibit A-15     -  Form of Face of Class A-15 Certificate
Exhibit A-16     -  Form of Face of Class A-16 Certificate
Exhibit A-PO     -  Form of Face of Class A-PO Certificate
Exhibit A-R      -  Form of Face of Class A-R Certificate
Exhibit B-1      -  Form of Face of Class B-1 Certificate
Exhibit B-2      -  Form of Face of Class B-2 Certificate
Exhibit B-3      -  Form of Face of Class B-3 Certificate
Exhibit B-4      -  Form of Face of Class B-4 Certificate
Exhibit B-5      -  Form of Face of Class B-5 Certificate
Exhibit B-6      -  Form of Face of Class B-6 Certificate
Exhibit C        -  Form of Reverse of all Certificates...................
Exhibit D        -  Mortgage Loan Schedule................................
Exhibit E        -  Request for Release of Documents......................
Exhibit F        -  Form of Certification of Establishment of Account.....
Exhibit G-1      -  Form of Transferor's Certificate......................
Exhibit G-2A     -  Form 1 of Transferee's Certificate....................
Exhibit G-2B     -  Form 2 of Transferee's Certificate....................
Exhibit H        -  Form of Transferee Representation Letter
                    for ERISA Restricted Certificates.....................
Exhibit I        -  Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J        -  Contents of Servicing File............................
Exhibit K        -  Form of Special Servicing Agreement...................
Exhibit L        -  List of Recordation States............................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated April 24, 2001 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                       Integral
                                             Pass-                     Multiples
                  Initial Class              Through    Minimum        in Excess
Classes           Certificate Balance        Rate       Denomination  of Minimum
-------           -------------------        ----       ------------  ----------
##
Class A-1         $    83,839,000.00       6.750%       $ 1,000      $     1
Class A-2         $       500,000.00       6.750%       $ 1,000      $     1
Class A-3         $   200,000,000.00       6.750%       $ 1,000      $     1
Class A-4         $     5,601,000.00       6.750%       $ 1,000      $     1
Class A-5         $     1,000,000.00       6.750%       $ 1,000      $     1
Class A-6         $     3,393,000.00       7.000%       $ 1,000      $     1
Class A-7         $     2,447,000.00       7.000%       $ 1,000      $     1
Class A-8         $     5,772,000.00       7.000%       $ 1,000      $     1
Class A-9         $     4,796,000.00       7.000%       $ 1,000      $     1
Class A-10        $    16,408,000.00       6.500%       $ 1,000      $     1
Class A-11        $    50,000,000.00       7.000%       $ 1,000      $     1
Class A-12        $    50,000,000.00       6.500%       $ 1,000      $     1
Class A-13        $     6,603,000.00       6.750%       $ 1,000      $     1
Class A-14        $     1,900,000.00       6.750%       $ 1,000      $     1
Class A-15        $    50,000,000.00       6.750%       $ 1,000      $     1
Class A-16        $       225,000.00       6.750%       $ 1,000      $     1
Class A-PO        $       145,228.00      (1)           $25,000      $     1
Class A-R         $           100.00       6.750%       $   100          N/A
Class B-1         $     8,253,000.00       6.750%       $25,000      $     1
Class B-2         $     3,752,000.00       6.750%       $25,000      $     1
Class B-3         $     2,251,000.00       6.750%       $25,000      $     1
Class B-4         $     1,251,000.00       6.750%       $25,000      $     1
Class B-5         $     1,001,000.00       6.750%       $25,000      $     1
Class B-6         $     1,001,165.18       6.750%       $25,000      $     1





---------------

(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-13 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-3 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (b) for the Class A-14 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-5 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-5." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-PO and Class A-R Certificates.

            Class A-10 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-10 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess Loss) to such Class pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class A-13 Accrual Distribution Amount: For any Distribution Date and the Class A-13 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-14 Accrual Distribution Amount: For any Distribution Date and the Class A-14 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-16 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-16 Certificates with respect to such Distribution Date prior to any reduction for the Class A-16 Loss Allocation Amount and (b) the Class A-10 Loss Amount with respect to such Distribution Date.

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Class A-13 and Class A-14 Certificates, any Class A-13 Accrual Distribution Amounts or Class A-14 Accrual Distribution Amounts, as applicable, previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class A-16 Certificates, any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-13 and Class A-14 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-13 Accrual Distribution Amount or Class A-14 Accrual Distribution Date, as applicable, pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-13 Certificates or Class A-14 Certificates, as applicable) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-13 and Class A-14 Certificates prior to the applicable Accretion Termination Date, the amount included in the Class A-13 Accrual Distribution Amount or the Class A-14 Accrual Distribution Amount, as applicable, pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-13 Certificates or Class A-14 Certificates, as applicable) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: April 24, 2001.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: April 1, 2001.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $500,138,493.85.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Distribution Date: The 25th day of each month beginning in May 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $147,974.56.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $5,001,384.94.

            Initial Special Hazard Amount: $5,001,384.94.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated April 24, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.85%
                       Class B-2               1.10%
                       Class B-3               0.65%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $17,509,165.18.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

            (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 6.750% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-15 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-15 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. The "REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

May 2006 through April 2007                          30%

May 2007 through April 2007                          35%

May 2008 through April 2008                          40%

May 2009 through April 2009                          45%

May 2010 and thereafter                              50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under
Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                    Shift Percentage
------------------------------                    ----------------
May 2001 through April 2006....................   0%
May 2006 through April 2007....................   30%
May 2007 through April 2008....................   40%
May 2008 through April 2009....................   60%
May 2009 through April 2010....................   80%
May 2010 and thereafter........................   100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-5" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E)   The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is May 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

                  (i) all payments on account of principal of the Mortgage
            Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on the Mortgage
            Loans, net of the Servicing Fee;

                  (iii) (A) all Insurance Proceeds and Liquidation Proceeds,
            other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and
            (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

                  (iv) any amount required to be deposited by the Servicer
            pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

                  (v) any amounts required to be deposited by the Servicer
            pursuant to Section 3.14;

                  (vi) all Repurchase Prices and all Substitution Adjustment
            Amounts received by the Servicer;

                  (vii) Periodic Advances made by the Servicer pursuant to
            Section 3.20 and any payments of Compensating Interest; and

                  (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                  (i) the aggregate amount remitted by the Servicer to the
            Trustee pursuant to Section 3.11(a)(viii);

                  (ii) any amount paid by the Trustee pursuant to Section
            3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

                  (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-5 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

                  (i) to pay to the Servicer (to the extent not previously
            retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

                  (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

                  (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v) to pay to the purchaser, with respect to each Mortgage
            Loan or REO Property that has been purchased pursuant to Section
            2.02 or 2.04, all amounts received thereon after the date of such purchase;

                  (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

                  (vii) to withdraw any amount deposited in the Servicer
            Custodial Account and not required to be deposited therein;

                  (viii) on or prior to the Remittance Date, to withdraw an
            amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

                  (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution
            Date;

                  (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate
            Account;

                  (iii) to withdraw and return to the Servicer any amount
            deposited in the Certificate Account and not required to be deposited therein; and

                  (iv) to clear and terminate the Certificate Account upon
            termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                  (i) affect the amount or timing of any related payment of
            principal, interest or other amount payable thereunder;

                  (ii) in the Servicer's judgment, materially impair the
            security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

                  (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, from the Certificate Account in the following order of priority and to the extent of such funds:

                  (i) to each Class of Senior Certificates (other than the Class
            A-PO), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-13 and the Class A-14 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates specified in
            Section 5.02(b)(i) and (ii);

                  (ii) concurrently to the Class A Certificates (other than the
            Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

                  (iii) to the Class A-PO Certificates, any Class A-PO Deferred
            Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause
            (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

                  (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                        (A) to the Class B-1 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (B) to the Class B-1 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (C) to the Class B-2 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (D) to the Class B-2 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (E) to the Class B-3 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (F) to the Class B-3 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (G) to the Class B-4 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (H) to the Class B-4 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (I) to the Class B-5 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                        (J) to the Class B-5 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                        (K) to the Class B-6 Certificates, an amount allocable
                  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                        (L) to the Class B-6 Certificates, an amount allocable
                  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                  (v) to the Holder of the Class A-R Certificate, any remaining
            Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (i) On each Distribution Date occurring prior to the Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-13 Accrual Distribution Amount will be allocated sequentially as follows:

                  first, to the Class A-3 Certificates, until their Class
            Certificate Principal Balance has been reduced to zero; and

                  second, to the Class A-13 Certificates, until their Class
            Certificate Balance has been reduced to zero.

                  (ii) On each Distribution Date occurring prior to the
            applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-14 Accrual Distribution Amount will be allocated sequentially as follows:

                  first, to the Class A-1 Certificates, until their Class
            Certificate Balance has been reduced to zero; and

                  second, to the Class A-14 Certificates, until their Class
            Certificate Balance has been reduced to zero.

                  (iii) On each Distribution Date prior to the Senior Credit
            Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to
            Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class A-R Certificate until its Class
            Certificate Balance has been reduced to zero; and

                  second, concurrently, 0.04663367% to the Class A-16
            Certificates, until their Class Certificate Balance has been reduced to zero and 99.95336633%, sequentially, as follows:

                        (A) to the Class A-15 Certificates, up to the Priority
                  Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                        (B) concurrently, as follows:

                              (i) 75.56997078%, sequentially, as follows:

                                    (a) concurrently, as follows:

                                           (1) 0.17074054% to the Class A-2
                                     Certificates, until their Class Certificate
                                     Balance has been reduced to zero;

                                           (2) 29.27824561%, sequentially, to
                                     the Class A-1 and Class A-14 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                                           (3) 70.55101386%, sequentially, to
                                     the Class A-3 and Class A-13 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                                     (b) concurrently, as follows:

                                           (1) 2.95718003% to the Class A-5
                                     Certificates, until their Class Certificate
                                     Balance has been reduced to zero;

                                           (2) 48.52140998% to the Class A-10
                                     Certificates, until their Class Certificate
                                     Balance has been reduced to zero; and

                                           (3) 48.52140998%, sequentially, to
                                     the Class A-6, Class A-7, Class A-8 and
                                     Class A-9 Certificates, in that order,
                                     until their Class Certificate Balances have been reduced to zero; and

                              (ii) 24.43002922%, sequentially, as follows:

                                    (a) concurrently, as follows:

                                           (1) 50.00000000% to the Class A-11
                                     Certificates, until their Class Certificate
                                     Balance has been reduced to zero; and

                                           (2) 50.00000000% to the Class A-12
                                     Certificates, until their Class Certificate
                                     Balance has been reduced to zero; and

                                     (b) to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  (C) to the Class A-15 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-13 and Class A-14 Certificates, the respective Initial Class Certificate Balances, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances or, in the case of the Class A-13 and Class A-14 Certificates, the respective Initial Class Certificate Balances, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Class A-13 and Class A-14 Certificates, the respective Initial Class Certificate Balances, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-16 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-16 Certificates will be reduced by the Class A-16 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii)(1) and Section 5.03(b), the Class Certificate Balance of the Class A-10 Certificates will not be reduced by the Class A-16 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

                  (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount allocable to interest, the Class A-13 Accrual
            Distribution Amount, the Class A-14 Accrual Distribution Amount, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

                  (iii) if the distribution to the Holders of such Class of
            Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                  (iv) the Class Certificate Balance of each Class of
            Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) the Pool Stated Principal Balance for the following
            Distribution Date;

                  (vi) the Senior Percentage, the Priority Percentage and
            Subordinate Percentage for the following Distribution Date;

                  (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

                  (viii) the Pass-Through Rate for each such Class of
            Certificates with respect to such Distribution Date;

                  (ix) the amount of Periodic Advances included in the
            distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

                  (x) the number and aggregate principal amounts of Mortgage
            Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure)
            (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (xi) with respect to any Mortgage Loan that became an REO
            Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

                  (xii) the total number and principal balance of any REO
            Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                  (xiii) the Senior Prepayment Percentage and the Subordinate
            Prepayment Percentage for the following Distribution Date;

                  (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date; and

                  (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and
            the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all
Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  (ii) All transfers by Certificate Owners of Book-Entry
            Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (iii) If (A) (1) the Depository or the Depositor advises the
            Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a
            Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any
            Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

                  (iv) Notwithstanding the delivery of an affidavit by a
            proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

                  (v) No Ownership Interest in a Residual Certificate may be
            purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

                  (vi) Any attempted or purported transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in
            Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

                  (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                  (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

                  (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

                  (v) Except to the extent provided in Section 8.05, no
            provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

                  (i) The Trustee may request and rely upon and shall be
            protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of
            Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

                  (vi) The Trustee may execute any of the trusts or powers
            hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and Fitch or
(ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

                  (ii) the notice given by the Depositor or the Trustee pursuant to Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                       By:

                                       Name:     Judy Ford
                                       Title:    Vice President

                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                       By:

                                       Name:     Robert J. DeBenedet
                                       Title:    Senior Vice President

                                    THE BANK OF NEW YORK,
                                       as Trustee

                                       By:

                                       Name:
                                       Title:

STATE OF NEW YORK     )
                      )     ss.:
COUNTY OF NEW YORK    )
                      )

            On the 24th day of April, 2001, before me, a notary public in and for the State of New York, personally appeared ______________, known to me who, being by me duly sworn, did depose and say that s/he is a _____________of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires _________.

STATE OF NORTH CAROLINA    )
                           )     ss.:
COUNTY OF MECKLENBURG      )
                           )

            On the 24th day of April, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires _________.

STATE OF NORTH CAROLINA     )
                            )     ss.:
COUNTY OF MECKLENBURG       )
                            )

            On the 24th day of April, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.

                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires _________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $83,839,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XZ 0

      THIS CERTIFIES __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $500,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YA 4

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $200,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YB 2

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,601,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YC 0

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-5

                   [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $1,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YD 8

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-6

                   [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $3,393,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 YE 6

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-7

                   [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $2,447,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 YF 3

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-8

                   [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $5,772,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 YG 1

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $4,796,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 YH 9

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $16,408,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 YJ 5

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $50,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 YK 2

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $50,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 YL 0

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $6,603,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YM 8

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-14

                   [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $1,900,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YN 6

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $50,000,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YP 1

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-16

                   [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-10 CERTIFICATES WILL BE BORNE BY THE CLASS A-16 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):             $

Initial Class Certificate Balance
of this Class:                $225,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YQ 9

      THIS CERTIFIES THAT ______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT A-PO

                   [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $145,228.00

CUSIP No.:                    060506 YR 7

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YS 5

      THIS CERTIFIES THAT ______is the registered owner of 100%
Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,253,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YT 3

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,752,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YU 0

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,251,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YV 8

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,251,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YW 6

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YX 4

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 2001-5
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 April 1, 2001

First Distribution Date:      May 25, 2001

Initial Certificate
Balance of this
Certificate

("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,165.18

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 YY 2

      THIS CERTIFIES THAT _______is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated April 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                    * * *

                                    EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing ___ Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional ____ termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [   ] Certificates referred to in the Pooling and
Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee

                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:



                                    ------------------------------------------
                                    Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
_______________________

      This information is provided by ______________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

Bank of America Securities Inc.
Series 2001-05
Settlement April 24, 2001

------------------------------------------------------------------------------------------------------------------------------------
   Loan       Borrower                  Zip         Property                            Loan                                  Orig
  Number      Last Name       State     Code          Type            Occupancy       Purpose              Doc Type           LTV
------------------------------------------------------------------------------------------------------------------------------------
0023603848   VAN MATER         TX      75093      PUD                  Primary        Purchase             Standard          52.00
0023782550   REICHOW           NM      87501      Single Family        Primary        Purchase             Standard          69.50
0028527745   FOGLEMAN          CO      80129      PUD                  Primary        Purchase             Standard          70.10
0028571024   POWELL            CO      80920      PUD                  Primary        Purchase             Standard          80.00
0028686111   FAUSETT           CA      94568      PUD                  Primary        Purchase             Standard          80.00
0028917284   MC CARTY          CA      92673      PUD                  Primary        Purchase             Standard          80.00
0028943223   GEYER             GA      30022      PUD                  Primary        Purchase             Standard          90.00
0028967768   ROSENBACH         IL      60025      PUD                  Primary        Purchase             Reduced           80.00
0029049996   STRAIN JR         NV      89052      PUD                  Primary        Purchase             Reduced           76.60
0029113529   TYLER IV          CA      94550      Single Family        Primary        Purchase             Reduced           80.00
0029115870   RAMARAJU          MA      01752      Single Family        Primary        Purchase             Standard          80.00
0029123791   BUNTING           CO      81301      PUD                  Primary        Refinance            Standard          58.90
0029132081   OKERLUND          CA      92867      PUD                  Primary        Purchase             Standard          80.00
0029143658   TEASTER           AR      71909      PUD                  Primary        Purchase             Standard          90.00
0029146149   FIELD             CA      91302      PUD                  Primary        Purchase             Standard          75.00
0029155215   MCMASTER          GA      30276      Single Family        Primary        Purchase             Standard          79.70
0029160314   THORN             UT      84020      Single Family        Primary        Purchase             Reduced           95.00
0029160496   SOMRA             GA      30265      PUD                  Primary        Purchase             Reduced           80.00
0029163326   DALE              CA      92694      PUD                  Primary        Purchase             Reduced           63.00
0029178571   MCKNIGHT          NC      28461      Single Family        Secondary      Purchase             Standard          80.00
0029179215   YAMADA            CA      91501      Single Family        Primary        Purchase             Reduced           57.40
0029184629   SMITH JR          AL      35806      Single Family        Primary        Purchase             Reduced           73.20
0029201019   MICHAELS          MI      48301      Single Family        Primary        Refinance            Reduced           47.00
0029206919   KELSON            IL      60142      PUD                  Primary        Purchase             Reduced           70.20
0029212255   WILSON            OK      74137      PUD                  Primary        Purchase             Reduced           80.00
0029217247   NESMITH           TX      77401      Single Family        Primary        Refinance            Standard          74.00
0029220894   BARRINGER         NC      27278      Single Family        Primary        Purchase             Standard          89.60
0029235124   LENTZ             NC      28023      Single Family        Primary        Purchase             Reduced           78.90
0029235256   KUNDAK            VA      20120      PUD                  Primary        Purchase             Reduced           80.00
0029244035   PAISLEY           CO      80524      PUD                  Primary        Cash-out Refinance   Reduced           72.90
0029246840   RANDOLPH          VA      23233      PUD                  Primary        Refinance            Standard          74.00
0029248580   DOBBEK            CA      95037      Single Family        Primary        Refinance            Standard          64.40
0029254893   CRITELLI          NJ      08753      Single Family        Secondary      Purchase             Standard          80.00
0029267697   BOELSTERLI        CO      80433      Single Family        Primary        Purchase             Standard          74.50
0029277951   MEALS             KY      42001      Single Family        Primary        Refinance            Standard          87.30
0029280278   HYDRICK           AL      35769      Single Family        Secondary      Refinance            Standard          42.90
0029282761   DURHAM            GA      30319      PUD                  Primary        Purchase             Reduced           80.00
0029282944   DEPOO             FL      33040      Single Family        Primary        Purchase             Standard          67.10
0029284759   SHORTHILL         CO      80525      PUD                  Primary        Purchase             Standard          93.80
0029291481   KOVALCIK          PA      18938      Single Family        Primary        Purchase             Reduced           37.60
0029292018   MUELLER           CO      80304      Single Family        Primary        Purchase             Standard          64.90
0029293883   BLAKE             MI      48348      Condominimum         Primary        Refinance            Standard          78.80
0029295524   GARGALLI          VA      22901      PUD                  Primary        Purchase             Reduced           36.40
0029296183   SMALKOWSKI        MD      21403      Condominimum         Primary        Purchase             Standard          80.00
0029303773   SMYTH             IL      60657      Single Family        Primary        Purchase             Standard          79.90
0029303864   BISHOP            IL      60022      Single Family        Primary        Purchase             Standard          68.10
0029304599   LAFF              CO      80105      Single Family        Primary        Cash-out Refinance   Standard          74.90
0029306016   RICH              TX      75205      Single Family        Primary        Purchase             Standard          80.00
0029306743   JERVAY            MD      20854      Single Family        Primary        Purchase             Standard          57.20
0029306834   WILLIAMS          CA      92336      Single Family        Primary        Purchase             Standard          95.00
0029307949   ARCHINO           DE      19971      PUD                  Primary        Purchase             Reduced           73.80
0029308483   MIRLISS           TX      75287      PUD                  Primary        Refinance            Reduced           60.90
0029310976   FEEHAN            TN      38139      Single Family        Primary        Purchase             Reduced           80.00
0029311719   LIM               GA      30041      PUD                  Primary        Purchase             Standard          95.00
0029312113   WONG              CA      94080      PUD                  Primary        Purchase             Standard          70.00
0029312725   ROWLAND           FL      33496      PUD                  Primary        Purchase             Reduced           80.00
0029312857   HUNG              CA      94062      Single Family        Primary        Refinance            Standard          58.80
0029312931   HOST              CA      92592      PUD                  Primary        Purchase             Reduced           90.00
0029312972   CABRAL            CO      80016      PUD                  Primary        Purchase             Standard          90.00
0029315090   SCHUMACHER        NC      27587      Single Family        Primary        Purchase             Standard          79.80
0029315264   EMANUELE          CA      91042      Single Family        Primary        Purchase             Standard          80.00
0029315785   BACON             GA      30126      PUD                  Primary        Purchase             Reduced           80.00
0029315827   WALDO             MA      01564      Single Family        Primary        Purchase             Standard          80.00
0029317518   CONKEL            NE      68430      Single Family        Primary        Refinance            Standard          72.40
0029317955   ENDICOTT          IL      60565      Single Family        Primary        Purchase             Reduced           75.70
0029318193   BYLER             CO      80921      Single Family        Primary        Cash-out Refinance   Reduced           53.50
0029320124   DAUMAN            CA      92679      PUD                  Primary        Cash-out Refinance   Reduced           67.60
0029320306   BARKER            CO      80634      Single Family        Primary        Refinance            Standard          90.00
0029320413   NGUYEN            CA      95148      Single Family        Primary        Refinance            Reduced           54.80
0029320892   SIKAVI            WA      98118      Single Family        Primary        Purchase             Reduced           80.00
0029321221   ROUNDY            CA      92120      Single Family        Primary        Cash-out Refinance   Reduced           42.60
0029321247   VAN DEN ABBEELE   CA      95616      Single Family        Primary        Purchase             Reduced           80.00
0029321270   WAGONER JR        VA      20148      PUD                  Primary        Purchase             Reduced           72.30
0029321387   KAMBHAM           VA      20120      PUD                  Primary        Purchase             Standard          80.00
0029322054   JUNGHANS          MD      20754      PUD                  Primary        Refinance            Standard          74.70
0029328184   BROWN             MI      48203      Single Family        Primary        Cash-out Refinance   Reduced           75.00
0029329190   RALEY             MN      55438      Single Family        Primary        Cash-out Refinance   Reduced           42.10
0029329372   KLUNGNESS         MN      56444      Single Family        Primary        Purchase             Reduced           58.80
0029330362   ANDERSEN          CO      80302      Single Family        Primary        Refinance            Reduced           78.50
0029331436   ROOT              TX      78669      PUD                  Secondary      Purchase             Standard          50.00
0029332459   MUNN III          NC      27612      Single Family        Primary        Purchase             Standard          68.20
0029332475   HOWELL            OR      97068      PUD                  Primary        Refinance            Reduced           80.00
0029332509   MILLER            CO      80027      PUD                  Primary        Purchase             Standard          58.00
0029332517   HAMPTON           CO      80027      PUD                  Primary        Purchase             Standard          90.00
0029332525   CHARNESKY         MD      21146      Single Family        Primary        Purchase             Reduced           62.00
0029332541   MORIARTY          CO      80403      Single Family        Primary        Refinance            Reduced           78.20
0029332715   CULLINAN          MN      55311      Single Family        Primary        Purchase             Standard          71.40
0029335189   SCHULZE           NJ      07430      PUD                  Primary        Purchase             Reduced           65.00
0029336864   SAPP              CA      92692      PUD                  Primary        Purchase             Reduced           56.80
0029337136   JORDAN            CA      95132      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029338480   ROSENBLUM         CA      92867      PUD                  Primary        Purchase             Standard          80.00
0029340429   MCMULLAN JR       CO      80209      Single Family        Primary        Purchase             Reduced           80.00
0029340452   POWELL            CO      80138      PUD                  Primary        Purchase             Standard          88.50
0029343365   NAYANI            GA      30047      PUD                  Primary        Purchase             Reduced           80.00
0029343845   JARRETT           SC      29607      Single Family        Primary        Refinance            Reduced           68.60
0029343878   CROSS             CA      95682      PUD                  Secondary      Refinance            Standard          80.00
0029343902   LE                LA      70005      Single Family        Primary        Refinance            Reduced           77.80
0029343936   MOORE             WA      98053      PUD                  Primary        Purchase             Standard          80.00
0029344017   PECKMAN           CA      92057      Single Family        Primary        Purchase             Standard          80.00
0029344140   BONA              MN      55386      Single Family        Primary        Purchase             Standard          80.00
0029344181   KANG              CA      92656      PUD                  Primary        Purchase             Standard          80.00
0029344579   PROFFITT JR       TX      75056      PUD                  Primary        Purchase             Reduced           88.70
0029344637   GORDON            TX      75205      Single Family        Primary        Purchase             Standard          79.50
0029344694   FRASER            MD      21784      PUD                  Primary        Purchase             Standard          80.00
0029344942   DELPONTI          NC      28078      PUD                  Primary        Purchase             Reduced           80.00
0029346251   WONGKACHONKITTI   VA      22032      PUD                  Primary        Purchase             Reduced           80.00
0029346327   HAYES             AZ      85258      PUD                  Primary        Cash-out Refinance   Reduced           69.70
0029346426   JUNG              CA      95116      Single Family        Primary        Purchase             Reduced           80.00
0029346442   NORGUEIRA         FL      33437      PUD                  Primary        Purchase             Standard          90.00
0029347093   JOHNSON           CA      92627      PUD                  Primary        Purchase             Reduced           80.00
0029348794   MEISSNER          CA      94588      PUD                  Primary        Refinance            Standard          65.50
0029350386   ROBINSON          CO      80246      Single Family        Primary        Refinance            Standard          57.70
0029350634   WHITE             GA      30319      PUD                  Primary        Purchase             Reduced           62.10
0029351129   PRUNER            CT      06807      Single Family        Primary        Purchase             Standard          80.00
0029351715   WARFORD           VA      22124      PUD                  Primary        Purchase             Standard          75.00
0029353166   ERVIN             MD      20777      PUD                  Primary        Refinance            Reduced           67.30
0029354255   ROTHE             TX      75013      PUD                  Primary        Purchase             Standard          80.00
0029354271   WILES             CA      92692      PUD                  Primary        Purchase             Standard          80.00
0029354487   HEAPHY IV         MD      21093      PUD                  Primary        Purchase             Reduced           80.00
0029354495   BLACK             GA      30523      PUD                  Primary        Refinance            Standard          80.00
0029359254   OWEN              MD      21210      Single Family        Primary        Cash-out Refinance   Reduced           69.00
0029359403   STILLMAN          NY      10504      Single Family        Primary        Purchase             Standard          84.40
0029359619   PINKERTON         TX      75205      Single Family        Primary        Refinance            Reduced           79.30
0029359668   MAXEY             CA      93907      PUD                  Primary        Purchase             Reduced           80.00
0029360765   KUNTZ             TX      78669      PUD                  Primary        Purchase             Reduced           60.50
0029361292   DENHAM            PA      19341      PUD                  Primary        Purchase             Reduced           90.00
0029361557   CHANG             CA      93420      Single Family        Primary        Purchase             Standard          79.90
0029361615   MARR              CO      80007      Single Family        Primary        Refinance            Reduced           84.50
0029361771   WALLACE           CA      92118      Condominimum         Secondary      Purchase             Reduced           66.70
0029362456   TRANG             VA      20124      PUD                  Primary        Purchase             Reduced           74.40
0029362704   VO                CA      95131      Single Family        Primary        Refinance            Standard          74.30
0029364429   MALECHA           IL      60134      Single Family        Primary        Purchase             Reduced           90.00
0029366127   PETTIT            IL      60056      Single Family        Primary        Refinance            Reduced           61.50
0029366366   SALERNO           CA      92657      PUD                  Primary        Purchase             Standard          80.00
0029366382   BARRETT III       MD      21401      Single Family        Primary        Purchase             Reduced           80.00
0029366549   NEWSOME           MD      20754      Single Family        Primary        Purchase             Standard          90.00
0029367224   BOREN             TX      75019      Single Family        Primary        Refinance            Reduced           68.40
0029369071   HARTMAN           NV      89144      PUD                  Primary        Purchase             Standard          80.00
0029369550   KERSCHNER         IL      60202      Single Family        Primary        Purchase             Standard          80.00
0029369618   TOOTHMAN          CA      95030      Single Family        Primary        Purchase             Standard          22.20
0029369659   FORREST           CA      95472      Single Family        Secondary      Purchase             Standard          61.70
0029370194   THOMPSON JR       CA      92821      Single Family        Primary        Purchase             Standard          80.00
0029370285   GILMORE           TX      78642      PUD                  Primary        Purchase             Standard          90.00
0029370590   ROMNEY            CA      95138      Single Family        Primary        Purchase             Standard          80.00
0029370681   MCDONALD          UT      84065      Single Family        Primary        Cash-out Refinance   Standard          80.00
0029371697   MCNEIL            CA      94568      PUD                  Primary        Purchase             Reduced           80.00
0029372059   GRIESBAUER        MA      02540      Single Family        Primary        Purchase             Standard          80.00
0029372869   HOCHSTEDLER       IN      46038      Single Family        Primary        Purchase             Standard          89.60
0029374592   DITIRRO           CA      90272      Single Family        Primary        Refinance            Reduced           79.10
0029374931   PISTURINO         CA      95076      Single Family        Primary        Purchase             Reduced           75.50
0029376225   KEILER            CO      81620      PUD                  Secondary      Purchase             Standard          80.00
0029377017   PRATT JR          VA      22315      PUD                  Primary        Purchase             Reduced           81.70
0029377439   COLCLASURE        AR      72223      Single Family        Primary        Purchase             Standard          80.00
0029377579   FOSS              IL      61704      Single Family        Primary        Purchase             Standard          80.00
0029377629   PETROS            IL      60631      Single Family        Primary        Purchase             Reduced           79.60
0029377702   LANGEFELS SR      MN      55439      Single Family        Primary        Cash-out Refinance   Standard          76.20
0029377793   WATERS            KS      66205      PUD                  Primary        Refinance            Reduced           68.30
0029377868   GREEN             GA      30022      PUD                  Primary        Purchase             Standard          62.50
0029377975   LONGENECKER JR    OH      45208      Single Family        Primary        Refinance            Standard          76.90
0029382645   SONATY            CO      80439      PUD                  Primary        Cash-out Refinance   Standard          58.40
0029382694   ENGLISH           CA      93430      Single Family        Secondary      Purchase             Standard          80.00
0029383262   ARBOGAST          MO      63130      Single Family        Primary        Refinance            Standard          75.40
0029383866   KUNKEL            MO      63090      Single Family        Primary        Cash-out Refinance   Standard          72.90
0029383973   LEFEVRE           MO      63055      Single Family        Primary        Purchase             Standard          59.20
0029384187   NEDNEY            CA      94513      PUD                  Primary        Purchase             Standard          80.00
0029384567   SCOFIELD JR       TX      77056      PUD                  Primary        Purchase             Standard          80.00
0029384823   WOLF              MD      21401      Single Family        Secondary      Purchase             Standard          53.30
0029385051   CHERRICK          MO      63124      PUD                  Primary        Cash-out Refinance   Standard          62.50
0029385226   JONES JR          MO      63005      PUD                  Primary        Cash-out Refinance   Standard          74.20
0029385424   ONEAL             MO      63117      Single Family        Primary        Purchase             Standard          64.70
0029386166   MARA              NJ      07094      Condominimum         Primary        Purchase             Standard          90.00
0029386364   COLLINS           KS      66207      PUD                  Primary        Refinance            Standard          53.60
0029387594   SCHOENIG          KY      42104      Single Family        Primary        Purchase             Reduced           95.00
0029387883   CHEVALIER         WI      53045      Single Family        Primary        Purchase             Standard          69.40
0029388097   MCNALLY           MN      55331      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029388253   HUTJENS           WI      53072      PUD                  Primary        Refinance            Standard          79.50
0029388402   RECHER JR         CO      80421      Single Family        Primary        Cash-out Refinance   Standard          70.00
0029388444   FELDMAN           CA      95405      PUD                  Primary        Cash-out Refinance   Standard          61.70
0029388626   BERCE             WI      53033      Single Family        Primary        Refinance            Standard          75.30
0029388774   BROWN             TX      78730      PUD                  Primary        Refinance            Reduced           70.80
0029389681   MILLER            CA      94949      Single Family        Primary        Cash-out Refinance   Reduced           67.80
0029389707   TESTANI           CA      95012      PUD                  Secondary      Purchase             Reduced           50.00
0029389772   WILSON            CA      95062      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029391265   SLATER            CA      94025      Single Family        Primary        Cash-out Refinance   Standard          23.30
0029391661   PLOWMAN           CA      91902      PUD                  Primary        Purchase             Reduced           80.00
0029391752   NASHARR           IL      60175      PUD                  Primary        Purchase             Reduced           76.50
0029391778   KOZLOWSKI         AZ      85259      PUD                  Primary        Purchase             Standard          80.00
0029391851   TRETTEL           MN      55038      Single Family        Primary        Purchase             Reduced           80.00
0029391893   WICHMAN           WI      53092      PUD                  Primary        Purchase             Standard          75.20
0029391950   HEPP              MN      55305      PUD                  Primary        Purchase             Reduced           65.50
0029392016   CALL              WI      53597      Single Family        Primary        Purchase             Standard          73.10
0029392032   SHALLES           MN      55082      Single Family        Primary        Cash-out Refinance   Reduced           73.80
0029392040   VARDIJAN          IL      60045      Single Family        Primary        Refinance            Reduced           41.40
0029392057   OLSON             MN      55304      Single Family        Primary        Purchase             Standard          80.00
0029392065   GANUS             GA      30004      Single Family        Primary        Refinance            Reduced           74.80
0029392081   SCHNEIDER         WI      53072      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029392099   MONDELLI          TN      37069      Single Family        Primary        Purchase             Reduced           80.00
0029392115   DANIEL            SC      29926      PUD                  Secondary      Purchase             Reduced           80.00
0029392131   BENKOVICH JR      MN      55082      Single Family        Primary        Purchase             Standard          75.10
0029392172   EVERSON           WI      54545      Single Family        Secondary      Refinance            Standard          68.20
0029392214   LOWERY            MN      55331      Single Family        Primary        Purchase             Standard          69.00
0029392230   DENNY             IN      46240      Single Family        Primary        Refinance            Standard          32.50
0029392289   COSSARINI         MO      63005      PUD                  Primary        Purchase             Standard          80.00
0029392321   AEILTS            MN      55316      PUD                  Primary        Purchase             Standard          79.30
0029392487   GILLARD           MN      55122      Single Family        Primary        Purchase             Standard          80.00
0029392537   WELLS             MN      55347      Single Family        Primary        Purchase             Standard          90.00
0029392578   CAMPBELL          MO      63005      PUD                  Primary        Refinance            Standard          62.00
0029392651   HATTERY           IA      52403      Single Family        Primary        Refinance            Standard          67.80
0029392685   RUSSO             WI      53045      Single Family        Primary        Cash-out Refinance   Standard          73.80
0029392719   MALONE            MO      63141      Single Family        Primary        Cash-out Refinance   Standard          63.80
0029392776   HUA               CA      95132      Single Family        Primary        Cash-out Refinance   Reduced           75.00
0029392800   LUDES JR          MN      55118      Single Family        Primary        Purchase             Standard          77.90
0029392834   JONES             MN      56484      Single Family        Primary        Cash-out Refinance   Standard          53.00
0029392891   POZNIAK           WI      54313      Single Family        Primary        Purchase             Standard          77.50
0029393006   SULLIVAN          KS      66224      PUD                  Primary        Purchase             Standard          80.00
0029393030   JUKES             TX      78726      PUD                  Primary        Purchase             Reduced           74.80
0029393048   JIMENEZ           IL      60635      Single Family        Primary        Purchase             Standard          70.00
0029393105   BEARDSLEE         MO      63116      Single Family        Primary        Purchase             Standard          80.00
0029393147   GENSMER           MN      55127      Single Family        Primary        Purchase             Standard          79.30
0029393188   SEITEL            MN      55419      Single Family        Primary        Refinance            Standard          80.00
0029393238   MCLEAN            CA      94513      Single Family        Primary        Purchase             Standard          76.20
0029393279   PLOTNIK           AZ      85259      PUD                  Primary        Purchase             Reduced           80.00
0029393410   FLAHERTY          MD      21037      Single Family        Primary        Purchase             Standard          73.30
0029393683   ZABLOCKI          CO      80126      PUD                  Primary        Purchase             Reduced           72.80
0029394327   WILLS             TX      78746      PUD                  Primary        Purchase             Reduced           80.00
0029394798   HOLMES            CA      95123      Single Family        Primary        Cash-out Refinance   Standard          70.70
0029395068   MEULENBURG        OH      43065      Single Family        Primary        Refinance            Standard          75.00
0029395084   REESE             AL      35242      PUD                  Primary        Purchase             Standard          80.00
0029395159   ROSSETTI          VA      23233      Single Family        Primary        Purchase             Standard          76.10
0029395175   CROSS             CA      93426      PUD                  Secondary      Purchase             Standard          62.70
0029395191   SMITH             AZ      85022      Single Family        Primary        Purchase             Standard          63.00
0029395225   LICATA            CO      80221      Single Family        Primary        Purchase             Standard          80.00
0029395266   WAGNER            CA      90048      Two Family           Primary        Purchase             Standard          80.00
0029395282   LACKEY            CA      91355      Condominimum         Primary        Purchase             Standard          80.00
0029395332   KAHLER            DC      20010      Townhouse            Primary        Purchase             Standard          80.00
0029395381   BARR              MA      02115      Condominimum         Primary        Cash-out Refinance   Standard          75.00
0029395415   SMITH             MD      20815      Single Family        Primary        Refinance            Standard          74.70
0029395431   LEIB              NY      10520      Single Family        Primary        Purchase             Standard          80.00
0029395498   DICKEY            CO      80120      PUD                  Primary        Cash-out Refinance   Standard          80.00
0029395514   WHISENANT         CA      91214      Single Family        Primary        Purchase             Standard          80.00
0029395530   MAHADWAR          CA      95128      PUD                  Primary        Purchase             Standard          80.00
0029395563   MORRIS            CO      81623      Townhouse            Primary        Purchase             Standard          80.00
0029395589   MILAN             TX      75189      Single Family        Primary        Refinance            Standard          80.00
0029395621   MCGAVIS           CO      80542      PUD                  Primary        Purchase             Standard          90.00
0029397916   PICKAR            CA      95035      PUD                  Primary        Refinance            Standard          62.90
0029399508   SHADOMY           GA      30306      Single Family        Primary        Refinance            Standard          80.00
0029401924   LUONG             CA      95121      Single Family        Primary        Purchase             Standard          80.00
0029401973   ANGELES           CO      80301      PUD                  Primary        Refinance            Reduced           72.40
0029402666   WALLER            CA      94566      Single Family        Primary        Cash-out Refinance   Reduced           66.40
0029403680   SLOSSER           CO      80919      Single Family        Primary        Purchase             Standard          80.00
0029403722   TENENBAUM         VA      22308      Single Family        Primary        Refinance            Reduced           78.20
0029403789   PAGE              NC      28277      PUD                  Primary        Purchase             Standard          90.00
0029404753   PIKO              CO      80016      PUD                  Primary        Purchase             Standard          77.40
0029406758   MURRAY            OH      44236      Single Family        Primary        Purchase             Standard          47.40
0029406774   PARRY             CO      80503      Single Family        Primary        Purchase             Standard          80.00
0029407020   SHIMKUS           CO      80401      PUD                  Primary        Purchase             Standard          80.00
0029407715   WEINER            CA      91355      PUD                  Primary        Purchase             Reduced           80.00
0029408341   BAECHLE           TX      75070      PUD                  Primary        Purchase             Standard          58.30
0029409240   GOOR              CA      91302      PUD                  Primary        Cash-out Refinance   Standard          66.30
0029409521   CORTEZ            FL      32174      Single Family        Primary        Purchase             Standard          80.00
0029410347   KINNEAR           CO      80621      Single Family        Primary        Refinance            Standard          75.00
0029410370   BALSLEY           CO      80516      PUD                  Primary        Refinance            Reduced           77.30
0029410396   SERES             WA      98052      PUD                  Primary        Purchase             Standard          79.80
0029410933   HENDRICKSON       CA      94550      PUD                  Primary        Purchase             Reduced           70.00
0029411188   WELSH             TX      75063      PUD                  Primary        Purchase             Reduced           90.00
0029411519   PAJELA            MA      01845      Single Family        Primary        Purchase             Reduced           80.00
0029412301   MC GRORTY         CA      92870      Single Family        Primary        Purchase             Standard          95.00
0029412491   WILSON            SC      29575      Single Family        Secondary      Purchase             Reduced           80.00
0029412509   SMILEY            CO      80228      PUD                  Primary        Purchase             Reduced           80.00
0029413580   WESTIN            CA      94086      Single Family        Primary        Purchase             Standard          73.10
0029413655   TAMIN             CA      91381      PUD                  Primary        Purchase             Standard          80.00
0029413739   BAUTISTA          CA      94591      Single Family        Primary        Purchase             Standard          80.00
0029413911   FOGLIANI          CA      95835      PUD                  Primary        Purchase             Standard          90.00
0029413986   PARK              CA      92009      PUD                  Primary        Purchase             Standard          80.00
0029414026   GUEVARA           CA      94547      PUD                  Primary        Cash-out Refinance   Reduced           63.70
0029415080   ERICKSON          WA      98335      Single Family        Secondary      Purchase             Standard          75.00
0029415759   ADAMS             CO      80907      Single Family        Primary        Cash-out Refinance   Standard          70.00
0029415981   SEDMAN            CA      94708      Single Family        Primary        Refinance            Standard          37.90
0029416021   JENKINS           CA      95476      Single Family        Primary        Cash-out Refinance   Reduced           50.40
0029416070   STANLEY           VA      20176      PUD                  Primary        Purchase             Reduced           80.00
0029416203   DEL VALLE         CO      80228      PUD                  Primary        Purchase             Standard          80.00
0029418951   ROBINSON          NM      87501      Single Family        Primary        Purchase             Reduced           80.00
0029420247   BROOKS            VA      20169      PUD                  Primary        Purchase             Reduced           79.50
0029420288   WILLI             VA      20176      PUD                  Primary        Refinance            Reduced           78.80
0029420841   MELE III          CA      95993      Single Family        Primary        Refinance            Reduced           80.00
0029421609   CEASAR            CA      94585      Single Family        Primary        Purchase             Reduced           80.00
0029422243   MORRISON          CO      80516      PUD                  Primary        Purchase             Reduced           60.20
0029422573   MOGHADAM          CA      94550      PUD                  Primary        Refinance            Reduced           42.20
0029423399   NAGAE             WA      98102      Condominimum         Primary        Purchase             Standard          80.00
0029423597   STONE             CA      94949      Single Family        Primary        Cash-out Refinance   Standard          51.20
0029423738   MCKINLEY          TX      77382      PUD                  Primary        Purchase             Reduced           80.00
0029424421   TRAN              CA      95020      Single Family        Primary        Cash-out Refinance   Reduced           44.40
0029424835   GIANG             CA      95133      PUD                  Primary        Purchase             Standard          50.90
0029424934   WONG              CA      94587      PUD                  Primary        Purchase             Standard          69.60
0029425048   LEE               CA      94587      PUD                  Primary        Purchase             Standard          58.30
0029425097   BABCOCK           UT      84098      Single Family        Primary        Refinance            Reduced           77.50
0029425113   IGNACIO           CA      94591      Single Family        Primary        Purchase             Standard          80.00
0029425196   CHEN              GA      30092      PUD                  Primary        Purchase             Standard          80.00
0029426087   SCHRAY            VA      22309      Single Family        Primary        Purchase             Standard          80.00
0029427127   DUFEK             CA      92656      PUD                  Primary        Purchase             Standard          80.00
0029427374   WISHKA            CA      93551      Single Family        Primary        Refinance            Reduced           86.10
0029427408   HARRINGTON        CA      95050      Single Family        Primary        Purchase             Reduced           80.00
0029430303   NGUYEN            CA      94589      Single Family        Primary        Purchase             Standard          76.50
0029430717   VARMA             CO      80015      PUD                  Primary        Purchase             Standard          68.30
0029431061   BROOKER           MN      55446      Single Family        Primary        Purchase             Standard          84.90
0029431475   MANCINI           TX      75038      PUD                  Primary        Purchase             Reduced           80.00
0029431962   BANKER            CA      93907      PUD                  Primary        Refinance            Reduced           80.00
0029432309   MCCOY             MD      20882      PUD                  Primary        Purchase             Reduced           85.00
0029433299   FARIS             CA      95361      Single Family        Primary        Purchase             Standard          80.00
0029433315   ENNIS             KY      40205      Single Family        Primary        Purchase             Standard          80.00
0029433612   RILEY             CO      80220      Single Family        Primary        Cash-out Refinance   Standard          65.90
0029434032   HEDAYATI          AZ      85253      PUD                  Primary        Cash-out Refinance   Standard          42.80
0029434115   YU                CA      91011      Single Family        Primary        Purchase             Reduced           90.00
0029434149   DUNAIER           CA      91361      Single Family        Primary        Purchase             Standard          90.00
0029434933   KIM               CA      91208      Single Family        Primary        Refinance            Standard          77.60
0029435484   LOWE              KS      66062      Single Family        Primary        Refinance            Reduced           69.50
0029435880   GLOVER            KY      40245      Single Family        Primary        Purchase             Reduced           90.00
0029435930   TACHENY           MN      55117      Single Family        Primary        Purchase             Standard          54.60
0029436698   MURDOCK           FL      33071      PUD                  Primary        Purchase             Reduced           80.00
0029437969   BRENGLE           OH      45174      Single Family        Primary        Cash-out Refinance   Standard          63.10
0029438009   GAGE              WI      54540      Single Family        Secondary      Refinance            Standard          65.40
0029438058   BUCARO            MN      55316      Single Family        Primary        Purchase             Standard          76.00
0029438231   MILLER            MO      63117      PUD                  Primary        Purchase             Standard          70.00
0029440518   BELIN             MD      20910      Single Family        Primary        Purchase             Standard          76.00
0029440773   KNOLLENBERG       CA      92656      PUD                  Primary        Purchase             Standard          55.00
0029440815   SMITH             FL      33156      Single Family        Primary        Purchase             Standard          80.00
0029440864   GARTLAN           CO      80104      PUD                  Primary        Purchase             Reduced           95.00
0029440898   MOREJON           FL      33330      Single Family        Primary        Purchase             Standard          90.00
0029441086   BLANK             FL      33330      PUD                  Primary        Purchase             Reduced           90.00
0029441169   GENTILLE          FL      33067      PUD                  Primary        Purchase             Reduced           78.00
0029441359   RODRIGUEZ         FL      33330      PUD                  Primary        Purchase             Reduced           80.00
0029441466   SAYFI             FL      33143      Single Family        Primary        Purchase             Standard          90.00
0029442332   WHITE             CA      92883      PUD                  Primary        Purchase             Standard          80.00
0029442639   DEAN III          CA      94945      Single Family        Primary        Refinance            Reduced           52.30
0029442720   WILSON            FL      34241      PUD                  Primary        Purchase             Reduced           80.00
0029442795   TAFF              CA      91381      PUD                  Primary        Purchase             Reduced           80.00
0029442878   MOODY             FL      33308      Single Family        Primary        Purchase             Standard          80.00
0029442951   CHAN              CA      94587      PUD                  Primary        Purchase             Standard          63.50
0029443652   RICCI             FL      33602      PUD                  Primary        Purchase             Standard          66.60
0029444890   GRESHAM           VA      20169      PUD                  Primary        Purchase             Standard          90.00
0029445632   HEMFELT           TX      75230      PUD                  Primary        Refinance            Reduced           69.30
0029446408   MURPHY            IL      60031      PUD                  Primary        Purchase             Reduced           86.20
0029446473   LONDON            WA      98011      PUD                  Primary        Purchase             Reduced           80.00
0029447059   WONG              CA      93907      PUD                  Primary        Purchase             Standard          79.60
0029447133   RENDA             CA      92116      Single Family        Primary        Cash-out Refinance   Standard          69.80
0029447232   NILSEN            UT      84604      Single Family        Primary        Refinance            Standard          79.80
0029447281   RODRIGUEZ         MD      20814      Single Family        Primary        Cash-out Refinance   Reduced           80.00
0029447315   PHAM              CA      95126      Two Family           Primary        Purchase             Reduced           90.00
0029447380   HUGHES            CA      92673      PUD                  Primary        Purchase             Standard          79.00
0029447547   SEAL              CA      93420      Single Family        Primary        Purchase             Standard          80.00
0029447570   MORRIS            NM      87501      Condominimum         Secondary      Refinance            Standard          79.90
0029447653   BARRETT           CO      80123      PUD                  Primary        Cash-out Refinance   Standard          79.20
0029447810   OSTIGUY           CA      95076      Single Family        Primary        Purchase             Standard          80.00
0029447836   FORREST           CA      95127      Single Family        Primary        Purchase             Standard          54.70
0029447927   FANGET            CA      94040      Condominimum         Primary        Refinance            Standard          80.00
0029448008   JAKUB             NM      87501      Single Family        Primary        Refinance            Standard          77.80
0029448065   JOHNSON III       CA      95032      Single Family        Primary        Purchase             Standard          34.30
0029448131   STEINBACH         IL      60091      Single Family        Primary        Refinance            Standard          79.50
0029448206   BLAKE             OH      43082      PUD                  Primary        Refinance            Standard          80.00
0029448289   RAGSDALE          GA      30215      PUD                  Primary        Refinance            Standard          80.00
0029448362   SCHULTZ           CA      92009      PUD                  Primary        Purchase             Reduced           80.00
0029448370   AMIN              CA      93711      Single Family        Primary        Cash-out Refinance   Standard          70.40
0029448388   WANG              VA      22310      PUD                  Primary        Purchase             Standard          80.00
0029448396   LATZ              MA      02461      Two Family           Primary        Purchase             Standard          80.00
0029448420   KETTNER           MN      55303      Single Family        Primary        Purchase             Standard          80.00
0029448487   SEGAL             MA      02494      Single Family        Primary        Refinance            Standard          60.00
0029448552   BERGMAN WATSON    MA      02050      Single Family        Primary        Purchase             Standard          90.00
0029448594   RITCHEY           GA      30269      PUD                  Primary        Purchase             Reduced           80.00
0029448610   MONTEITH          WA      98033      Single Family        Primary        Purchase             Reduced           90.00
0029448636   HICKERSON         TX      78628      Single Family        Primary        Purchase             Standard          80.00
0029448677   JONES             IL      60201      Single Family        Primary        Refinance            Standard          60.00
0029448701   HOLLAND           IL      60625      Single Family        Primary        Purchase             Reduced           90.00
0029448743   WRIGHT            MD      20817      Single Family        Primary        Cash-out Refinance   Standard          80.00
0029448867   COHEN             CA      94611      Single Family        Primary        Refinance            Reduced           66.10
0029449055   LAZZARO           CO      80132      PUD                  Primary        Purchase             Reduced           80.00
0029449485   REGAL             GA      30305      Single Family        Primary        Purchase             Standard          80.00
0029449956   CHRISTIE          HI      96734      Single Family        Primary        Purchase             Reduced           79.50
0029452109   DOLKHANI          AZ      85255      PUD                  Primary        Purchase             Standard          80.00
0029452588   KELLEY            CO      80031      PUD                  Primary        Cash-out Refinance   Reduced           62.80
0029453149   RIDDICK III       TX      75225      Single Family        Primary        Purchase             Standard          75.00
0029456563   KESTLER           LA      70810      Single Family        Primary        Purchase             Reduced           70.70
0029457363   RODIBAUGH         CA      92677      Condominimum         Primary        Purchase             Reduced           80.00
0029457462   ESKRIDGE          CO      80016      PUD                  Primary        Purchase             Standard          80.00
0029457603   LAM               CO      80016      PUD                  Primary        Purchase             Standard          80.00
0029457637   HIGHFILL          VA      20111      PUD                  Primary        Purchase             Standard          94.30
0029457678   TALL              CA      95003      Single Family        Primary        Purchase             Reduced           80.00
0029457769   PHILLIPS          IL      60657      Condominimum         Primary        Purchase             Standard          95.00
0029458056   BERMAN            MD      20854      Single Family        Primary        Refinance            Standard          77.50
0029458114   HAZLETT           IL      60201      Single Family        Primary        Refinance            Standard          80.00
0029458155   HAINBACH          MD      20815      Single Family        Primary        Refinance            Standard          79.00
0029458189   BEN HARARI        NY      11367      Single Family        Primary        Purchase             Reduced           90.00
0029458221   DE BERARDINIS     CT      06830      Condominimum         Primary        Cash-out Refinance   Reduced           46.90
0029458312   BRITTIAN          TX      75067      PUD                  Primary        Purchase             Standard          80.00
0029458353   GRANT             VA      22039      PUD                  Primary        Purchase             Reduced           80.00
0029458379   FRANKS            CA      94547      Single Family        Primary        Refinance            Reduced           86.10
0029459542   LOPEZ II          CA      92103      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029459575   HARDING           NY      10603      Single Family        Primary        Purchase             Reduced           80.00
0029459617   MERRELL JR        AL      36542      PUD                  Secondary      Purchase             Reduced           60.00
0029459641   ROBERTS           VA      22207      Single Family        Primary        Refinance            Reduced           78.80
0029459716   BUBENCHIK         OH      43082      Single Family        Primary        Refinance            Reduced           84.80
0029459757   NARDIN            NY      11964      Single Family        Secondary      Purchase             Reduced           80.00
0029459765   SZOSTEK           NY      11228      Two Family           Primary        Purchase             Standard          85.00
0029459773   CARLIN            GA      30560      Single Family        Primary        Purchase             Standard          80.00
0029459781   GREENWAY JR       GA      30319      Single Family        Primary        Purchase             Standard          90.00
0029459815   GARDNER           VA      20165      Single Family        Primary        Purchase             Standard          70.60
0029459849   DONELAN           NY      10512      Single Family        Primary        Purchase             Reduced           63.00
0029459922   ANDREWS           CA      95054      Single Family        Primary        Cash-out Refinance   Reduced           63.60
0029459955   MITTAG            TX      76034      Single Family        Primary        Purchase             Standard          79.30
0029459963   PERRELLI          IL      60010      Single Family        Primary        Refinance            Standard          41.40
0029459989   LAM               NY      11023      Single Family        Primary        Refinance            Standard          37.50
0029460052   CHUONG            CA      91780      Single Family        Primary        Cash-out Refinance   Standard          73.00
0029460276   WILEY JR          CA      92808      PUD                  Primary        Refinance            Reduced           78.00
0029463809   EBADI             VA      22311      Single Family        Primary        Purchase             Standard          90.00
0029463825   GOLDENBERG        IL      60025      Single Family        Primary        Refinance            Reduced           73.90
0029463866   TERRELL           GA      30120      Single Family        Primary        Purchase             Reduced           77.20
0029463908   MUNOZ             TX      76092      PUD                  Primary        Purchase             Reduced           74.20
0029464013   DOLAN III         AL      36526      Single Family        Primary        Purchase             Reduced           70.00
0029464062   BRADLEY           MA      02478      Single Family        Primary        Cash-out Refinance   Reduced           55.90
0029464377   COX               TX      76210      Single Family        Primary        Purchase             Reduced           63.10
0029464419   SANCHEZ           MD      20882      Single Family        Primary        Refinance            Standard          80.00
0029468386   MACGILLIVRAY      MA      02474      Condominimum         Primary        Purchase             Reduced           80.00
0029468444   BISSELL           IL      60067      Single Family        Primary        Refinance            Standard          64.00
0029468477   GROSSFIELD        MD      20817      Single Family        Primary        Refinance            Standard          77.10
0029468501   LOFFT             DC      20011      Single Family        Primary        Cash-out Refinance   Standard          74.90
0029470846   HAMILTON          TX      77459      PUD                  Primary        Purchase             Standard          80.00
0029470895   COX JR            VA      23451      Single Family        Primary        Purchase             Standard          80.00
0029470960   DAHL              MN      55113      Single Family        Primary        Purchase             Standard          80.00
0029471042   GEORGAS           TX      75025      Single Family        Primary        Purchase             Reduced           80.00
0029471109   CELONA            MA      01862      Single Family        Primary        Purchase             Standard          80.00
0029471174   MCFARLAND         CA      95746      PUD                  Primary        Purchase             Standard          80.00
0029473295   STEWARD           KS      66223      PUD                  Primary        Purchase             Reduced           80.00
0029473329   SWAIN             AZ      85268      PUD                  Primary        Purchase             Standard          80.00
0029473485   JOSEPH            AL      35406      PUD                  Primary        Refinance            Reduced           90.00
0029473758   GERJARUSAK        CA      93420      PUD                  Primary        Purchase             Standard          80.00
0029475126   RODRIGUEZ         CA      95111      Single Family        Primary        Purchase             Standard          80.00
0029475175   HYUN              NJ      07039      Single Family        Primary        Purchase             Reduced           61.80
0029476801   BLUTHENTHAL       CA      90039      Single Family        Primary        Purchase             Standard          80.00
0029480738   KELLER            CA      95124      Single Family        Primary        Refinance            Standard          79.80
0029484656   OBRIEN            MN      56288      Single Family        Primary        Refinance            Reduced           90.00
0029502325   BROOKS            CO      80540      Single Family        Primary        Purchase             Standard          90.00
0029508751   LE                VA      22030      Single Family        Primary        Purchase             Standard          50.00
0029508777   JACKSON           IL      60102      PUD                  Primary        Purchase             Standard          80.00
0029508793   DANIEL            GA      30152      Single Family        Primary        Purchase             Standard          80.00
0029508819   BROWN             MA      01983      Single Family        Primary        Cash-out Refinance   Standard          72.90
0029508827   ASSEFA            CA      95136      Condominimum         Primary        Purchase             Standard          80.00
0029508850   PAYNE JR          GA      30342      PUD                  Primary        Cash-out Refinance   Standard          75.00
0029508918   GIELEN            MD      21037      PUD                  Primary        Purchase             Reduced           80.00
0029508983   HOWARD            VA      20176      PUD                  Primary        Refinance            Standard          69.50
0029509163   MANRIQUE          IL      60614      Single Family        Primary        Refinance            Standard          70.80
0029509213   GROYSMAN          IL      60089      Single Family        Primary        Purchase             Standard          74.60
0029509239   POTMESIL          CT      06851      Single Family        Primary        Refinance            Standard          77.50
0029509320   WEISMANTEL        IL      60525      Single Family        Primary        Purchase             Reduced           80.00
0029509387   KATZ              NY      11725      Single Family        Primary        Cash-out Refinance   Standard          75.00
0029509429   DU                CA      92069      PUD                  Primary        Cash-out Refinance   Standard          75.00
0029509494   JONES             CA      95035      Single Family        Primary        Refinance            Reduced           90.00
0029509528   BULLOCK           CA      95762      PUD                  Primary        Purchase             Standard          57.80
0029509569   BLOWERS           CA      93420      Single Family        Primary        Cash-out Refinance   Standard          78.20
0029509593   VAZQUEZ           CA      95135      Single Family        Primary        Purchase             Standard          80.00
0029509619   RUSSELL           CA      95618      PUD                  Primary        Refinance            Standard          78.00
0029509635   ADOLPH            CA      90019      Two Family           Primary        Refinance            Standard          79.20
0029509650   ZAGHA             CA      91436      Single Family        Primary        Cash-out Refinance   Standard          80.00
0029509676   BARKSDALE         CA      95616      PUD                  Primary        Refinance            Standard          70.60
0029509718   SAQUI             CA      95746      PUD                  Primary        Purchase             Standard          79.70
0029509742   ASCHER            CT      06883      Single Family        Primary        Purchase             Standard          46.40
0029509775   BOBEK JR          IL      60068      Single Family        Primary        Refinance            Standard          69.30
0029509809   LEARMAN           MI      48167      Single Family        Primary        Purchase             Standard          60.00
0029509858   PALMER            IL      60453      Single Family        Primary        Refinance            Standard          80.00
0029516705   NADATHUR          CA      95134      PUD                  Primary        Purchase             Standard          80.00
0029516788   COLOSIMO          CA      95128      Single Family        Primary        Purchase             Standard          80.00
0029516812   CHEN              CA      92069      PUD                  Primary        Cash-out Refinance   Standard          75.00
0029516945   BROWN             CA      93611      Single Family        Primary        Purchase             Standard          80.00
0029516994   RICHARDS          CO      80234      PUD                  Primary        Purchase             Standard          80.00
0029517042   JOHNSON           NV      89117      Single Family        Primary        Refinance            Standard          75.60
0029517091   BINGGELI          UT      84770      PUD                  Primary        Purchase             Standard          77.20
0029517133   VELGOT III        CA      95050      PUD                  Primary        Cash-out Refinance   Standard          72.60
0029517166   SPENCER           CO      80536      Single Family        Primary        Purchase             Standard          75.00
0029517208   MILLER            CO      80241      PUD                  Primary        Cash-out Refinance   Standard          76.00
0029517232   BRIGGS            NM      87107      Single Family        Primary        Cash-out Refinance   Standard          80.00
0029517265   POND              UT      84010      Single Family        Primary        Cash-out Refinance   Reduced           70.80
0029517281   NOWOSIELSKI       MI      48316      Single Family        Primary        Cash-out Refinance   Standard          73.00
0029517315   MEISELMAN         GA      30350      Single Family        Primary        Refinance            Standard          72.60
0029517331   TRAINI            MA      02464      Single Family        Primary        Refinance            Reduced           77.80
0029517364   YAVER             CA      95616      Single Family        Primary        Purchase             Standard          77.90
0029517406   SCHAFER           IL      60025      Single Family        Primary        Refinance            Standard          75.60
0029517430   ANDERSON          IL      60187      PUD                  Primary        Refinance            Reduced           79.50
0029517489   VATTER            CO      80104      PUD                  Primary        Purchase             Standard          80.00
0029517513   WALKER            MN      55347      Single Family        Primary        Cash-out Refinance   Standard          80.00
0029517539   WEINSTEIN         AZ      85254      Single Family        Primary        Purchase             Standard          86.00
0029517547   COLLINS           OH      43004      Single Family        Primary        Purchase             Standard          84.90
0029517596   SOMMER            IL      60091      Single Family        Primary        Refinance            Standard          49.80
0029518495   KLEINSCHMIDT      IL      60523      Single Family        Primary        Refinance            Reduced           76.90
0029518503   ALAFRIZ           MI      48047      PUD                  Primary        Cash-out Refinance   Standard          74.40
0029518537   BENNETT           DC      20009      Single Family        Primary        Refinance            Reduced           54.00
0029519717   SERGEANT          CT      06854      Single Family        Primary        Purchase             Reduced           80.00
0029539210   GRAHAM            DC      20008      Single Family        Primary        Refinance            Reduced           58.40
0029539251   SNEATHERN         TX      75062      PUD                  Primary        Purchase             Standard          90.00
0029551108   DAGADU            MD      21042      Single Family        Primary        Cash-out Refinance   Standard          90.00
0029551728   WILLSHER          CT      06877      Single Family        Primary        Purchase             Reduced           57.50
0029551819   SCHULTZ           TX      77055      Single Family        Primary        Purchase             Reduced           70.00
0029551892   HOFER             NJ      08540      Single Family        Primary        Refinance            Reduced           63.40
0029552080   SOLIVERAS         TX      79912      Single Family        Primary        Purchase             Reduced           80.00
0029552148   IYER              MI      48306      Single Family        Primary        Refinance            Reduced           80.00
0029555471   ALKOBI            NJ      07430      Single Family        Primary        Purchase             Reduced           52.60
0029555802   KHORASHADI        CA      94530      Single Family        Primary        Refinance            Reduced           71.60
0029558160   FOX               MD      20882      PUD                  Primary        Purchase             Reduced           80.00
0029558350   CATTI             CA      95356      Single Family        Primary        Purchase             Standard          80.00
0029558418   BRANNMAN          VA      22307      Single Family        Primary        Purchase             Reduced           80.00
0029558624   MELITA            NY      10950      Single Family        Primary        Purchase             Standard          76.90
0029558715   DEGNI             NY      11755      Single Family        Primary        Purchase             Standard          90.00
0029558889   BRUSH             CA      92025      PUD                  Primary        Cash-out Refinance   Standard          73.10
0029559010   VAN CLEAVE        IL      60091      Single Family        Primary        Refinance            Reduced           47.10
0029559077   GOLER             CA      94602      Single Family        Primary        Refinance            Standard          80.00
0029559093   HUMPHREY          NC      28226      PUD                  Primary        Purchase             Reduced           80.00
0029559135   BROWN             CA      94903      Condominimum         Primary        Purchase             Standard          80.00
0029564010   DENNISON          CA      90403      Condominimum         Primary        Purchase             Standard          80.00
0029564085   LOSTAUNAU         PA      19454      Single Family        Primary        Purchase             Standard          77.10
0029569456   BATTLE            FL      33606      Single Family        Primary        Refinance            Reduced           28.10
0029569472   CARLO             FL      33186      Single Family        Primary        Purchase             Standard          90.00
0029569514   KUNATH            IL      60607      Condominimum         Primary        Purchase             Standard          90.00
0029569530   MARTEL            CT      06085      Single Family        Primary        Purchase             Standard          69.80
0029569613   HELMS             FL      34695      PUD                  Primary        Purchase             Standard          80.00
0029569654   HOLROYD           IL      60558      Single Family        Primary        Purchase             Standard          95.00
0029569779   HAWKES            FL      33330      PUD                  Primary        Purchase             Reduced           90.00
0029570835   MILAITIS          WI      53092      PUD                  Primary        Cash-out Refinance   Standard          57.60
0029571387   MCBRIDE           NJ      07760      Single Family        Primary        Purchase             Reduced           80.00
0029571452   MOTLANI           WI      53045      PUD                  Primary        Purchase             Standard          60.00
0029571486   BOLZ              WI      53593      PUD                  Primary        Purchase             Standard          59.80
0029571551   MITCHELL          MI      48059      Condominimum         Primary        Refinance            Standard          80.00
0029571809   BYINGTON          MO      65026      Single Family        Primary        Refinance            Standard          65.40
0029576410   MAY               MD      20815      Single Family        Primary        Refinance            Standard          75.00
0029577673   SUPPLEE           MO      64064      PUD                  Primary        Refinance            Standard          65.00
0099003451   OTTO              TX      78681      PUD                  Primary        Purchase             Standard          76.70
0099018459   DODDER JR         CA      94965      Single Family        Primary        Refinance            Standard          54.20
6003875926   DOUCETTE          CA      90731      Single Family        Primary        Refinance            All Ready Home    42.10
6005940751   CONDON            FL      34997      Single Family        Primary        Cash-out Refinance   Reduced           46.90
6007278622   CILANI            CA      90277      Single Family        Primary        Refinance            Reduced           72.40
6008653112   HALUALANI         CA      94403      Single Family        Primary        Cash-out Refinance   Reduced           37.90
6009648400   GILSON            CA      95818      Single Family        Primary        Purchase             Reduced           80.00
6012282635   SAN LUIS          CA      90803      PUD                  Primary        Refinance            All Ready Home    75.40
6012727241   NIERENBERG        CA      94530      Single Family        Primary        Cash-out Refinance   Standard          60.50
6013314163   BERNSTEIN         CA      91024      Single Family        Primary        Refinance            Standard          78.80
6013622870   DE LA CERDA       CA      94063      Two Family           Primary        Purchase             Reduced           80.00
6014870874   WEIR              CA      94901      Single Family        Primary        Refinance            Reduced           75.00
6016291194   VAN HORNE         CA      94024      Single Family        Primary        Refinance            Standard          19.10
6016818251   ANTRACOLI         CA      94402      Single Family        Primary        Purchase             Standard          68.60
6017670248   CORNICK           CA      95023      Single Family        Primary        Cash-out Refinance   Standard          70.00
6017772523   BALDWIN           CA      92024      Single Family        Primary        Purchase             Standard          75.00
6019028411   REIMER            CA      94583      PUD                  Primary        Purchase             Reduced           69.50
6019645354   EBNER JR          FL      33931      Single Family        Secondary      Purchase             Reduced           70.00
6020079742   LUNG              CA      91108      Single Family        Primary        Refinance            Reduced           79.90
6023038679   DELGADO           CA      91737      PUD                  Primary        Purchase             Reduced           80.00
6026950631   MOORE             CA      95037      Single Family        Primary        Cash-out Refinance   Standard          72.60
6029213805   LANDERS III       NC      27514      Single Family        Primary        Purchase             Reduced           80.00
6029894976   CUDE              CA      91040      Single Family        Primary        Refinance            Reduced           78.40
6031132175   GEX               NV      89123      PUD                  Primary        Refinance            Standard          79.20
6032243443   FRENCH            MD      21401      PUD                  Primary        Purchase             Reduced           80.00
6032266337   YBARRA            CA      92672      Single Family        Primary        Purchase             Reduced           80.00
6033495414   SNOWDON           MD      21012      PUD                  Primary        Refinance            Standard          52.10
6034127867   TOY               CA      95037      Single Family        Primary        Cash-out Refinance   Standard          70.00
6034970829   TANG              CA      94010      Single Family        Primary        Cash-out Refinance   Standard          36.70
6037658132   BOOI              GA      30328      Single Family        Primary        Purchase             Reduced           80.00
6038009301   BAUGH             CA      92869      Single Family        Primary        Purchase             Standard          80.00
6041647378   GARCIA            CA      95124      Single Family        Primary        Purchase             Reduced           80.00
6041944114   ENGEL             NV      89145      PUD                  Primary        Purchase             Reduced           80.00
6043061966   FISHEL            TX      75240      Single Family        Primary        Refinance            Reduced           53.90
6043064283   HOLLAND           CA      94109      High-Rise Condo      Primary        Purchase             Reduced           80.00
6046453004   RUSSO             CA      94903      Single Family        Primary        Purchase             Reduced           74.00
6047651499   NIEVES JR         CA      94568      Single Family        Primary        Cash-out Refinance   Reduced           59.00
6048210113   NIMSKY            CA      90505      Single Family        Primary        Purchase             Reduced           80.00
6048453481   TALLAPENENI       CA      94539      Single Family        Primary        Refinance            Standard          79.80
6048633983   SIMPSON           TN      37763      Single Family        Primary        Refinance            Reduced           75.00
6048951245   MEHTA             CA      92631      Single Family        Primary        Refinance            Reduced           72.00
6050834248   COLLIS            IN      46814      Single Family        Primary        Refinance            Reduced           67.40
6053521057   BELINGHERI        CA      94945      Single Family        Primary        Cash-out Refinance   Standard          58.40
6054714461   ROQUE             CA      95118      Single Family        Primary        Refinance            All Ready Home    38.60
6055818105   KONEN             NC      28277      PUD                  Primary        Refinance            Standard          66.30
6056500876   SMITH             FL      33301      Single Family        Primary        Refinance            Standard          58.90
6059891702   KRISTINIK III     SC      29209      PUD                  Primary        Refinance            Reduced           79.80
6063356551   MALVEDA           CA      94587      Single Family        Primary        Purchase             Reduced           88.00
6065611086   PENNINGTON        CA      90048      Single Family        Primary        Refinance            Standard          69.00
6065865187   MANHARD           CA      92067      PUD                  Primary        Cash-out Refinance   Standard          71.90
6068862413   BEESON            CA      94121      Condominimum         Primary        Purchase             Reduced           80.00
6069933445   STAMENOV          CA      93921      Single Family        Primary        Purchase             Standard          65.60
6075031119   HERRIN            CA      92106      Single Family        Primary        Purchase             Reduced           58.70
6076709150   FENDEL            TX      75287      PUD                  Primary        Cash-out Refinance   Standard          73.10
6083703386   GROUT             CA      94526      PUD                  Primary        Purchase             Standard          70.00
6086414833   KNOWLES           CT      06419      Single Family        Primary        Purchase             Standard          80.00
6087516818   JENNINGS          WY      83001      Single Family        Primary        Refinance            Standard          62.50
6088203002   BOUCHARD          CA      91011      Single Family        Primary        Cash-out Refinance   Standard          67.50
6093501549   KIM               CA      90064      Single Family        Primary        Cash-out Refinance   Standard          56.80
6094138077   PERRY             CA      94587      Single Family        Primary        Refinance            Reduced           69.30
6095384951   FAVRE             VA      20175      PUD                  Primary        Cash-out Refinance   Standard          74.70
6096030306   SUTHERLAND        CA      92549      Single Family        Primary        Purchase             Reduced           57.10
6096314213   GONZALEZ          CA      94015      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6098587675   CONNOLLY          CA      94598      Single Family        Primary        Refinance            Reduced           70.30
6099176155   HEPPERLE          CA      90278      Condominimum         Primary        Purchase             Standard          80.00
6101353834   GOWLAND           CA      90292      Condominimum         Primary        Purchase             Standard          80.00
6104128878   BACHARACH         PA      18940      Single Family        Primary        Cash-out Refinance   Standard          68.90
6110057848   MUHAWIEH          CA      94080      Single Family        Primary        Purchase             Reduced           69.00
6110554992   MCALISTER         NC      28207      Single Family        Primary        Refinance            Standard          59.10
6112426009   NEELY             NC      28078      PUD                  Primary        Purchase             Reduced           76.80
6113177361   ROWINSKI          VA      22936      Single Family        Primary        Refinance            Standard          79.20
6113537838   BUENO             CA      90803      Single Family        Primary        Purchase             Reduced           80.00
6120398075   BROWN             CA      92679      PUD                  Primary        Purchase             Standard          77.20
6123096460   LEONARD           CA      95020      Single Family        Primary        Purchase             Standard          86.00
6124876597   ANDERSEN          CA      94112      Single Family        Primary        Purchase             Reduced           80.00
6125769676   GILLINGS          CA      92692      PUD                  Primary        Purchase             Reduced           80.00
6126588836   FRANCIS           CA      94951      Single Family        Primary        Cash-out Refinance   Reduced           67.80
6126928834   SANTANA           FL      33040      Single Family        Primary        Cash-out Refinance   Standard          53.70
6127280334   MCCASLIN          WA      98008      Single Family        Primary        Cash-out Refinance   Standard          74.80
6132830909   CAWLEY            CA      91381      PUD                  Primary        Purchase             Standard          80.00
6133096773   GARDNER           CA      94132      Single Family        Primary        Refinance            Standard          75.00
6134635025   COHEN             CA      94530      Single Family        Primary        Purchase             Standard          76.10
6134653002   PRILLAMAN         VA      23601      Single Family        Primary        Purchase             Standard          59.30
6135007349   MC NEMAR          CA      94506      PUD                  Primary        Purchase             Standard          80.00
6135924097   IMAGIRE           CA      94610      Single Family        Primary        Purchase             Reduced           79.90
6139426776   GRINDSTAFF        CA      90803      Single Family        Primary        Purchase             Reduced           80.00
6140202927   BUNTIN            NV      89509      Single Family        Primary        Purchase             Standard          80.00
6140257228   MAGALLANES        CA      95682      Single Family        Primary        Refinance            Reduced           60.80
6140573657   DICKSON           CA      90807      PUD                  Primary        Refinance            Reduced           50.70
6146463630   CONNELLY          SC      29464      PUD                  Primary        Cash-out Refinance   Standard          61.40
6147297433   FOGGIATO          CA      94587      Single Family        Primary        Cash-out Refinance   Standard          75.00
6148349456   STEWART           TN      37027      PUD                  Primary        Purchase             Reduced           73.30
6151169106   CLARK             CA      92106      Single Family        Primary        Refinance            Reduced           55.40
6156260835   MELBY             WA      98005      Single Family        Primary        Purchase             Standard          67.10
6156826395   BERRY III         CA      90278      Single Family        Primary        Purchase             Standard          80.00
6157372209   LEITNER           CA      94127      Single Family        Primary        Cash-out Refinance   Standard          53.60
6157574747   BERGEN            IL      60622      PUD                  Primary        Purchase             Standard          72.60
6159518692   ALVARADO          CA      95125      Single Family        Primary        Cash-out Refinance   Reduced           64.70
6160977655   MORTIMER          CA      92629      PUD                  Primary        Purchase             Standard          76.50
6161506735   KWONG             CA      94118      Two Family           Primary        Purchase             Standard          60.00
6162768672   AUGUSTINE JR      CA      94002      Single Family        Primary        Purchase             Standard          80.00
6163790782   NGUYEN            CA      95127      Single Family        Primary        Purchase             Standard          79.00
6165474336   VISMONTE          CA      92130      Single Family        Primary        Refinance            Standard          58.40
6166690328   CARLOS            CA      95076      Single Family        Primary        Cash-out Refinance   Standard          33.00
6169157804   TERRY             VA      22903      PUD                  Primary        Refinance            Standard          62.40
6169918106   SWANSON           WA      98059      Single Family        Primary        Purchase             Reduced           80.00
6170616657   GUCKEYSON         VA      23128      Single Family        Primary        Refinance            Standard          67.10
6171255752   AIKAWA            CA      95403      Single Family        Primary        Purchase             Standard          80.00
6171285387   HAYES             OH      43035      Single Family        Primary        Refinance            Reduced           90.00
6172582808   SULLIVAN          CA      92646      Single Family        Primary        Purchase             Standard          80.00
6172841634   BOLTON            CA      91011      Single Family        Primary        Purchase             Reduced           45.70
6173219632   SHERMAN           CA      94066      Single Family        Primary        Purchase             Reduced           80.00
6176445739   BARNETT JR        CA      95051      Single Family        Primary        Cash-out Refinance   Standard          44.30
6177418123   LIM               CA      94118      Two Family           Primary        Purchase             Standard          52.30
6179287435   BHATT             CA      91765      PUD                  Primary        Purchase             Standard          45.70
6179788903   GOEBEL            CA      95060      Single Family        Primary        Cash-out Refinance   Standard          74.10
6190901972   SANTOS            CA      95020      Single Family        Primary        Purchase             Reduced           57.70
6195275760   SAUL              CA      94611      Single Family        Primary        Refinance            Standard          54.50
6197415257   COSTA             CA      93906      Single Family        Primary        Purchase             Reduced           80.00
6198241405   PERLA             CA      94063      Single Family        Primary        Purchase             Standard          90.00
6198309012   MYERS             CA      94028      Single Family        Primary        Refinance            Reduced           44.90
6199158517   POPOWCER          NV      89052      PUD                  Primary        Purchase             Reduced           80.00
6200600507   SATOW             CA      93923      PUD                  Primary        Refinance            Standard          55.60
6201122139   LINDLEY           VA      20170      PUD                  Primary        Refinance            Standard          76.30
6201713036   IAKOVLEV          CA      95070      Single Family        Primary        Refinance            Standard          70.00
6205881250   VAN TREIJEN       CA      92604      PUD                  Primary        Refinance            Reduced           58.30
6206116052   ARCALA            CA      94015      Single Family        Primary        Refinance            Standard          62.60
6206532233   LIEBERMAN         NV      89109      High-Rise Condo      Primary        Purchase             Standard          80.00
6206728955   PILO              CA      90602      Single Family        Primary        Refinance            Standard          70.00
6212298431   MCKAY             CA      92253      PUD                  Secondary      Purchase             Standard          48.80
6212844028   SMITH             NY      11215      FALSE                Primary        Purchase             Standard          80.00
6216014545   RHYNE             SC      29582      Single Family        Primary        Refinance            Reduced           70.40
6218784715   TUCKER            CA      93109      Condominimum         Secondary      Refinance            Reduced           72.50
6223734044   SCHWARTZ          CA      90049      Single Family        Primary        Purchase             Reduced           80.00
6225678934   GOVINDARAJI       CA      94080      Single Family        Primary        Purchase             Reduced           80.00
6227337067   MORE JR           WA      98125      Single Family        Primary        Refinance            Standard          88.70
6227596464   LEE               CA      94306      Single Family        Primary        Refinance            Standard          44.80
6227922926   PULIDO            CA      94303      Single Family        Primary        Purchase             Standard          95.00
6234042080   EVANS             ID      83333      Single Family        Primary        Purchase             Reduced           80.00
6235606776   OM                CA      94087      Single Family        Primary        Cash-out Refinance   Standard          68.00
6241437232   PARRISH           WA      98103      Single Family        Primary        Refinance            Reduced           80.00
6243353858   BUTO              CA      93010      PUD                  Primary        Refinance            All Ready Home    56.70
6245724882   ADAMS             WA      98053      Single Family        Primary        Purchase             Reduced           80.00
6246577917   MACINTYRE         CA      94606      Single Family        Primary        Purchase             Reduced           80.00
6247325217   COATS             GA      30327      Single Family        Primary        Purchase             Reduced           49.80
6248450964   SUMMERS           VA      22039      Single Family        Primary        Purchase             Reduced           77.80
6251391469   VELEZ             CA      94040      Single Family        Primary        Cash-out Refinance   Standard          44.80
6256004091   HERMAN            CA      94610      PUD                  Primary        Purchase             Standard          60.80
6257204211   UGRAPANDIAN       CA      94536      PUD                  Primary        Purchase             Reduced           75.00
6257669694   GAZDA             AZ      85331      Single Family        Primary        Purchase             Standard          80.00
6257827458   ROHDE             CA      92067      PUD                  Primary        Refinance            Reduced           46.60
6260397911   GIES              CA      95123      Single Family        Primary        Cash-out Refinance   Reduced           68.20
6262267815   WEHMANN           CA      94550      Single Family        Primary        Cash-out Refinance   Standard          66.30
6264014579   WIGGINS           NC      28211      Single Family        Primary        Purchase             Standard          60.60
6265706124   ORABONA           CA      95124      Single Family        Primary        Refinance            Reduced           80.00
6267049366   SCHUSTER          CA      93612      Single Family        Primary        Purchase             Reduced           80.00
6267322573   SAMITER           NJ      07747      Single Family        Primary        Refinance            Standard          90.00
6273059573   MONTANTE          CA      93955      Single Family        Primary        Purchase             Reduced           79.70
6273265584   GILMER            CA      95670      PUD                  Primary        Purchase             Standard          90.00
6275739362   MURPHY            CA      92270      Single Family        Primary        Cash-out Refinance   Reduced           51.60
6278536856   FRANKEL           CA      92009      PUD                  Primary        Cash-out Refinance   Standard          70.00
6278974883   YAO               CA      94564      PUD                  Primary        Purchase             Reduced           80.00
6280832517   MENDOZA           CA      95005      Single Family        Primary        Purchase             Standard          80.00
6288447532   GRANT             FL      33549      PUD                  Primary        Purchase             Reduced           80.00
6289372119   YOUNGDAHL         CA      95864      Single Family        Primary        Purchase             Reduced           90.00
6293247208   POOLE             CA      94117      Condominimum         Primary        Refinance            Reduced           73.00
6295317199   JOHANSEN          CA      94030      Single Family        Primary        Cash-out Refinance   Reduced           54.30
6295327438   HENTON SR         TX      78733      PUD                  Primary        Purchase             Reduced           80.00
6297490267   COURTS            DC      20009      Condominimum         Primary        Purchase             Reduced           80.00
6299087459   BUCHBINDER        CA      92037      Single Family        Primary        Refinance            Standard          43.90
6299417573   SINASOHN          CA      94127      Single Family        Primary        Cash-out Refinance   Reduced           64.20
6299442415   BOSCHERT          MO      64152      Single Family        Primary        Refinance            Standard          77.80
6300107742   YAGA              VA      22039      PUD                  Primary        Purchase             Reduced           80.00
6300942122   BROOKS            CA      90049      Single Family        Primary        Refinance            Standard          56.00
6302099129   MONTGOMERY        GA      30327      PUD                  Primary        Purchase             Standard          56.50
6302840613   SAPP              CA      92692      PUD                  Primary        Purchase             Reduced           80.00
6304456913   BARNARD M D       CA      93940      Single Family        Primary        Refinance            All Ready Home    68.50
6306520518   KAHAN             TX      77024      PUD                  Primary        Purchase             Standard          71.40
6306714129   SALUTE            CA      92210      Single Family        Primary        Refinance            All Ready Home    74.10
6307356532   CHALLINOR         TX      76034      PUD                  Primary        Refinance            Standard          71.70
6307679263   PASTERNACK        MA      02492      Single Family        Primary        Refinance            Reduced           73.10
6313226786   VAIO              GA      30319      Single Family        Primary        Cash-out Refinance   Reduced           36.80
6315030780   PAISLEY           CA      95123      Single Family        Primary        Purchase             Standard          80.00
6317118591   GILLEY            VA      20170      PUD                  Primary        Cash-out Refinance   Standard          67.70
6319747942   BAIER             VA      22305      Single Family        Primary        Refinance            Reduced           76.80
6320949826   ZOMBER            TN      37067      Single Family        Primary        Purchase             Standard          80.00
6321175553   OGILVIE           CA      94118      Condominimum         Primary        Purchase             Standard          62.40
6321345339   WITZ              WA      98027      Single Family        Primary        Purchase             Reduced           80.00
6323277381   OTTERSON          NC      27614      PUD                  Primary        Cash-out Refinance   Standard          75.00
6323427846   ROSEN             CA      91436      Single Family        Primary        Purchase             Standard          80.00
6324151684   BEVILACQUA        CA      91302      PUD                  Primary        Refinance            Reduced           30.10
6324662219   FISCHER           CA      94563      Single Family        Primary        Cash-out Refinance   Standard          29.30
6325175070   WARING            VA      20147      PUD                  Primary        Purchase             Reduced           74.20
6325565205   BARRETT           CA      92692      PUD                  Primary        Cash-out Refinance   Standard          74.90
6325681929   MOLINARO          CA      90240      Single Family        Primary        Purchase             Reduced           89.00
6325712435   BELTRAMO          CA      94954      Single Family        Primary        Purchase             Standard          80.00
6326435994   SAMAHA            CA      95148      Single Family        Primary        Purchase             Reduced           80.00
6326556674   LOPEZ             CA      93906      Single Family        Primary        Purchase             Reduced           85.00
6328165359   DAVID             CA      90292      Condominimum         Primary        Refinance            Reduced           56.60
6328643744   GROVE             CA      94583      Single Family        Primary        Cash-out Refinance   Reduced           58.30
6328659807   NELSON            VA      20148      PUD                  Primary        Purchase             Standard          80.00
6331071420   LAM               CA      94116      Single Family        Primary        Cash-out Refinance   Standard          60.00
6331514742   BANNISTER JR      MD      21242      PUD                  Primary        Cash-out Refinance   Standard          75.00
6333051495   JOHN              CA      94127      Single Family        Primary        Cash-out Refinance   Standard          36.20
6334200125   MAYO              CA      94506      PUD                  Primary        Cash-out Refinance   Standard          51.30
6337388968   GEREAUX           CA      94544      Single Family        Primary        Cash-out Refinance   Reduced           70.80
6342805642   NASH              CA      92024      PUD                  Primary        Purchase             Reduced           75.70
6343985500   MEITZLER          TN      37064      Single Family        Primary        Cash-out Refinance   Reduced           55.60
6347864602   HENDRICKX         CA      92657      PUD                  Primary        Cash-out Refinance   Reduced           61.20
6348021061   TRINH             CA      95148      Single Family        Primary        Refinance            Reduced           80.00
6348290005   RODRIGUEZ         CO      80501      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6349011277   LEBON             CA      94550      Single Family        Primary        Refinance            Standard          71.20
6349180544   BENESH            CA      94103      Condominimum         Primary        Refinance            Standard          80.00
6349862133   MILONOPOULOS      NJ      08527      Single Family        Primary        Cash-out Refinance   Standard          75.00
6350194525   MORRIS            CA      90272      Single Family        Primary        Refinance            Reduced           78.50
6351443566   BROWN             OH      43017      Single Family        Primary        Purchase             Reduced           80.00
6352459157   MYRHUM            AZ      85254      PUD                  Primary        Purchase             Reduced           80.00
6354140870   STEVENS           CA      94703      Single Family        Primary        Purchase             Reduced           59.80
6355306777   HAMMEN            CA      95110      Single Family        Primary        Refinance            Reduced           77.10
6357136826   LAM               CA      94112      Single Family        Primary        Refinance            Reduced           70.90
6358543590   VISITACION        CA      95051      Single Family        Primary        Cash-out Refinance   Standard          69.00
6359465207   GARVIDA           CA      94080      Single Family        Primary        Refinance            All Ready Home    44.70
6365238473   ATKIN             DC      20009      Condominimum         Primary        Purchase             Reduced           80.00
6365545646   WANG              CA      94539      Single Family        Primary        Purchase             Reduced           70.00
6365571964   WILSON            VA      22301      Single Family        Primary        Refinance            Reduced           74.80
6365923421   NEWMAN            CA      94566      PUD                  Primary        Purchase             Standard          67.20
6367774897   ATKINS            CA      94063      Single Family        Primary        Refinance            Reduced           72.50
6368181167   FAULK             CA      95037      Single Family        Primary        Purchase             Reduced           70.00
6372418217   GOH               CA      92782      PUD                  Primary        Refinance            Reduced           78.80
6374279948   VERMILLION        MD      21774      PUD                  Primary        Purchase             Reduced           80.00
6375186928   SMITH             CA      92610      PUD                  Primary        Purchase             Reduced           80.00
6376384167   HARBISON          CA      94523      Single Family        Primary        Refinance            Reduced           79.90
6377119729   BURTEN            CA      91011      Single Family        Primary        Purchase             Reduced           80.00
6377609331   TEITELBAUM        CA      90266      Single Family        Primary        Cash-out Refinance   Standard          56.50
6382425277   LARSON            CA      94103      Condominimum         Investor       Refinance            Standard          50.00
6386504754   MARKUSSEN         CO      80038      PUD                  Primary        Purchase             Standard          80.00
6386717877   CHAMBERLAIN       CA      94583      Single Family        Primary        Cash-out Refinance   Reduced           68.00
6390003793   TRETIAK           CA      90266      Single Family        Primary        Purchase             Standard          80.00
6390569892   HALL              CA      90069      Two Family           Primary        Purchase             Standard          75.00
6390793831   KLEIN             CO      80906      PUD                  Primary        Refinance            Standard          50.00
6391136261   RENKEL            AZ      85268      Single Family        Primary        Purchase             Standard          80.00
6391144760   ENEMARK           CA      95076      Single Family        Primary        Cash-out Refinance   Reduced           40.00
6393349466   BARCLAY           CA      94546      Single Family        Primary        Purchase             Reduced           80.00
6394511304   CARR              CA      94022      Single Family        Primary        Cash-out Refinance   Standard          28.10
6396778356   ALONZO            CA      95020      Single Family        Primary        Cash-out Refinance   Standard          69.10
6396856178   ANDERSON          CA      92109      Single Family        Primary        Purchase             Reduced           80.00
6398477338   LOPEZ             CA      90278      Single Family        Primary        Purchase             Reduced           80.00
6399483004   ORVIN             SC      29412      Single Family        Primary        Refinance            Standard          70.00
6400488117   BERNSTEIN         CA      92705      Single Family        Primary        Refinance            All Ready Home    49.20
6400752785   GENCARELLA        RI      02818      Single Family        Primary        Refinance            Reduced           62.10
6401346728   SILBER            CA      94618      Single Family        Investor       Refinance            Standard          51.60
6401927659   HAMILTON          CA      95037      Single Family        Primary        Purchase             Reduced           80.00
6402264805   DONNAN            CA      95126      Single Family        Primary        Refinance            Standard          48.00
6406212677   CLIFFORD          CA      94939      Single Family        Primary        Refinance            Reduced           50.50
6408110853   MUHAREB           CA      95746      Single Family        Primary        Purchase             Standard          64.50
6408118476   ASPILLERA         CA      94019      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6408843693   SEAMEN            NC      27615      PUD                  Primary        Cash-out Refinance   Standard          75.00
6409106553   BECKWITH          CA      94109      Condominimum         Primary        Refinance            Reduced           73.60
6410794876   MADDEN            CA      95062      Single Family        Primary        Purchase             Reduced           80.00
6411705798   TOBEY             CA      92662      Single Family        Primary        Refinance            Standard          64.50
6414841285   GENNETT           FL      33308      Single Family        Primary        Purchase             Standard          80.00
6417859946   HOUNSHELL         CA      93010      Single Family        Investor       Purchase             Standard          75.00
6417943575   MONROE            IL      60013      Single Family        Primary        Refinance            Reduced           80.00
6418824618   LUNA              CA      94080      Single Family        Primary        Refinance            Standard          80.00
6418921653   VELEK             CA      93010      Single Family        Primary        Refinance            Reduced           90.00
6418948250   LYLE JR           SC      29451      Single Family        Primary        Refinance            Standard          54.10
6419984049   PRIEST            CA      95762      Single Family        Primary        Refinance            Reduced           69.60
6420021450   KOERPEL           CA      94080      Single Family        Primary        Purchase             Reduced           76.10
6422456332   NGUYEN            CA      92867      PUD                  Primary        Refinance            Reduced           80.00
6423275830   FOX               NY      10280      Condominimum         Primary        Cash-out Refinance   Standard          80.00
6425766521   POSADA            CA      95118      Single Family        Primary        Cash-out Refinance   Reduced           56.70
6433260665   SHARAN            CA      94560      Single Family        Primary        Cash-out Refinance   Standard          64.50
6434089188   LANGHOLZ          CA      95060      Single Family        Primary        Refinance            All Ready Home    26.60
6434124118   CEVALLOS          CA      95051      Single Family        Primary        Cash-out Refinance   Reduced           68.00
6434732977   LESSER            CA      90266      Single Family        Primary        Refinance            Reduced           44.00
6435590788   ENGEL             DC      20002      Single Family        Primary        Purchase             Standard          80.00
6435883068   POLING            CA      94549      Single Family        Primary        Refinance            Standard          72.10
6436929472   YEH               CA      90802      High-Rise Condo      Primary        Purchase             Reduced           80.00
6438006022   KASTELMAN         CA      95120      Single Family        Primary        Refinance            Standard          49.80
6438489517   EDWARDS           IL      60605      Condominimum         Primary        Refinance            Reduced           64.90
6443910796   MEDINA            CA      92646      Single Family        Primary        Purchase             Standard          80.00
6444217225   FRANQUELIN        CA      94515      Single Family        Primary        Purchase             Standard          72.30
6447879146   SYLVIA            CT      06430      Single Family        Primary        Purchase             Standard          90.00
6450197311   HUSCROFT          CA      95616      Single Family        Primary        Purchase             Reduced           79.90
6452230664   WADDY III         TX      77382      PUD                  Primary        Cash-out Refinance   Standard          68.60
6452669523   BALA              VA      23838      Single Family        Primary        Refinance            Reduced           80.00
6458000426   BROOKS            TN      37027      Single Family        Primary        Purchase             Reduced           61.60
6458117105   SRADERS           VA      20152      PUD                  Primary        Purchase             Reduced           80.00
6460639666   HILLMAN M D       CA      90005      Single Family        Primary        Purchase             Reduced           55.20
6460882308   CAMPBELL          FL      33431      PUD                  Investor       Purchase             Standard          75.00
6461040021   CHAVARRIA         CA      95122      Single Family        Primary        Purchase             Standard          89.60
6462924694   HOWELL            WA      98053      PUD                  Primary        Refinance            All Ready Home    72.80
6464691911   MURPHY            CA      94044      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6466047054   TOMPOR            AZ      85255      PUD                  Secondary      Refinance            Standard          58.30
6467226517   DEMARTINO         CA      90732      Single Family        Primary        Refinance            Reduced           80.00
6467369226   HAMMOND           CA      90266      Single Family        Primary        Refinance            Standard          60.10
6468022667   GRIFFITH          TX      76092      PUD                  Primary        Refinance            Standard          72.30
6469869058   BERNARDI          CA      95062      Single Family        Investor       Purchase             Standard          45.90
6473391396   CUNNINGHAM        CA      95020      Single Family        Primary        Refinance            Standard          55.60
6473690219   TSAVOUSSIS        FL      34698      Single Family        Secondary      Purchase             Standard          75.00
6476621658   WONG              CA      94117      Condominimum         Primary        Purchase             Standard          80.00
6478042580   IMLAY             CA      95023      Single Family        Primary        Refinance            Standard          77.40
6478516351   LEWIS             CA      94501      Single Family        Primary        Cash-out Refinance   Reduced           34.70
6482372635   FOX               CA      95023      Single Family        Primary        Purchase             Reduced           80.00
6482495584   LEE               CA      90274      Single Family        Primary        Refinance            Standard          48.60
6483388671   NASON             VA      22207      Single Family        Primary        Purchase             Standard          80.00
6483555378   WIENS             CA      95124      Single Family        Primary        Cash-out Refinance   Standard          75.00
6483601438   DAVIS             CA      91307      PUD                  Primary        Cash-out Refinance   Reduced           58.40
6484312662   PATRAS            CA      94547      Single Family        Primary        Refinance            Standard          77.90
6484962177   MEADOWS           CA      94952      Single Family        Primary        Purchase             Standard          80.00
6486829341   SCHMID            CA      93546      Condominimum         Secondary      Purchase             Reduced           62.50
6488948115   DOBBROW           CA      95646      Condominimum         Secondary      Purchase             Reduced           75.00
6489817871   PECKNOLD          WA      98033      Single Family        Primary        Cash-out Refinance   Standard          79.60
6492964215   MCCLURE           CA      95117      Single Family        Primary        Purchase             Reduced           80.00
6493533753   GROODY            CA      94110      Single Family        Primary        Cash-out Refinance   Reduced           57.40
6498115168   LACAP             CA      94544      PUD                  Primary        Cash-out Refinance   Standard          61.50
6498381547   MAHSHIE           DC      20011      Single Family        Primary        Refinance            Standard          73.40
6500294274   CLARK             CA      94131      Single Family        Primary        Cash-out Refinance   Standard          70.00
6500548067   KABENJIAN         CA      92612      PUD                  Primary        Refinance            Standard          80.00
6501476326   ASPER             CA      90045      Single Family        Primary        Refinance            Reduced           75.60
6502322784   BETESH            CA      91367      Single Family        Primary        Refinance            Standard          57.10
6505749686   TRAN              CA      95132      Single Family        Primary        Cash-out Refinance   Reduced           70.00
6510074088   FRY               CA      94111      High-Rise Condo      Primary        Cash-out Refinance   Reduced           46.20
6510887935   STEFFENSEN        CA      92869      PUD                  Primary        Refinance            Standard          60.50
6511133537   KIRKENDALL        CA      94019      PUD                  Primary        Refinance            Reduced           64.70
6511553528   HANSEL            CO      80134      PUD                  Primary        Purchase             Reduced           80.00
6515878335   BARSANTI          CA      94566      Single Family        Primary        Cash-out Refinance   Reduced           55.40
6515981808   HAZLE             NM      87501      Condominimum         Secondary      Purchase             Standard          75.00
6517438195   MINTZ             GA      30342      PUD                  Primary        Purchase             Standard          80.00
6520415107   WALLACE           TN      37069      PUD                  Primary        Purchase             Reduced           79.80
6521798030   GODOY             CA      90240      Single Family        Primary        Purchase             Standard          38.70
6523559299   BANGAWAN          CA      94014      Single Family        Primary        Refinance            Standard          75.20
6526773145   LISKEY            CA      91101      Single Family        Primary        Purchase             Standard          80.00
6527306663   BUEHLER           NV      89448      Single Family        Primary        Cash-out Refinance   Standard          66.70
6531185962   KING              NV      89410      Single Family        Primary        Refinance            Standard          78.40
6533271687   BOCOCK            VA      22903      Single Family        Primary        Purchase             Reduced           75.00
6534323206   DAVIES            CA      90045      Single Family        Primary        Refinance            Standard          80.00
6534660854   BERKIN            CA      95132      Single Family        Primary        Purchase             Standard          80.00
6534754327   OUTLAND           NV      89451      Single Family        Primary        Refinance            Standard          53.60
6534890345   SHELTON           TX      75009      Single Family        Primary        Purchase             Standard          80.00
6535981440   VERONDA           CA      95020      Single Family        Primary        Purchase             Standard          80.00
6535987405   BAKER JR          CA      94568      PUD                  Primary        Purchase             Standard          80.00
6536217901   LIAO              CA      94507      Single Family        Primary        Refinance            Standard          67.00
6536423012   SHIELDS           CA      92677      PUD                  Primary        Purchase             Standard          68.80
6536504100   MUIR              CA      95060      Single Family        Primary        Cash-out Refinance   Standard          32.00
6536552125   CAMMON            MO      63124      Single Family        Primary        Refinance            Standard          66.80
6537789510   SPRINGER          CA      94518      Single Family        Primary        Purchase             Standard          85.00
6541234156   LANGHAM           CA      94618      Single Family        Primary        Purchase             Reduced           70.00
6542143083   ALVAREZ           CA      94544      Single Family        Primary        Purchase             Standard          95.00
6542397440   DON               AZ      85750      Single Family        Primary        Purchase             Standard          80.00
6542608176   STEPNIEWSKI       GA      30097      PUD                  Primary        Refinance            Standard          60.20
6543681206   THOMAS            VA      22033      PUD                  Primary        Purchase             Reduced           80.00
6545918416   CRAKE             WY      83001      PUD                  Secondary      Purchase             Reduced           78.90
6546039360   SELBY             CA      94025      Single Family        Primary        Refinance            Standard          52.20
6553089407   KING              CA      92672      PUD                  Primary        Purchase             Standard          68.50
6553438026   SCHULTZ           CA      94536      Single Family        Primary        Refinance            Reduced           80.00
6554178514   HUGHES            TX      75019      PUD                  Primary        Purchase             Standard          80.00
6555416103   LATAIF            CA      90405      Two Family           Primary        Purchase             Standard          80.00
6561127777   STEN              CA      95003      Single Family        Primary        Cash-out Refinance   Standard          73.00
6561984458   JOHNSON           CA      94117      Condominimum         Primary        Purchase             Reduced           80.00
6562427564   EVANGELISTA       CA      94015      Single Family        Primary        Refinance            All Ready Home    73.10
6564114426   IRANI             MD      20744      Single Family        Primary        Purchase             Reduced           80.00
6569890350   CALLAHAN          VA      22032      Single Family        Primary        Purchase             Standard          95.00
6569932376   TOLSON            DC      20003      Single Family        Primary        Cash-out Refinance   Standard          63.60
6571555470   BURGARD           CA      95603      Single Family        Primary        Cash-out Refinance   Standard          60.70
6573486740   JOHNSON           CA      92211      PUD                  Primary        Purchase             Standard          78.40
6576565300   VOLTIN            CA      91377      PUD                  Primary        Cash-out Refinance   Standard          69.50
6579889343   ROZHKOV           NY      10309      Single Family        Primary        Purchase             Reduced           90.00
6580366034   MOFFAT            MD      20817      Single Family        Primary        Refinance            Reduced           70.00
6581020952   WAINWRIGHT        MD      20895      Single Family        Primary        Purchase             Standard          80.00
6582414717   SCHATZL           CA      94131      Two Family           Primary        Cash-out Refinance   Standard          52.90
6582634371   BAIRD             GA      30525      Single Family        Secondary      Refinance            Standard          66.70
6584968892   DWAN              CA      94303      Single Family        Primary        Purchase             Reduced           23.10
6585363549   CHAPPELL          CA      95032      Single Family        Primary        Cash-out Refinance   Reduced           23.80
6586195692   KIMBROUGH         TN      37221      Single Family        Primary        Purchase             Standard          57.10
6588777083   PORTER            CA      94583      PUD                  Primary        Refinance            Reduced           78.40
6589419842   WALTON            CA      92649      Single Family        Primary        Refinance            Standard          67.80
6589494555   ZUCCONI           TX      75093      PUD                  Primary        Purchase             Reduced           50.30
6591574485   WOOLEY            GA      30318      Single Family        Primary        Purchase             Reduced           80.00
6592300781   LILJENSTOLPE      CA      95062      Single Family        Primary        Purchase             Reduced           80.00
6595747665   WINCKLER          NV      89012      PUD                  Primary        Purchase             Reduced           80.00
6597446605   GUTHRIE JR        FL      32225      Single Family        Primary        Cash-out Refinance   Reduced           70.00
6598043880   CHENG             CA      94539      Single Family        Primary        Cash-out Refinance   Standard          46.00
6600004623   SILVER            CO      80401      PUD                  Primary        Purchase             Reduced           80.00
6600645979   RICHARDSON        CA      92262      Single Family        Investor       Purchase             Standard          75.00
6602515998   ROLDAN            CA      94063      Single Family        Primary        Purchase             Standard          80.00
6606192448   STILWAGNER        CA      92656      PUD                  Primary        Refinance            Reduced           80.00
6608663891   SAXON M D         CA      93010      Single Family        Primary        Purchase             Reduced           54.80
6610943521   WILSON            NC      28741      Single Family        Primary        Refinance            Reduced           80.00
6611038834   ADELMAN           CA      91302      PUD                  Primary        Refinance            Standard          75.70
6611439891   KADASTER          CA      92612      PUD                  Primary        Refinance            Standard          71.60
6612853876   NELSON            CA      95355      Single Family        Primary        Refinance            All Ready Home    65.00
6613780441   TAYLOR            NC      28277      PUD                  Primary        Purchase             Standard          80.00
6617145971   GRANDI            VA      20124      PUD                  Primary        Purchase             Reduced           80.00
6619450577   SICAT             CA      94015      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6620962305   AKAR              FL      33137      PUD                  Primary        Purchase             Reduced           80.00
6621306445   CHAN              CA      94030      Single Family        Primary        Purchase             Reduced           52.40
6622374269   KLEIN             CA      92130      Condominimum         Primary        Refinance            Reduced           67.30
6622540414   JOHNSON           CA      94027      Single Family        Primary        Cash-out Refinance   Standard           8.00
6623048060   ZUANELLI          CT      06612      Single Family        Primary        Purchase             Standard          80.00
6624243231   SERRA             CA      94618      Single Family        Primary        Cash-out Refinance   Standard          44.40
6624698384   OATES             FL      33458      PUD                  Primary        Purchase             Reduced           80.00
6624796634   COVE              CA      95682      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6627421552   HARTLEY           CA      92009      Single Family        Primary        Purchase             Reduced           80.00
6627543439   CONDON            CA      94526      PUD                  Primary        Purchase             Standard          79.90
6628503267   BELKINE           CA      94560      Single Family        Primary        Refinance            Standard          82.40
6628649995   JESCH             CA      94945      PUD                  Primary        Refinance            Reduced           67.40
6628944768   SINGH             GA      30092      Single Family        Primary        Purchase             Standard          80.00
6629509487   AICHINGER         CA      90211      Single Family        Primary        Purchase             Reduced           80.00
6629711554   DUSOLD            MN      55044      Single Family        Primary        Refinance            Standard          61.60
6633405177   SCOTT             CA      90278      Condominimum         Primary        Purchase             Standard          80.00
6634939752   FOSTER            CA      95070      Single Family        Primary        Cash-out Refinance   Standard          23.20
6640783129   ARMEL             NV      89052      PUD                  Primary        Purchase             Reduced           38.20
6641319014   BATTAGLIA         CA      95125      Single Family        Primary        Cash-out Refinance   Reduced           51.90
6642359936   BANE              VA      20148      PUD                  Primary        Refinance            Reduced           76.50
6642756438   CHIU              CA      94530      Single Family        Primary        Purchase             Reduced           80.00
6645045078   JAMES             CA      94114      Single Family        Primary        Refinance            Standard          64.90
6647150322   FIDLER            CA      91423      Single Family        Primary        Refinance            Reduced           75.70
6647340451   PARKIN            CA      90066      Single Family        Primary        Purchase             Standard          80.00
6650365486   WILDER            CA      91302      PUD                  Primary        Refinance            Standard          80.00
6651976034   ZION              MA      01950      Single Family        Primary        Refinance            Reduced           78.50
6653705498   COCHRAN           GA      31527      Single Family        Secondary      Purchase             Reduced           80.00
6653914397   NAKAMURA          CA      91007      Single Family        Primary        Purchase             Reduced           80.00
6655729918   FEUERBORN         CA      90405      Single Family        Primary        Refinance            Standard          80.00
6656329023   MILDER            CA      95073      Single Family        Primary        Cash-out Refinance   Standard          71.80
6657490873   REIER             CA      94705      Single Family        Primary        Refinance            Reduced           20.50
6657963804   GALDABINI         VA      22205      Single Family        Primary        Purchase             Reduced           80.00
6658152852   KARKI             WA      98029      Single Family        Primary        Purchase             Reduced           80.00
6659073289   ROSEWALL          MO      64086      Single Family        Primary        Refinance            Reduced           71.70
6660541902   WILLIFORD         FL      33715      Condominimum         Primary        Cash-out Refinance   Reduced           69.50
6665714371   ZIMMER            DC      20009      Condominimum         Primary        Purchase             Standard          80.00
6666946071   MURRAY            CA      94536      Single Family        Primary        Refinance            Reduced           75.00
6667681677   WILSON            CA      94945      Single Family        Primary        Refinance            Reduced           70.90
6672855548   CRESPIN           CA      94015      Single Family        Primary        Cash-out Refinance   Standard          75.00
6675974973   AVANSINO          CA      95425      Single Family        Primary        Cash-out Refinance   Reduced           56.70
6677275544   MARSTON           MA      01907      Single Family        Primary        Refinance            Reduced           80.00
6679274321   TAYA              CA      94568      Single Family        Primary        Purchase             Reduced           80.00
6679906518   HEREDIA           CA      92107      Single Family        Primary        Cash-out Refinance   Standard          57.70
6686377851   CHAPMAN           CA      92117      Single Family        Primary        Purchase             Reduced           80.00
6688760765   BEHAN             WA      98053      Single Family        Primary        Purchase             Reduced           80.00
6689566898   DOLAN             NV      89509      Single Family        Primary        Purchase             Standard          53.80
6691649377   BRADFORD          CA      92660      PUD                  Primary        Cash-out Refinance   Standard          53.70
6693630482   LIGHT             CA      94403      Single Family        Primary        Cash-out Refinance   Standard          51.40
6694525269   MCGAUGHEY         CA      90038      Single Family        Primary        Purchase             Standard          80.00
6696266599   PELL              WA      98072      Single Family        Primary        Purchase             Reduced           80.00
6696455119   GIBSON            CA      95403      Single Family        Primary        Cash-out Refinance   Reduced           80.00
6697046206   KLEINHANS         DC      20016      Single Family        Primary        Purchase             Standard          80.00
6697539150   GARCIA            CA      95404      PUD                  Primary        Refinance            Standard          80.00
6698602767   HAWTHORNE         CA      95070      Single Family        Primary        Purchase             Standard          31.00
6701509025   PAGE              CA      92662      Two Family           Primary        Refinance            Standard          37.30
6701525245   GRYBOS            CA      95112      Single Family        Primary        Purchase             Reduced           77.20
6705267216   MACHUGA           VA      22003      Single Family        Primary        Refinance            All Ready Home    57.10
6705297288   BRADFIELD         CA      94577      Single Family        Primary        Cash-out Refinance   Reduced           74.20
6705354196   SABOGAL           FL      33176      Single Family        Primary        Purchase             Standard          80.00
6706571830   VON GECZY         CA      91304      Single Family        Primary        Purchase             Standard          95.00
6706925259   MACNEIL SYMONS    CA      94563      Single Family        Primary        Purchase             Standard          75.00
6710960797   BETANCO           CA      91913      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6711517802   HERBSMAN          CA      94066      Single Family        Primary        Refinance            Standard          80.00
6711705316   ABUYEN            CA      93117      Single Family        Primary        Cash-out Refinance   Standard          67.00
6714900377   ZAHN              MD      21108      PUD                  Primary        Purchase             Standard          79.50
6715104458   DUONG             CA      95133      Single Family        Primary        Refinance            All Ready Home    54.50
6716069445   BOWERS            CA      91741      Single Family        Primary        Purchase             Standard          80.00
6720186888   BRILLSON          CA      92064      Single Family        Primary        Refinance            Reduced           74.70
6720911277   NIELSEN           FL      33647      PUD                  Primary        Refinance            Reduced           69.90
6722930747   CHEW              CA      92009      PUD                  Primary        Purchase             Standard          59.10
6723189269   ALLEN JR          CA      94116      Single Family        Primary        Cash-out Refinance   Standard          54.30
6724542797   MEEKIN            MN      55122      Single Family        Primary        Purchase             Reduced           80.00
6725104712   HUGHES            CA      94598      Single Family        Primary        Purchase             Reduced           80.00
6725370396   COTE              CA      90807      Single Family        Primary        Purchase             Standard          80.00
6725462235   GABRIEL           CA      94066      Single Family        Primary        Cash-out Refinance   Reduced           74.40
6726672121   CUBBAGE III       VA      22207      Single Family        Primary        Purchase             Reduced           77.60
6728086411   WEINSTEIN         MA      02748      Single Family        Primary        Refinance            Reduced           73.80
6729370939   PAIN              AZ      85018      Single Family        Primary        Refinance            Standard          72.70
6731247554   GOLDITCH          CA      95404      Single Family        Primary        Cash-out Refinance   Standard          65.90
6731985971   MOSELY            CA      94583      Condominimum         Primary        Refinance            Standard          79.90
6732898488   TYLER             CA      94605      Single Family        Primary        Cash-out Refinance   Standard          69.80
6743793447   EGGERT            CA      94708      Single Family        Primary        Purchase             Reduced           80.00
6748824411   CHEN              CA      94131      Condominimum         Primary        Cash-out Refinance   Standard          55.00
6750260330   BUSH              TX      76034      PUD                  Primary        Purchase             Standard          80.00
6753923595   LISTON            CA      94401      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6754102991   CRUISE            CA      92131      Single Family        Primary        Purchase             Reduced           80.00
6754107099   RAHIMI            MA      02090      Single Family        Primary        Purchase             Reduced           95.00
6755709851   GOULART           MA      02038      Single Family        Primary        Refinance            Standard          79.60
6757728131   BAILEY            AZ      85259      PUD                  Primary        Purchase             Reduced           80.00
6758110842   GRABOWSKI         CA      95118      Single Family        Primary        Cash-out Refinance   Reduced           64.20
6758728288   MELLO             CA      92649      PUD                  Primary        Purchase             Standard          69.20
6758820523   O'CONNELL         CA      94611      Single Family        Primary        Refinance            Reduced           79.80
6760529724   FERRO             CA      95404      PUD                  Primary        Purchase             Standard          63.50
6764583925   HERSCHMAN         CA      90024      Single Family        Primary        Refinance            All Ready Home    33.50
6764678915   TIELEMANS         CA      94611      Single Family        Primary        Purchase             Standard          80.00
6765085615   BLACKLEDGE        CA      92506      Single Family        Primary        Purchase             Reduced           80.00
6775232041   WARD              CA      94558      Condominimum         Primary        Purchase             Reduced           54.10
6775300285   ZANDER            CA      94402      Single Family        Primary        Cash-out Refinance   Standard          42.20
6776960392   STEINER           CA      95661      Single Family        Primary        Refinance            All Ready Home    74.90
6777030179   HYLAND JR         MD      20815      Single Family        Primary        Cash-out Refinance   Standard          31.50
6777650588   GIANTURCO         DC      20008      Single Family        Primary        Purchase             Reduced           41.90
6778479789   STEELE            CA      94550      Single Family        Primary        Purchase             Reduced           79.90
6778881240   SMITH             NV      89109      High-Rise Condo      Primary        Purchase             Reduced           80.00
6779336715   GUTIERREZ         CA      95037      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6780051402   GILLET            FL      33301      Single Family        Primary        Purchase             Reduced           46.60
6780114820   TUCKER            CA      95124      Single Family        Primary        Purchase             Reduced           80.00
6780711708   TOTMAN            MA      01940      Single Family        Primary        Purchase             Reduced           80.00
6781045999   OTTERSON          NC      27949      PUD                  Secondary      Purchase             Standard          80.00
6785404234   FARROW            CA      92653      PUD                  Primary        Purchase             Standard          53.80
6785810380   CLOPTON           CA      95746      Single Family        Primary        Cash-out Refinance   Standard          75.00
6791766493   NESBIT            CA      90505      Single Family        Primary        Purchase             Standard          80.00
6796552088   JEONG             CA      95762      Single Family        Primary        Cash-out Refinance   Standard          65.30
6796793021   JENSEN            CA      93105      Single Family        Primary        Purchase             Reduced           80.00
6797096259   TEICHMAN          CA      95404      Single Family        Primary        Cash-out Refinance   Standard          70.00
6798393648   WIPPERMANN        CA      95658      Single Family        Primary        Purchase             Reduced           80.00
6805452064   SHEA              CA      92107      Condominimum         Secondary      Purchase             Reduced           75.00
6806617087   CARBONE           GA      30022      Single Family        Primary        Refinance            Reduced           78.20
6806949035   KNIGHT            VA      22901      PUD                  Primary        Refinance            Standard          75.00
6807661928   LOWERY            VA      23322      Single Family        Primary        Refinance            Standard          67.70
6807690703   SPIRES            MA      02169      Single Family        Primary        Refinance            Standard          77.00
6809865899   GOSSERAND         MO      64152      Single Family        Primary        Purchase             Standard          66.40
6811404414   LAM               TX      77082      PUD                  Primary        Purchase             Reduced           78.50
6811668240   WAKAMATSU         NV      89704      PUD                  Primary        Purchase             Standard          47.40
6814605579   SCIMECA           CA      94568      Condominimum         Primary        Purchase             Standard          95.00
6819674307   SEARLE            VA      22033      PUD                  Primary        Purchase             Standard          80.00
6824626524   FIELD             CA      94940      Single Family        Primary        Cash-out Refinance   Standard          72.70
6825817452   MARTINEZ          CA      93111      Single Family        Primary        Purchase             Reduced           80.00
6826217827   ZISNER            CA      90232      Single Family        Primary        Refinance            Reduced           58.90
6826733542   KWOK              CA      94010      Single Family        Primary        Refinance            All Ready Home    53.60
6827330421   MICHAEL           VA      22309      Single Family        Primary        Purchase             Reduced           80.00
6827968410   MILLS             CA      94043      Condominimum         Primary        Purchase             Reduced           80.00
6828559473   KRUSE             WA      98004      Single Family        Primary        Refinance            Reduced           26.70
6828582269   HOWARD            CA      90278      Condominimum         Primary        Purchase             Reduced           75.00
6832716366   JOLLY JR          VA      22101      Single Family        Primary        Refinance            Reduced           71.80
6836291317   SPECTOR           IL      60614      Single Family        Primary        Refinance            Reduced           61.50
6836457751   SHEN              CA      94127      Three Family         Primary        Purchase             Standard          77.60
6836917762   CLARK             CA      95112      Single Family        Primary        Refinance            Standard          76.10
6837980116   SARBER            CA      92886      Single Family        Primary        Refinance            Standard          79.40
6838417977   MARTIN            CA      95630      PUD                  Primary        Refinance            Standard          70.30
6843139905   COUPAR            NC      27927      PUD                  Primary        Purchase             Reduced           80.00
6843339497   LAFFIN            CA      95602      PUD                  Primary        Cash-out Refinance   Reduced           60.00
6851315652   MEDINA            CA      95465      Single Family        Primary        Refinance            Reduced           55.60
6851584422   KOLP              MI      49712      Single Family        Secondary      Refinance            Reduced           74.00
6854314850   GEE               CA      94123      Single Family        Primary        Refinance            Standard          68.30
6855071400   WARNER            CA      90815      Single Family        Primary        Cash-out Refinance   Standard          52.30
6855773427   PETERS-NELSON     CA      95746      PUD                  Primary        Refinance            Reduced           60.20
6856816548   KLEIN             CA      94611      Single Family        Primary        Cash-out Refinance   Reduced           73.10
6857217514   BEAUMON           CA      92103      Single Family        Primary        Purchase             Standard          80.00
6859782754   OWENS             CA      90025      Single Family        Primary        Refinance            Reduced           73.20
6861070867   LACY              SC      29585      Single Family        Primary        Purchase             Reduced           80.00
6861074737   EIDEN             MD      20814      Single Family        Primary        Refinance            Standard          79.50
6862187546   MAYES             AZ      85377      PUD                  Primary        Cash-out Refinance   Standard          70.00
6862624340   SCHILLING         CA      94619      Single Family        Primary        Purchase             Standard          80.00
6863482847   ATIENZA           CA      94583      PUD                  Primary        Purchase             Reduced           75.00
6864854895   BALA              CA      94559      Single Family        Primary        Refinance            Reduced           80.00
6866399667   BERG              CA      94558      Single Family        Primary        Cash-out Refinance   Standard          50.00
6868672418   WILSON            CA      90803      Single Family        Investor       Purchase             Standard          50.00
6870713614   AGATEP            CA      92823      Single Family        Primary        Refinance            Standard          85.00
6871037666   PRESLEY           CA      90064      Single Family        Primary        Purchase             Reduced           80.00
6871968902   BACK              AZ      85258      PUD                  Primary        Purchase             Reduced           70.00
6872531402   TEARJEN           CA      92886      Single Family        Primary        Purchase             Reduced           63.30
6872539199   CHOI              CA      94066      Single Family        Primary        Cash-out Refinance   Reduced           74.10
6876541654   COTIGA            WA      98011      Single Family        Primary        Purchase             Standard          80.00
6877321700   KRAGALOTT         CA      94044      Single Family        Primary        Purchase             Standard          56.70
6877462306   STURTZ            MN      55125      Single Family        Primary        Refinance            All Ready Home    78.00
6882802934   HOLMES            IL      60611      High-Rise Condo      Primary        Cash-out Refinance   Standard          68.40
6884305670   MASINGILL         GA      31024      PUD                  Primary        Refinance            Reduced           60.80
6885353406   JOCHUM            MD      20854      Single Family        Primary        Refinance            Reduced           80.00
6885531597   NGUYEN            CA      94583      PUD                  Primary        Cash-out Refinance   Standard          73.00
6885758679   PIERCE            CA      94025      Two Family           Primary        Refinance            Standard          44.40
6886982880   MALIG             CA      94015      Single Family        Primary        Purchase             Standard          80.00
6887070883   MCCONNELL         CA      94087      Condominimum         Primary        Purchase             Reduced           71.30
6888055644   MILLER            CA      91311      Single Family        Primary        Cash-out Refinance   Standard          75.00
6888077143   MALEVANCHIK       CA      92130      Condominimum         Primary        Purchase             Standard          80.00
6890270215   VALENZUELA        CA      92506      Single Family        Primary        Purchase             Standard          80.00
6890274381   GALLWEY           WA      98122      Single Family        Primary        Purchase             Reduced           75.90
6890376202   ROSSETTO          CA      94539      Single Family        Primary        Cash-out Refinance   Standard          70.00
6890905950   ANDREINI          CA      95138      Single Family        Primary        Refinance            Standard          73.90
6892004703   TSAO              CA      90274      Single Family        Primary        Cash-out Refinance   Standard          48.10
6892979979   FLETCHER          CA      90501      Single Family        Primary        Cash-out Refinance   Reduced           74.00
6894712113   AMES              CA      95003      Single Family        Primary        Cash-out Refinance   Reduced           58.90
6896594469   MADUZA            CA      92024      Single Family        Primary        Refinance            Standard          67.50
6896847974   CHAN              CA      94555      Condominimum         Primary        Purchase             Standard          80.00
6897716053   RANDLETT          CA      92103      Single Family        Primary        Refinance            Standard          79.50
6898727992   PERKS             CA      94707      Single Family        Primary        Cash-out Refinance   Standard          74.10
6901375680   LEVINE            MD      21093      PUD                  Primary        Purchase             Standard          80.00
6903810775   PATTERSON         NY      12516      Single Family        Secondary      Purchase             Reduced           69.50
6910269411   O'CONNER          CA      92620      PUD                  Primary        Purchase             Standard          90.00
6910902342   AIELLO            CA      93940      Single Family        Primary        Cash-out Refinance   Standard          37.50
6911167846   BOHL              CA      92106      Single Family        Primary        Refinance            All Ready Home    35.10
6912688725   THOMPSON          CA      90275      Single Family        Primary        Refinance            Standard          61.90
6913257348   SALDIVAR          CA      90710      Single Family        Primary        Purchase             Reduced           80.00
6913967847   SMITH JR          CA      92692      PUD                  Primary        Purchase             Reduced           80.00
6914257115   KASHOU            CA      92679      PUD                  Primary        Purchase             Standard          78.80
6914979643   DAVIS             FL      33076      PUD                  Primary        Purchase             Reduced           80.00
6919111499   MALLARD           CA      94708      Single Family        Primary        Purchase             Reduced           80.00
6919903648   RINALDO           CA      95129      Single Family        Primary        Refinance            Reduced           69.90
6920416341   WILSON            TN      37027      Single Family        Primary        Purchase             Standard          80.00
6921421431   RAVAN             SC      29626      PUD                  Primary        Refinance            Reduced           80.00
6922267791   MALICK            FL      32256      PUD                  Primary        Purchase             Reduced           73.60
6922829368   GOMEZ R           CA      95076      Single Family        Primary        Cash-out Refinance   Standard          65.60
6925226877   KUMAR             CA      94544      Single Family        Primary        Purchase             Standard          80.00
6926231322   WONG              CA      94086      Single Family        Primary        Refinance            Reduced           47.60
6927852365   TRINKLE           CA      92028      Single Family        Primary        Purchase             Reduced           80.00
6927880135   JOOST             CA      94044      Single Family        Primary        Refinance            Reduced           71.50
6928171450   ZIPKIN            CA      91423      Single Family        Primary        Purchase             Standard          80.00
6928337028   PROVENZANO        CA      92024      PUD                  Primary        Purchase             Standard          74.60
6929297726   AUSTIN            FL      33019      High-Rise Condo      Primary        Refinance            Standard          67.10
6929409990   ROBINSON          AZ      85284      PUD                  Primary        Cash-out Refinance   Standard          74.20
6929794920   LAXAMANA          CA      94539      Single Family        Primary        Cash-out Refinance   Reduced           66.70
6930336042   D'ARELLI          CA      95818      Single Family        Primary        Cash-out Refinance   Standard          80.00
6933326693   SHELHORSE         NC      27949      PUD                  Secondary      Refinance            Reduced           74.30
6933473123   STARRETT          CA      95124      Single Family        Primary        Cash-out Refinance   Standard          73.70
6936078887   BOLGER            CA      91214      Single Family        Primary        Cash-out Refinance   Standard          68.80
6936188421   KINTIS            CA      90266      Single Family        Primary        Refinance            Reduced           48.80
6936783890   MILLER JR         CA      95065      Single Family        Primary        Cash-out Refinance   Reduced           55.60
6938949614   HODGES            CA      94707      Single Family        Primary        Purchase             Reduced           80.00
6940791939   PONCE             CA      95135      Single Family        Primary        Refinance            Reduced           54.80
6942205656   DOWERS            OH      45011      Single Family        Primary        Cash-out Refinance   Reduced           72.90
6943950409   RAJLAL            CA      91351      Single Family        Primary        Purchase             Standard          80.00
6945031745   VAZQUEZ           CA      94536      Single Family        Primary        Purchase             Standard          95.00
6945167853   HARRINGTON        CA      94523      Single Family        Primary        Purchase             Reduced           76.10
6945239686   HOLDER            MA      01770      Single Family        Primary        Cash-out Refinance   Reduced           75.00
6946246078   HANSON            VA      22033      PUD                  Primary        Purchase             Standard          80.00
6949301482   HARRISON          CO      80487      PUD                  Secondary      Purchase             Reduced           90.00
6953663165   POSCH             MN      56308      Single Family        Primary        Refinance            Reduced           79.20
6954662901   MOORHEAD          SC      29585      Single Family        Primary        Cash-out Refinance   Reduced           52.00
6954848179   FUNK              FL      33957      PUD                  Secondary      Purchase             Reduced           71.70
6956039801   PRICE             AR      72207      Single Family        Primary        Purchase             Reduced           80.00
6957464842   COLEMAN           GA      31405      Single Family        Primary        Cash-out Refinance   Reduced           73.90
6958986009   MCDONALD          CA      91364      Single Family        Primary        Cash-out Refinance   Standard          67.70
6960924121   LAUBER            CA      94117      Two Family           Primary        Refinance            Standard          69.80
6962823941   WACHS             MA      02116      High-Rise Condo      Primary        Refinance            Standard          38.50
6963546566   LEONARD           CA      95237      Single Family        Primary        Purchase             Standard          80.00
6964596438   ADCOCK            CA      94022      Single Family        Primary        Refinance            Standard          49.50
6966331222   SIEVERSON         CA      95060      Single Family        Primary        Purchase             Standard          62.50
6968375623   ALLEMONG          MD      20852      PUD                  Primary        Purchase             Reduced           80.00
6971589574   RODRIGUEZ         CA      94587      Single Family        Primary        Purchase             Reduced           80.00
6973061911   KUYKENDALL        OR      97045      Single Family        Primary        Refinance            Standard          80.00
6974827286   BLACK             IL      60657      Condominimum         Primary        Purchase             Reduced           80.00
6976244928   COLLINS           VA      22042      Single Family        Primary        Refinance            Reduced           73.90
6976822244   HARRISON          GA      30097      PUD                  Primary        Purchase             Standard          80.00
6978021100   HUBBARD           CA      94127      Single Family        Primary        Purchase             Reduced           80.00
6981622837   KAPLAN            FL      33957      Single Family        Secondary      Purchase             Reduced           80.00
6982073097   JENNINGS          CA      93111      Single Family        Primary        Purchase             Reduced           80.00
6986812706   DUNGAN            MN      55401      High-Rise Condo      Primary        Purchase             Reduced           80.00
6986866702   CLAVIJO           GA      30084      PUD                  Primary        Purchase             Reduced           90.00
6990673755   BRITTON           MO      63105      Condominimum         Primary        Purchase             Reduced           80.00
6992739885   DAMOND            VA      22304      Single Family        Primary        Refinance            Reduced           73.00
6994864137   LUCIANO           CA      94506      PUD                  Primary        Cash-out Refinance   Reduced           55.10
6995040240   KELLEY            AZ      85259      PUD                  Primary        Purchase             Standard          80.00
6996327752   GAFFNEY           IL      60514      Single Family        Primary        Refinance            Reduced           47.20
6999173989   SIGMAN            TN      38401      Single Family        Primary        Purchase             Reduced           80.00
0029266723   DAY               IN      46538      Single Family        Secondary      Refinance            Reduced           68.00
0029414968   PEREZ VASQUEZ     FL      33067      Single Family        Primary        Purchase             Reduced           89.80
0029440468   KAIZER            VA      20187      PUD                  Primary        Purchase             Reduced           95.00
0029440732   BARRERA           TX      78212      Single Family        Primary        Refinance            Reduced           80.00
0029551645   WARE              GA      30066      PUD                  Primary        Refinance            Reduced           74.80
0029551702   SMITH JR          GA      31210      Single Family        Primary        Refinance            Standard          77.00
0029552031   ARNOLD            MO      63130      Condominimum         Primary        Refinance            Reduced           60.20
0029552189   TRUWIT            CT      06853      Single Family        Primary        Refinance            Reduced           31.60
0029552312   CLARK             VA      22102      Single Family        Primary        Purchase             Standard          70.00
0029552411   PANTALEO          DE      19958      PUD                  Primary        Refinance            Reduced           51.30
0029555554   MCKAY             CT      06903      Single Family        Primary        Cash-out Refinance   Standard          63.00
0029555596   TROMBA            NY      11530      Single Family        Primary        Purchase             Standard          80.00
0029555729   CAI               VA      22180      Single Family        Primary        Purchase             Standard          80.00
0029569423   ANDERSEN          CO      80026      PUD                  Primary        Cash-out Refinance   Reduced           49.30

------------------------------------------------------------------------------------------------------------------------------------
  Loan         Interest    First Pay     Maturity     Orig     Original      Monthly      Current      Remaining       Scheduled
 Number          Rate         Date         Date       Term        PB          P & I       Due Date       Term           Balance
------------------------------------------------------------------------------------------------------------------------------------
0023603848       7.625      20010301     20310201     360       650,000      4,600.66     20010401        358         649,056.11
0023782550       7.625      20010401     20310301     360       650,000      4,600.66     20010501        359         649,529.55
0028527745       7.250      20010401     20310301     360       300,000      2,046.53     20010501        359         299,765.97
0028571024       7.625      20010301     20310201     360       312,160      2,209.45     20010501        358         311,706.70
0028686111       7.875      20010301     20310201     360       482,700      3,499.91     20010501        358         482,033.44
0028917284       7.250      20010401     20310301     360       321,150      2,190.81     20010401        359         320,899.47
0028943223       8.250      20010201     20310101     360       370,500      2,783.44     20010501        357         369,786.35
0028967768      10.125      20000901     20300801     360       485,000      4,301.09     20010401        352         482,536.21
0029049996       7.500      20010401     20310301     360       500,000      3,496.08     20010501        359         499,628.92
0029113529       7.750      20010201     20310101     360       279,950      2,005.60     20010401        357         279,353.39
0029115870       7.875      20010301     20310201     360       359,920      2,609.67     20010401        358         359,422.99
0029123791       8.125      20010201     20310101     360       330,000      2,450.24     20010401        357         329,347.99
0029132081       8.125      20010101     20301201     360       351,250      2,608.03     20010401        356         349,884.38
0029143658       7.875      20010201     20310101     360       396,900      2,877.80     20010501        357         396,075.17
0029146149       7.750      20010401     20310301     360       973,125      6,971.59     20010501        359         972,438.18
0029155215       8.000      20010201     20310101     360       586,000      4,299.86     20010501        357         584,812.54
0029160314       8.750      20001001     20300901     360       292,600      2,301.89     20010401        353         291,279.26
0029160496       8.250      20010201     20310101     360       292,000      2,193.70     20010401        357         291,437.55
0029163326       9.500      20001201     20301101     360       375,000      3,153.20     20010501        355         373,562.21
0029178571       8.375      20001201     20301101     360       344,000      2,614.65     20010401        355         342,810.58
0029179215       9.875      20001201     20301101     360       298,500      2,592.02     20010401        355         297,810.65
0029184629       7.750      20010201     20310101     360       450,000      3,223.86     20010401        357         449,041.00
0029201019       9.875      20001101     20301001     360       470,000      4,081.24     20010401        354         468,692.16
0029206919       8.250      20010401     20310301     360       304,200      2,285.36     20010501        359         304,006.02
0029212255       7.375      20010301     20310201     360       352,800      2,436.70     20010401        358         352,261.45
0029217247       7.750      20010301     20310201     360       536,850      3,846.06     20010401        358         536,089.75
0029220894       7.625      20010301     20310201     360       360,000      2,548.06     20010501        358         359,477.22
0029235124       7.625      20010301     20310201     360       295,000      2,087.99     20010501        358         294,571.61
0029235256       7.375      20010301     20310201     360       320,800      2,215.69     20010501        358         320,188.34
0029244035       7.625      20010301     20310201     360       328,150      2,322.63     20010501        358         327,673.47
0029246840       7.375      20010301     20310201     360       375,000      2,590.04     20010401        358         374,427.54
0029248580       7.625      20010301     20310201     360       473,000      3,347.86     20010501        358         472,313.14
0029254893       7.750      20010301     20310201     360       299,920      2,148.67     20010501        358         299,495.26
0029267697       7.750      20010301     20310201     360       820,000      5,874.58     20010401        358         818,252.52
0029277951       7.750      20010401     20310301     360       350,000      2,507.44     20010501        359         349,752.98
0029280278       7.500      20010401     20310301     360       300,000      2,097.65     20010501        359         299,777.35
0029282761       7.625      20010301     20310201     360       603,000      4,268.00     20010501        358         602,124.35
0029282944       8.500      20000501     20300401     360       285,000      2,191.40     20010601        348         281,848.96
0029284759       7.750      20010301     20310201     360       300,000      2,149.24     20010501        358         299,575.15
0029291481       7.375      20010301     20310201     360       350,000      2,417.36     20010401        358         349,465.73
0029292018       7.750      20010401     20310301     360       357,050      2,557.95     20010401        359         356,798.00
0029293883       7.875      20010401     20310301     360       324,600      2,353.58     20010501        359         324,376.61
0029295524       7.500      20010401     20310301     360       600,000      4,195.29     20010401        359         599,554.71
0029296183       7.625      20010401     20310301     360       580,000      4,105.20     20010501        359         579,580.22
0029303773       8.125      20010301     20310201     360       474,000      3,519.44     20010501        358         473,377.77
0029303864       7.750      20010301     20310201     360       620,000      4,441.76     20010501        358         619,121.99
0029304599       7.875      20010301     20310201     360       320,000      2,320.23     20010401        358         319,558.01
0029306016       8.000      20010401     20310301     360       519,200      3,809.71     20010501        359         518,851.62
0029306743       7.750      20010401     20310301     360       830,000      5,946.22     20010401        359         829,414.20
0029306834       9.000      20010101     20301201     360       291,500      2,345.48     20010401        356         290,855.88
0029307949       8.000      20010301     20310201     360       385,000      2,825.00     20010401        358         384,481.61
0029308483       7.750      20010201     20310101     360       407,900      2,922.25     20010501        357         407,030.71
0029310976       7.750      20010301     20310201     360       316,000      2,263.86     20010401        358         315,552.50
0029311719       8.000      20010301     20310201     360       284,900      2,090.50     20010401        358         284,516.39
0029312113       7.750      20010301     20310201     360       455,000      3,259.68     20010401        358         454,355.65
0029312725       7.875      20010301     20310201     360       440,000      3,190.31     20010501        358         439,355.88
0029312857       7.750      20010401     20310301     360     1,000,000      7,164.12     20010401        359         999,294.21
0029312931       7.750      20010301     20310201     360       285,050      2,042.13     20010501        358         284,543.57
0029312972       7.625      20010301     20310201     360       310,050      2,194.51     20010501        358         309,599.77
0029315090       8.250      20010101     20301201     360       512,400      3,849.49     20010501        356         511,079.46
0029315264       8.000      20010201     20310101     360       312,000      2,289.35     20010501        357         311,367.75
0029315785       7.500      20010401     20310301     360       348,800      2,438.86     20010501        359         348,541.14
0029315827       8.000      20010201     20310101     360       319,900      2,347.31     20010501        357         319,251.75
0029317518       7.750      20010401     20310301     360       380,000      2,722.37     20010401        359         379,731.80
0029317955       7.625      20010401     20310301     360       650,000      4,600.66     20010501        359         649,529.55
0029318193       7.625      20010301     20310201     360       650,000      4,600.66     20010501        358         649,056.11
0029320124       7.625      20010401     20310301     360       541,000      3,829.17     20010501        359         540,608.43
0029320306       7.750      20010301     20310201     360       387,000      2,772.52     20010401        358         386,451.94
0029320413       7.250      20010401     20310301     360       362,000      2,469.48     20010501        359         361,711.02
0029320892       7.750      20010301     20310201     360       312,800      2,240.94     20010501        358         312,357.03
0029321221       7.750      20010401     20310301     360       298,000      2,134.91     20010501        359         297,789.67
0029321247       8.125      20010301     20310201     360       408,000      3,029.39     20010401        358         407,464.41
0029321270       7.625      20010301     20310201     360       379,350      2,685.02     20010401        358         378,799.12
0029321387       7.750      20010401     20310301     360       380,600      2,726.67     20010501        359         380,331.37
0029322054       7.625      20010401     20310301     360       336,000      2,378.19     20010401        359         335,756.81
0029328184       7.750      20010201     20310101     360       292,500      2,095.51     20010501        357         291,876.65
0029329190       7.625      20010401     20310301     360       400,000      2,831.18     20010601        359         399,710.49
0029329372       7.500      20010401     20310301     360       550,000      3,845.68     20010501        359         549,591.82
0029330362       7.500      20010401     20310301     360       392,400      2,743.72     20010401        359         392,108.78
0029331436       7.625      20010301     20310201     360       650,000      4,600.66     20010401        358         649,056.11
0029332459       7.625      20010401     20310301     360       750,000      5,308.45     20010401        359         749,457.18
0029332475       7.625      20010401     20310301     360       420,000      2,972.73     20010401        359         419,696.02
0029332509       7.500      20010401     20310301     360       350,000      2,447.25     20010401        359         349,740.25
0029332517       7.250      20010301     20310201     360       360,300      2,457.88     20010501        358         359,568.35
0029332525       7.750      20010401     20310301     360       310,000      2,220.88     20010501        359         309,781.03
0029332541       7.500      20010401     20310301     360       340,000      2,377.33     20010501        359         339,472.32
0029332715       8.250      20010101     20301201     360       650,000      4,883.23     20010501        356         648,079.04
0029335189       7.750      20010201     20310101     360       650,000      4,656.68     20010401        357         648,614.80
0029336864       7.250      20010301     20310201     360       300,000      2,046.53     20010501        358         299,530.53
0029337136       8.000      20010301     20310201     360       333,000      2,443.44     20010401        358         332,551.63
0029338480       7.375      20010301     20310201     360       329,350      2,274.74     20010401        358         328,847.24
0029340429       7.750      20010401     20310301     360       492,000      3,524.75     20010401        359         491,652.75
0029340452       7.500      20010401     20310301     360       290,000      2,027.72     20010501        359         289,784.78
0029343365       7.625      20010301     20310201     360       290,400      2,055.43     20010501        358         289,978.29
0029343845       7.500      20010401     20310301     360       360,000      2,517.18     20010401        359         359,732.82
0029343878       7.500      20010301     20310201     360       324,000      2,265.46     20010501        358         323,517.58
0029343902       7.875      20010401     20310301     360       650,000      4,712.96     20010401        359         649,552.67
0029343936       8.000      20010201     20310101     360       368,790      2,706.06     20010501        357         367,969.79
0029344017       8.125      20010301     20310201     360       295,200      2,191.86     20010501        358         294,812.47
0029344140       7.750      20010201     20310101     360       358,000      2,564.76     20010501        357         357,237.06
0029344181       7.375      20010401     20310301     360       444,450      3,069.71     20010401        359         444,111.81
0029344579       7.750      20010201     20310101     360       400,000      2,865.65     20010401        357         399,147.57
0029344637       7.625      20010301     20310201     360       620,000      4,388.32     20010401        358         619,099.67
0029344694       8.125      20010201     20310101     360       283,189      2,102.68     20010501        357         282,629.47
0029344942       7.500      20010401     20310301     360       369,350      2,582.55     20010401        359         369,075.89
0029346251       7.500      20010301     20310201     360       418,600      2,926.91     20010401        358         417,976.73
0029346327       7.625      20010301     20310201     360       505,000      3,574.36     20010501        358         504,266.61
0029346426       7.875      20010301     20310201     360       338,400      2,453.64     20010501        358         337,932.69
0029346442       7.750      20010401     20310301     360       330,450      2,367.39     20010401        359         330,216.77
0029347093       7.500      20010301     20310201     360       311,900      2,180.85     20010401        358         311,361.31
0029348794       7.875      20010301     20310201     360       324,000      2,349.23     20010501        358         323,552.58
0029350386       7.500      20010401     20310301     360       594,000      4,153.33     20010401        359         593,559.17
0029350634       7.375      20010401     20310301     360       425,000      2,935.37     20010401        359         424,676.61
0029351129       7.125      20010301     20310201     360       560,000      3,772.82     20010501        358         559,101.70
0029351715       7.625      20010301     20310201     360       603,187      4,269.32     20010501        358         601,845.70
0029353166       7.500      20010401     20310301     360       305,000      2,132.60     20010401        359         304,773.65
0029354255       7.375      20010301     20310201     360       350,650      2,421.86     20010501        358         350,114.72
0029354271       7.500      20010401     20310301     360       484,750      3,389.44     20010401        359         484,390.25
0029354487       7.750      20010301     20310201     360       328,000      2,349.83     20010501        358         327,535.51
0029354495       7.375      20010401     20310301     360       380,000      2,624.57     20010501        359         379,710.85
0029359254       7.750      20010301     20310201     360       500,000      3,582.06     20010401        358         499,177.15
0029359403       8.125      20010301     20310201     360       500,000      3,712.49     20010501        358         499,343.61
0029359619       7.500      20010401     20310301     360       491,657      3,437.74     20010401        359         491,292.12
0029359668       7.500      20010401     20310301     360       318,000      2,223.50     20010501        359         317,764.00
0029360765       7.625      20010301     20310201     360       650,000      4,600.66     20010401        358         649,056.11
0029361292       7.750      20010301     20310201     360       347,600      2,490.25     20010501        358         347,096.10
0029361557       7.875      20010201     20310101     360       389,906      2,827.09     20010501        357         389,095.71
0029361615       7.375      20010301     20310201     360       376,100      2,597.63     20010401        358         375,525.88
0029361771       7.250      20010401     20310301     360       440,000      3,001.58     20010501        359         439,656.75
0029362456       7.750      20010401     20310301     360       294,000      2,106.25     20010401        359         293,792.50
0029362704       7.375      20010401     20310301     360       405,000      2,797.23     20010501        359         404,691.83
0029364429       7.625      20010301     20310201     360       291,600      2,063.93     20010401        358         291,176.55
0029366127       8.375      20010301     20310201     360       400,000      3,040.29     20010501        358         399,501.02
0029366366       7.375      20010401     20310301     360       508,000      3,508.63     20010501        359         507,613.45
0029366382       7.750      20010301     20310201     360       560,000      4,011.91     20010501        358         559,206.96
0029366549       7.500      20010401     20310301     360       368,100      2,573.81     20010501        359         367,826.82
0029367224       6.875      20010401     20310301     360       577,800      3,795.73     20010401        359         577,314.58
0029369071       7.875      20001201     20301101     360       527,150      3,822.20     20010501        355         525,312.08
0029369550       7.875      20010401     20310301     360       476,000      3,451.34     20010501        359         475,660.63
0029369618       8.750      20010201     20310101     360       755,000      5,939.58     20010401        357         753,687.34
0029369659       7.500      20010401     20310301     360       400,000      2,796.86     20010401        359         399,703.14
0029370194       7.500      20010201     20310101     360       288,800      2,019.34     20010501        357         288,091.06
0029370285       8.250      20010201     20310101     360       279,000      2,096.03     20010401        357         278,462.59
0029370590       7.625      20010301     20310201     360       464,000      3,284.16     20010501        358         463,326.20
0029370681       8.875      20010201     20310101     360       285,600      2,272.36     20010401        357         285,116.09
0029371697       7.875      20010301     20310201     360       505,200      3,663.05     20010401        358         504,502.37
0029372059       8.125      20001201     20301101     360       316,000      2,346.29     20010401        355         314,600.21
0029372869       8.875      20010201     20310101     360       320,700      2,551.63     20010401        357         320,156.61
0029374592       7.500      20010401     20310301     360       459,000      3,209.39     20010401        359         458,659.36
0029374931       7.250      20010401     20310301     360       400,000      2,728.71     20010401        359         399,687.96
0029376225       7.750      20010201     20310101     360       324,400      2,324.04     20010501        357         323,708.65
0029377017       7.500      20010301     20310201     360       425,000      2,971.66     20010401        358         424,367.21
0029377439       8.000      20010101     20301201     360       516,000      3,786.23     20010501        356         514,301.17
0029377579       8.000      20010201     20310101     360       360,000      2,641.55     20010401        357         359,270.50
0029377629       8.375      20001201     20301101     360       390,000      2,964.28     20010401        355         388,770.91
0029377702       8.000      20010101     20301201     360       362,000      2,656.23     20010401        356         361,018.64
0029377793       8.500      20001201     20301101     360       307,500      2,364.41     20010501        355         306,555.29
0029377868       8.250      20010201     20310101     360     1,000,000      7,512.67     20010401        357         998,073.81
0029377975       8.250      20001201     20301101     360       550,000      4,131.97     20010501        355         548,222.13
0029382645       7.375      20010401     20310301     360       472,700      3,264.83     20010501        359         472,340.31
0029382694       7.250      20010401     20310301     360       544,000      3,711.04     20010401        359         543,575.63
0029383262       7.875      20010301     20310201     360       339,500      2,461.61     20010501        358         339,031.19
0029383866       7.750      20010201     20310101     360       398,000      2,851.32     20010401        357         397,151.83
0029383973       8.375      20001201     20301101     360       475,000      3,610.34     20010401        355         473,503.04
0029384187       8.125      20010101     20301201     360       302,990      2,249.70     20010501        356         302,189.08
0029384567       7.250      20010301     20310201     360       488,000      3,329.02     20010401        358         487,236.31
0029384823       8.250      20010201     20310101     360       600,000      4,507.60     20010501        357         598,844.29
0029385051       8.125      20010101     20301201     360       400,000      2,969.99     20010501        356         395,911.97
0029385226       8.000      20010101     20301201     360       333,700      2,448.57     20010401        356         332,795.37
0029385424       8.250      20001201     20301101     360       420,000      3,155.32     20010401        355         418,642.36
0029386166       8.750      20010101     20301201     360       301,500      2,371.90     20010501        356         300,798.51
0029386364       8.375      20010101     20301201     360       375,000      2,850.27     20010401        356         273,359.95
0029387594       8.875      20001001     20300901     360       283,714      2,257.36     20010501        353         282,440.08
0029387883       8.125      20010101     20301201     360       340,000      2,524.50     20010501        356         339,101.25
0029388097       8.000      20010201     20310101     360       356,250      2,614.04     20010401        357         355,528.09
0029388253       8.000      20010101     20301201     360       314,000      2,304.03     20010401        356         312,728.57
0029388402       7.500      20010401     20310301     360       539,000      3,768.77     20010501        359         538,595.98
0029388444       7.500      20010401     20310301     360       370,000      2,587.09     20010401        359         369,725.41
0029388626       8.000      20010201     20310101     360       301,000      2,208.64     20010401        357         300,390.04
0029388774       7.750      20010401     20310301     360       456,600      3,271.14     20010501        359         456,277.73
0029389681       7.250      20010401     20310301     360       530,000      3,615.53     20010401        359         529,586.55
0029389707       7.250      20010401     20310301     360       625,000      4,263.60     20010501        359         624,512.24
0029389772       7.750      20010401     20310301     360       331,500      2,374.91     20010401        359         331,266.03
0029391265       7.500      20010401     20310301     360       350,000      2,447.25     20010401        359         349,740.25
0029391661       7.250      20010401     20310301     360       428,000      2,919.71     20010401        359         427,666.12
0029391752       7.750      20010201     20310101     360       574,050      4,112.57     20010401        357         569,484.37
0029391778       8.125      20010101     20301201     360       320,000      2,376.00     20010401        356         319,154.13
0029391851       7.950      20010201     20310101     360       343,900      2,511.44     20010401        357         343,196.05
0029391893       8.000      20010101     20301201     360       425,000      3,118.50     20010401        356         423,847.87
0029391950       7.950      20010101     20301201     360       721,000      5,265.34     20010401        356         719,025.64
0029392016       8.125      20010101     20301201     360       380,000      2,821.49     20010501        356         378,702.04
0029392032       8.000      20010101     20301201     360       321,000      2,355.39     20010501        356         320,129.78
0029392040       7.950      20010201     20310101     360       780,000      5,696.20     20010501        357         778,403.37
0029392057       7.750      20001201     20301101     360       349,352      2,502.80     20010501        355         348,103.10
0029392065       7.250      20010401     20310301     360       400,000      2,728.71     20010401        359         399,687.96
0029392081       8.250      20010201     20310101     360       337,500      2,535.53     20010401        357         336,849.89
0029392099       7.750      20010201     20310101     360       311,200      2,229.48     20010401        357         310,536.79
0029392115       7.875      20010201     20310101     360       289,200      2,096.90     20010501        357         288,598.99
0029392131       7.750      20010201     20310101     360       533,000      3,818.48     20010401        357         531,864.13
0029392172       8.250      20010101     20301201     360       401,500      3,016.34     20010401        356         400,436.44
0029392214       7.625      20010201     20310101     360       793,500      5,616.35     20010401        357         791,766.07
0029392230       8.125      20010201     20310101     360       324,500      2,409.40     20010401        357         323,858.88
0029392289       8.125      20000301     20300201     360       400,000      2,969.99     20010401        346         396,122.18
0029392321       8.000      20010201     20310101     360       327,800      2,405.28     20010501        357         327,135.74
0029392487       7.875      20001201     20301101     360       280,000      2,030.20     20010401        355         278,851.25
0029392537       8.000      20001201     20301101     360       326,925      2,398.86     20010501        355         325,813.45
0029392578       8.000      20010201     20310101     360       331,915      2,435.47     20010501        357         331,242.42
0029392651       7.950      20010101     20301201     360       321,850      2,350.42     20010401        356         320,968.64
0029392685       8.250      20010201     20310101     360       406,000      3,050.15     20010401        357         405,217.95
0029392719       8.000      20010101     20301201     360       300,000      2,201.29     20010401        356         299,059.41
0029392776       7.375      20010401     20310301     360       375,000      2,590.03     20010401        359         374,714.66
0029392800       8.375      20010101     20301201     360       600,000      4,560.43     20010501        356         598,492.58
0029392834       8.125      20010201     20310101     360       372,000      2,762.09     20010401        357         371,265.02
0029392891       8.250      20010201     20310101     360       500,000      3,756.34     20010501        357         499,036.89
0029393006       8.250      20010201     20310101     360       309,566      2,325.67     20010501        357         308,969.71
0029393030       7.500      20010401     20310301     360       370,300      2,589.20     20010501        359         370,025.18
0029393048       8.250      20010201     20310101     360       350,000      2,629.43     20010501        357         349,325.84
0029393105       8.375      20010101     20301201     360       319,000      2,424.63     20010501        356         318,170.88
0029393147       8.125      20010201     20310101     360       349,000      2,591.32     20010401        357         348,310.45
0029393188       7.875      20010201     20310101     360       328,000      2,378.23     20010401        357         327,318.33
0029393238       8.000      20010101     20301201     360       416,000      3,052.47     20010401        356         414,872.23
0029393279       8.125      20010101     20301201     360       306,210      2,273.61     20010401        356         300,592.17
0029393410       7.500      20010301     20310201     360       550,000      3,845.68     20010501        358         549,142.11
0029393683       7.250      20010401     20310301     360       380,000      2,592.27     20010401        359         379,703.56
0029394327       7.250      20010401     20310301     360       340,000      2,319.40     20010401        359         339,734.77
0029394798       7.375      20010401     20310301     360       318,000      2,196.35     20010501        359         317,758.02
0029395068       7.750      20010201     20310101     360       525,000      3,761.16     20010501        357         523,881.18
0029395084       7.500      20010201     20310101     360       510,000      3,565.99     20010401        357         508,857.39
0029395159       7.750      20010301     20310201     360       450,000      3,223.86     20010501        358         449,362.73
0029395175       7.750      20010201     20310101     360       336,000      2,407.15     20010401        357         335,283.95
0029395191       7.875      20010201     20310101     360       650,000      4,712.95     20010401        357         648,649.18
0029395225       7.750      20010201     20310101     360       640,000      4,585.04     20010501        357         638,636.11
0029395266       8.000      20010301     20310201     360       496,000      3,639.47     20010501        358         495,332.17
0029395282       7.750      20010201     20310101     360       356,800      2,556.16     20010501        357         356,039.63
0029395332       7.875      20010201     20310101     360       336,000      2,436.23     20010501        357         335,301.75
0029395381       7.750      20010201     20310101     360       435,000      3,116.39     20010501        357         434,072.97
0029395415       8.375      20010201     20310101     360       325,000      2,470.23     20010501        357         324,389.74
0029395431       8.500      20010301     20310201     360       492,000      3,783.05     20010401        358         491,401.78
0029395498       7.625      20010201     20310101     360       340,000      2,406.50     20010401        357         338,551.58
0029395514       7.750      20010201     20310101     360       320,000      2,292.52     20010501        357         319,203.43
0029395530       8.375      20010201     20310101     360       519,200      3,946.29     20010501        357         518,225.08
0029395563       8.250      20010201     20310101     360       540,000      4,056.84     20010401        357         538,959.86
0029395589       7.875      20010201     20310101     360       338,400      2,453.63     20010401        357         337,696.74
0029395621       7.750      20010201     20310101     360       350,000      2,507.44     20010501        357         349,254.12
0029397916       7.625      20010401     20310301     360       317,734      2,248.90     20010401        359         317,504.04
0029399508       7.375      20010401     20310301     360       348,000      2,403.55     20010401        359         347,735.20
0029401924       7.625      20010301     20310201     360       351,000      2,484.36     20010401        358         350,490.29
0029401973       7.625      20010401     20310301     360       460,000      3,255.86     20010401        359         459,667.06
0029402666       7.875      20010401     20310301     360       355,000      2,574.00     20010501        359         354,755.69
0029403680       7.500      20010401     20310301     360       303,200      2,120.02     20010401        359         302,974.98
0029403722       7.625      20010401     20310301     360       338,000      2,392.35     20010401        359         337,755.36
0029403789       7.250      20010401     20310301     360       321,210      2,191.22     20010501        359         320,959.42
0029404753       7.500      20010401     20310301     360       512,000      3,579.98     20010401        359         511,620.02
0029406758       7.375      20010401     20310301     360       450,000      3,108.04     20010501        359         449,657.58
0029406774       7.375      20010401     20310301     360       420,000      2,900.84     20010401        359         419,680.41
0029407020       7.500      20010401     20310301     360       360,000      2,517.18     20010501        359         359,732.82
0029407715       7.375      20010301     20310201     360       543,900      3,756.58     20010401        358         543,069.73
0029408341       7.875      20010401     20310301     360       307,200      2,227.42     20010401        359         306,988.58
0029409240       7.625      20010401     20310301     360       560,000      3,963.64     20010401        359         559,594.69
0029409521       7.500      20010401     20310301     360       359,200      2,511.58     20010501        359         358,933.32
0029410347       7.875      20010401     20310301     360       337,500      2,447.11     20010401        359         337,267.73
0029410370       7.500      20010401     20310301     360       332,600      2,325.59     20010401        359         332,353.16
0029410396       7.375      20010401     20310301     360       602,800      4,163.39     20010401        359         602,341.32
0029410933       7.500      20010401     20310301     360       423,500      2,961.17     20010401        359         423,185.71
0029411188       7.625      20010401     20310301     360       345,263      2,443.75     20010401        359         345,013.11
0029411519       8.500      20010201     20310101     360       598,800      4,604.25     20010401        357         597,704.01
0029412301       7.625      20010401     20310301     360       285,000      2,017.21     20010401        359         284,793.73
0029412491       7.375      20010401     20310301     360       334,400      2,309.62     20010401        359         334,145.55
0029412509       7.250      20010401     20310301     360       420,000      2,865.14     20010501        359         419,672.36
0029413580       7.625      20010401     20310301     360       650,000      4,600.66     20010401        359         649,529.55
0029413655       7.750      20010301     20310201     360       460,200      3,296.93     20010501        358         459,548.30
0029413739       7.500      20010301     20310201     360       305,850      2,138.55     20010401        358         305,394.60
0029413911       7.750      20010301     20310201     360       330,750      2,369.54     20010401        358         330,281.60
0029413986       7.625      20010301     20310201     360       462,000      3,270.01     20010501        358         461,068.29
0029414026       7.625      20010301     20310201     360       325,000      2,300.33     20010501        358         324,528.05
0029415080       7.500      20010401     20310301     360       506,250      3,539.78     20010401        359         505,874.28
0029415759       7.375      20010401     20310301     360       336,000      2,320.67     20010401        359         335,744.33
0029415981       7.375      20010401     20310301     360       550,000      3,798.71     20010501        359         549,581.50
0029416021       7.625      20010401     20310301     360       580,000      4,105.20     20010501        359         579,580.22
0029416070       7.500      20010401     20310301     360       590,600      4,129.56     20010401        359         590,161.69
0029416203       7.500      20010401     20310301     360       478,250      3,343.99     20010401        359         477,895.07
0029418951       7.500      20010401     20310301     360       466,000      3,258.34     20010501        359         465,654.16
0029420247       7.500      20010401     20310301     360       314,200      2,196.93     20010401        359         313,966.82
0029420288       7.500      20010401     20310301     360       386,000      2,698.97     20010401        359         385,713.53
0029420841       7.750      20010401     20310301     360       296,000      2,120.58     20010401        359         295,791.09
0029421609       7.750      20010401     20310301     360       289,950      2,077.24     20010401        359         289,745.35
0029422243       7.500      20010401     20310301     360       378,000      2,643.03     20010401        359         377,719.47
0029422573       7.375      20010401     20310301     360       346,000      2,389.74     20010401        359         345,736.72
0029423399       8.125      20010401     20310301     360       531,550      3,946.74     20010501        359         531,149.04
0029423597       7.250      20010401     20310301     360       650,000      4,434.15     20010401        359         649,492.93
0029423738       7.750      20010301     20310201     360       295,950      2,120.23     20010401        358         295,530.88
0029424421       7.750      20010401     20310301     360       355,000      2,543.26     20010401        359         354,749.45
0029424835       7.750      20010301     20310201     360       328,000      2,349.84     20010401        358         327,535.49
0029424934       7.750      20010301     20310201     360       400,850      2,871.74     20010401        358         400,282.34
0029425048       7.875      20010301     20310201     360       345,400      2,504.39     20010501        358         344,923.04
0029425097       7.500      20010401     20310301     360       310,000      2,167.56     20010501        359         309,769.94
0029425113       8.125      20010301     20310201     360       294,700      2,188.14     20010501        358         294,313.14
0029425196       7.500      20010401     20310301     360       356,000      2,489.21     20010501        359         355,735.79
0029426087       8.750      20001101     20301001     360       313,600      2,467.10     20010401        354         312,497.48
0029427127       7.500      20010401     20310301     360       619,700      4,333.03     20010401        359         619,240.01
0029427374       7.125      20010401     20310301     360       310,000      2,088.53     20010501        359         309,752.10
0029427408       7.875      20010301     20310201     360       332,000      2,407.24     20010401        358         331,541.52
0029430303       7.125      20010401     20310301     360       306,000      2,061.58     20010501        359         305,755.30
0029430717       7.375      20010401     20310301     360       375,000      2,590.03     20010501        359         374,714.66
0029431061       7.500      20010301     20310201     360       375,000      2,622.06     20010501        358         374,441.64
0029431475       8.000      20010401     20310301     360       429,600      3,152.25     20010501        359         429,311.75
0029431962       7.750      20010401     20310301     360       432,000      3,094.90     20010401        359         431,695.10
0029432309       8.125      20010401     20310301     360       395,600      2,937.32     20010401        359         395,341.22
0029433299       7.500      20010401     20310301     360       300,000      2,097.64     20010401        359         299,777.36
0029433315       6.750      20010401     20310301     360       370,000      2,399.81     20010401        359         369,681.44
0029433612       7.375      20010401     20310301     360       290,000      2,002.96     20010501        359         289,779.33
0029434032       8.000      20010301     20310201     360       407,000      2,986.43     20010401        358         406,451.98
0029434115       7.875      20010301     20310201     360       387,000      2,806.02     20010501        358         386,465.59
0029434149       8.000      20010301     20310201     360       354,600      2,601.93     20010401        358         354,122.55
0029434933       7.750      20010301     20310201     360       318,000      2,278.20     20010501        358         317,549.65
0029435484       7.500      20010401     20310301     360       396,000      2,768.89     20010401        359         395,706.11
0029435880       7.750      20010301     20310201     360       343,800      2,463.03     20010501        358         342,823.22
0029435930       7.750      20010301     20310201     360       505,000      3,617.89     20010401        358         504,284.84
0029436698       7.500      20010301     20310201     360       409,600      2,863.99     20010501        358         408,990.12
0029437969       7.750      20010301     20310201     360       410,000      2,937.30     20010501        358         409,419.37
0029438009       7.875      20010301     20310201     360       400,000      2,900.28     20010401        358         399,347.26
0029438058       7.750      20010301     20310201     360       350,000      2,507.45     20010501        358         349,503.45
0029438231       7.875      20010301     20310201     360       770,000      5,583.03     20010501        358         768,936.72
0029440518       7.500      20010401     20310301     360       320,000      2,237.49     20010401        359         319,762.51
0029440773       7.250      20010401     20310301     360       338,950      2,312.24     20010401        359         338,685.58
0029440815       7.875      20010301     20310201     360       336,000      2,436.23     20010501        358         335,536.02
0029440864       8.000      20010301     20310201     360       310,650      2,279.44     20010501        358         310,231.73
0029440898       7.875      20010301     20310201     360       354,900      2,573.27     20010501        358         354,330.75
0029441086       7.750      20010301     20310201     360       414,900      2,972.39     20010401        358         414,312.45
0029441169       7.375      20010301     20310201     360       390,000      2,693.63     20010401        358         389,403.23
0029441359       7.750      20010301     20310201     360       295,500      2,117.00     20010501        358         294,880.24
0029441466       7.500      20010301     20310201     360       409,490      2,863.21     20010501        358         408,837.52
0029442332       7.375      20010301     20310201     360       362,000      2,500.25     20010501        358         361,447.39
0029442639       7.750      20010401     20310301     360       400,000      2,865.65     20010401        359         399,717.68
0029442720       7.625      20010301     20310201     360       299,400      2,119.14     20010501        358         298,965.22
0029442795       7.375      20010301     20310201     360       476,800      3,293.14     20010501        358         476,072.15
0029442878       7.875      20010301     20310201     360       330,000      2,392.73     20010501        358         329,544.30
0029442951       7.500      20010301     20310201     360       375,000      2,622.06     20010501        358         374,441.64
0029443652       7.750      20010301     20310201     360       550,000      3,940.27     20010501        358         549,221.12
0029444890       7.375      20010401     20310301     360       373,050      2,576.56     20010501        359         372,766.14
0029445632       7.375      20010401     20310301     360       357,000      2,465.71     20010501        359         356,728.35
0029446408       7.625      20010401     20310301     360       332,000      2,349.88     20010501        359         331,759.70
0029446473       7.500      20010401     20310301     360       399,800      2,795.46     20010401        359         399,503.29
0029447059       7.625      20010301     20310201     360       565,000      3,999.04     20010501        358         563,174.42
0029447133       7.625      20010301     20310201     360       368,000      2,604.68     20010501        358         367,067.62
0029447232       7.750      20010301     20310201     360       407,000      2,915.80     20010501        358         406,423.63
0029447281       7.625      20010301     20310201     360       306,400      2,168.68     20010401        358         305,845.94
0029447315       8.125      20010101     20301201     360       387,000      2,873.46     20010401        356         385,977.05
0029447380       7.750      20010201     20310101     360       350,000      2,507.44     20010501        357         349,254.12
0029447547       7.875      20010301     20310201     360       552,000      4,002.39     20010401        358         551,036.29
0029447570       8.375      20010201     20310101     360       448,500      3,408.92     20010401        357         447,657.84
0029447653       7.375      20010301     20310201     360       305,000      2,106.56     20010401        358         304,534.41
0029447810       8.125      20010201     20310101     360       303,750      2,255.34     20010501        357         302,814.96
0029447836       8.625      20010201     20310101     360       766,000      5,957.87     20010401        357         764,633.49
0029447927       7.625      20010301     20310201     360       341,600      2,417.83     20010401        358         341,103.93
0029448008       7.500      20010301     20310201     360       506,000      3,538.03     20010501        358         505,246.59
0029448065       7.375      20010301     20310201     360       350,000      2,417.36     20010401        358         349,465.72
0029448131       7.875      20010301     20310201     360       368,000      2,668.26     20010501        358         367,228.34
0029448206       7.500      20010301     20310201     360       398,400      2,785.67     20010501        358         397,606.18
0029448289       7.875      20010301     20310201     360       370,700      2,687.83     20010501        358         370,188.09
0029448362       7.000      20010201     20310101     360       338,400      2,251.38     20010501        357         337,562.97
0029448370       7.500      20010301     20310201     360       345,000      2,412.29     20010501        358         344,486.31
0029448388       8.500      20000901     20300801     360       383,600      2,949.55     20010501        352         381,564.64
0029448396       7.875      20010301     20310201     360       464,000      3,364.32     20010401        358         463,359.25
0029448420       8.000      20010301     20310201     360       299,500      2,197.62     20010401        358         299,096.75
0029448487       7.750      20010201     20310101     360       321,000      2,299.68     20010401        357         320,315.92
0029448552       8.000      20010201     20310101     360       378,000      2,773.63     20010501        357         377,234.01
0029448594       7.250      20010301     20310201     360       424,000      2,892.43     20010501        358         423,330.19
0029448610       7.625      20010401     20310301     360       286,200      2,025.71     20010401        359         285,992.85
0029448636       7.375      20010301     20310201     360       422,000      2,914.65     20010401        358         421,355.81
0029448677       7.625      20010301     20310201     360       342,000      2,420.65     20010401        358         341,503.37
0029448701       7.500      20010301     20310201     360       306,000      2,139.60     20010401        358         305,544.38
0029448743       7.625      20010301     20310201     360       464,000      3,284.16     20010401        358         463,326.20
0029448867       7.125      20010401     20310301     360       578,500      3,897.46     20010401        359         578,037.38
0029449055       7.750      20010401     20310301     360       367,200      2,630.67     20010401        359         366,940.83
0029449485       7.625      20010301     20310201     360       576,000      4,076.89     20010501        358         575,163.56
0029449956       7.750      20010401     20310301     360       600,000      4,298.47     20010401        359         599,576.53
0029452109       7.375      20010401     20310301     360       365,480      2,524.28     20010501        359         365,201.90
0029452588       7.625      20010401     20310301     360       405,000      2,866.56     20010501        359         404,706.88
0029453149       7.375      20010401     20310301     360       924,900      6,388.05     20010501        359         924,196.23
0029456563       7.125      20010401     20310301     360       364,000      2,452.34     20010401        359         363,708.91
0029457363       7.625      20010401     20310301     360       535,200      3,788.11     20010401        359         534,812.64
0029457462       7.500      20010401     20310301     360       363,800      2,543.74     20010501        359         363,530.01
0029457603       7.625      20010401     20310301     360       456,250      3,229.31     20010401        359         455,919.78
0029457637       7.875      20010401     20310301     360       300,000      2,175.21     20010501        359         299,793.54
0029457678       7.375      20010401     20310301     360       508,000      3,508.63     20010401        359         507,613.45
0029457769       7.500      20010301     20310201     360       373,250      2,609.82     20010501        358         372,694.25
0029458056       7.250      20010301     20310201     360       620,000      4,229.49     20010501        358         619,029.75
0029458114       7.875      20010301     20310201     360       440,000      3,190.31     20010501        358         439,392.39
0029458155       7.750      20010301     20310201     360       490,000      3,510.42     20010401        358         489,306.09
0029458189       8.500      20001001     20300901     360       285,300      2,193.71     20010401        353         284,064.10
0029458221       7.750      20010301     20310201     360       309,500      2,217.30     20010401        358         278,867.94
0029458312       7.375      20010301     20310201     360       580,000      4,005.92     20010401        358         579,114.61
0029458353       7.500      20010301     20310201     360       324,800      2,271.05     20010501        358         324,312.00
0029458379       8.000      20010301     20310201     360       417,400      3,062.73     20010401        358         416,637.01
0029459542       7.250      20010301     20310201     360       311,250      2,123.28     20010501        358         310,762.91
0029459575       7.625      20010201     20310101     360       380,000      2,689.62     20010401        357         379,169.64
0029459617       7.250      20010301     20310201     360       375,000      2,558.16     20010501        358         374,413.16
0029459641       7.000      20010301     20310201     360       342,000      2,275.33     20010501        358         341,437.69
0029459716       7.375      20010301     20310201     360       380,000      2,624.57     20010501        358         379,419.92
0029459757       7.875      20010201     20310101     360       336,000      2,436.24     20010501        357         335,301.72
0029459765       7.250      20010301     20310201     360       385,050      2,626.72     20010401        358         384,447.42
0029459773       7.250      20010301     20310201     360       452,000      3,083.44     20010401        358         451,292.65
0029459781       7.125      20010301     20310201     360       364,500      2,455.70     20010401        358         363,412.33
0029459815       7.750      20010301     20310201     360       302,000      2,163.56     20010401        358         301,572.33
0029459849       7.875      20010301     20310201     360       300,000      2,175.21     20010401        358         299,585.73
0029459922       7.250      20010401     20310301     360       292,500      1,995.37     20010501        359         292,271.82
0029459955       6.875      20010301     20310201     360       371,200      2,438.52     20010501        358         370,513.03
0029459963       7.750      20010301     20310201     360       545,000      3,904.45     20010401        358         544,228.20
0029459989       7.625      20010301     20310201     360       450,000      3,185.07     20010401        358         449,346.54
0029460052       7.500      20010301     20310201     360       412,500      2,884.26     20010401        358         411,885.81
0029460276       7.250      20010401     20310301     360       303,500      2,070.41     20010501        359         303,263.24
0029463809       7.750      20010301     20310201     360       334,800      2,398.55     20010401        358         334,325.87
0029463825       7.750      20010301     20310201     360       333,400      2,388.52     20010501        358         332,427.82
0029463866       7.875      20010301     20310201     360       355,200      2,575.45     20010401        358         354,709.50
0029463908       7.250      20010301     20310201     360       325,000      2,217.07     20010401        358         324,491.40
0029464013       7.375      20010301     20310201     360       350,000      2,417.36     20010401        358         349,465.72
0029464062       7.875      20010301     20310201     360       380,000      2,755.26     20010501        358         379,470.25
0029464377       7.375      20010301     20310201     360       410,000      2,831.77     20010401        358         409,374.12
0029464419       7.125      20010301     20310201     360       304,000      2,048.10     20010501        358         303,512.35
0029468386       8.250      20010301     20310201     360       352,000      2,644.46     20010401        358         351,549.54
0029468444       7.875      20010401     20310301     360       441,300      3,199.73     20010401        359         440,996.30
0029468477       7.250      20010301     20310201     360       420,000      2,865.14     20010401        358         419,040.92
0029468501       7.875      20010401     20310301     360       412,000      2,987.29     20010401        359         411,716.46
0029470846       7.625      20010301     20310201     360       299,200      2,117.72     20010501        358         298,765.52
0029470895       7.875      20010301     20310201     360       327,600      2,375.33     20010501        358         327,147.62
0029470960       7.625      20010301     20310201     360       400,000      2,831.18     20010501        358         399,419.14
0029471042       7.625      20010301     20310201     360       329,600      2,332.89     20010501        358         329,121.37
0029471109       7.875      20010301     20310201     360       381,920      2,769.19     20010501        358         381,392.60
0029471174       7.500      20010301     20310201     360       333,800      2,333.98     20010501        358         333,302.99
0029473295       7.500      20010301     20310201     360       318,896      2,229.77     20010501        358         318,421.18
0029473329       7.750      20010301     20310201     360       302,600      2,167.87     20010501        358         302,171.46
0029473485       7.875      20010301     20310201     360       315,000      2,283.97     20010501        358         314,565.01
0029473758       7.875      20010301     20310201     360       373,076      2,705.06     20010501        358         372,560.82
0029475126       7.750      20010301     20310201     360       320,800      2,298.25     20010401        358         320,345.69
0029475175       7.750      20010301     20310201     360       485,000      3,474.60     20010401        358         484,313.17
0029476801       7.375      20010401     20310301     360       399,200      2,757.18     20010501        359         398,896.24
0029480738       8.000      20010301     20310201     360       557,000      4,087.07     20010401        358         556,250.03
0029484656       8.375      20010501     20310401     360       301,500      2,291.62     20010501        360         301,500.00
0029502325       7.625      20010401     20310301     360       292,410      2,069.66     20010401        359         292,198.36
0029508751       7.750      20010301     20310201     360       450,000      3,223.86     20010401        358         449,362.73
0029508777       8.375      20001201     20301101     360       300,000      2,280.22     20010401        355         299,054.55
0029508793       7.500      20010301     20310201     360       580,000      4,055.44     20010401        358         579,136.42
0029508819       7.875      20010301     20310201     360       350,000      2,537.74     20010401        358         349,440.06
0029508827       7.625      20010301     20310201     360       324,000      2,293.25     20010401        358         323,529.50
0029508850       7.500      20010301     20310201     360       427,500      2,989.14     20010501        358         426,863.48
0029508918       7.500      20010301     20310201     360       473,800      3,312.88     20010401        358         473,094.54
0029508983       7.500      20010401     20310301     360       535,000      3,740.80     20010401        359         534,602.95
0029509163       7.625      20010301     20310201     360       515,000      3,645.14     20010401        358         514,252.15
0029509213       8.250      20010301     20310201     360       380,500      2,858.57     20010401        358         380,013.07
0029509239       7.750      20010301     20310201     360       325,500      2,331.92     20010501        358         325,039.03
0029509320       7.625      20010301     20310201     360       320,000      2,264.94     20010401        358         319,535.31
0029509387       7.625      20010301     20310201     360       360,000      2,548.06     20010401        358         359,477.22
0029509429       7.375      20010301     20310201     360       540,000      3,729.64     20010501        358         539,175.68
0029509494       8.250      20010301     20310201     360       314,950      2,366.12     20010501        358         314,546.94
0029509528       7.875      20010301     20310201     360       335,000      2,428.99     20010401        358         334,537.39
0029509569       7.500      20010301     20310201     360       352,000      2,461.24     20010401        358         351,475.89
0029509593       7.500      20010301     20310201     360       576,000      4,027.48     20010401        358         575,142.37
0029509619       7.500      20010301     20310201     360       359,000      2,510.18     20010401        358         358,465.47
0029509635       7.625      20010301     20310201     360       380,000      2,689.62     20010501        358         379,448.18
0029509650       8.000      20010301     20310201     360       440,000      3,228.57     20010501        358         439,407.56
0029509676       7.500      20010301     20310201     360       331,600      2,318.60     20010501        358         328,598.45
0029509718       7.500      20010301     20310201     360       386,400      2,701.77     20010401        358         385,824.67
0029509742       7.250      20010301     20310201     360       350,000      2,387.62     20010401        358         349,452.27
0029509775       7.875      20010301     20310201     360       568,000      4,118.39     20010401        358         567,215.65
0029509809       8.000      20010301     20310201     360       330,000      2,421.42     20010501        358         329,555.67
0029509858       7.625      20010301     20310201     360       344,000      2,434.81     20010501        358         342,497.27
0029516705       7.500      20010301     20310201     360       464,000      3,244.36     20010401        358         463,309.13
0029516788       7.750      20010301     20310201     360       384,000      2,751.02     20010501        358         383,456.19
0029516812       7.375      20010301     20310201     360       555,000      3,833.25     20010401        358         554,152.78
0029516945       7.500      20010301     20310201     360       464,000      3,244.36     20010501        358         463,309.13
0029516994       8.500      20010301     20310201     360       390,050      2,999.15     20010401        358         389,575.73
0029517042       7.375      20010301     20310201     360       310,000      2,141.09     20010401        358         309,526.78
0029517091       8.750      20001201     20301101     360       490,000      3,854.83     20010401        355         488,569.68
0029517133       7.875      20010301     20310201     360       385,000      2,791.52     20010401        358         384,468.34
0029517166       7.750      20010301     20310201     360       468,750      3,358.18     20010501        358         466,396.88
0029517208       7.875      20010301     20310201     360       460,000      3,335.32     20010401        358         459,196.92
0029517232       7.625      20010301     20310201     360       352,000      2,491.43     20010501        358         350,915.44
0029517265       7.500      20010301     20310201     360       375,000      2,622.05     20010501        358         374,441.65
0029517281       7.625      20010301     20310201     360       400,000      2,831.17     20010501        358         399,400.20
0029517315       7.875      20010301     20310201     360       359,200      2,604.45     20010501        358         358,703.98
0029517331       7.750      20010301     20310201     360       334,700      2,397.83     20010501        358         334,081.14
0029517364       7.500      20010301     20310201     360       336,350      2,351.81     20010501        358         335,648.57
0029517406       7.500      20010301     20310201     360       510,000      3,565.99     20010501        358         509,240.64
0029517430       8.125      20010301     20310201     360       318,000      2,361.14     20010401        358         317,582.56
0029517489       7.625      20010301     20310201     360       360,000      2,548.06     20010501        358         359,477.22
0029517513       7.625      20010301     20310201     360       372,000      2,632.99     20010401        358         371,459.80
0029517539       8.250      20010301     20310201     360       400,000      3,005.07     20010401        358         399,488.11
0029517547       7.500      20010301     20310201     360       415,790      2,907.26     20010501        358         415,170.91
0029517596       7.625      20010301     20310201     360       522,500      3,698.22     20010501        358         521,741.25
0029518495       7.625      20010301     20310201     360       500,000      3,538.97     20010401        358         499,273.92
0029518503       7.750      20010301     20310201     360       595,000      4,262.65     20010401        358         594,157.40
0029518537       7.625      20010301     20310201     360       505,100      3,575.07     20010501        358         504,366.52
0029519717       7.625      20010301     20310201     360       377,200      2,669.80     20010401        358         376,652.25
0029539210       7.625      20010401     20310301     360       482,000      3,411.57     20010501        359         481,651.14
0029539251       7.625      20010301     20310201     360       373,500      2,643.61     20010401        358         372,957.62
0029551108       7.875      20010401     20310301     360       373,500      2,708.13     20010501        359         373,242.96
0029551728       7.250      20010301     20310201     360       425,000      2,899.25     20010501        358         424,334.92
0029551819       7.125      20010401     20310301     360       399,000      2,688.14     20010501        359         398,680.92
0029551892       7.000      20010401     20310301     360       475,655      3,164.54     20010501        359         475,265.10
0029552080       6.875      20010401     20310301     360       320,000      2,102.17     20010501        359         319,731.15
0029552148       7.500      20010401     20310301     360       376,000      2,629.05     20010501        359         375,720.95
0029555471       7.750      20010301     20310201     360       300,000      2,149.24     20010501        358         299,575.15
0029555802       6.875      20010401     20310301     360       394,000      2,588.30     20010501        359         393,668.99
0029558160       7.625      20010401     20310301     360       374,920      2,653.66     20010401        359         374,648.64
0029558350       7.375      20010401     20310301     360       376,000      2,596.94     20010401        359         375,713.89
0029558418       7.500      20010301     20310201     360       359,200      2,511.58     20010501        358         358,665.17
0029558624       8.125      20010401     20310301     360       299,900      2,226.75     20010501        359         299,703.82
0029558715       7.750      20010401     20310301     360       292,500      2,095.51     20010501        359         292,293.55
0029558889       7.625      20010401     20310301     360       336,400      2,381.02     20010401        359         336,156.52
0029559010       7.750      20010401     20310301     360       330,000      2,364.16     20010501        359         329,767.09
0029559077       7.750      20010401     20310301     360       360,000      2,579.08     20010501        359         359,745.92
0029559093       7.375      20010401     20310301     360       382,000      2,638.38     20010401        359         381,709.33
0029559135       6.875      20010301     20310201     360       400,000      2,627.72     20010401        358         399,325.97
0029564010       7.625      20010301     20310201     360       544,000      3,850.40     20010401        358         543,210.04
0029564085       7.625      20010401     20310301     360       311,300      2,203.36     20010401        359         311,074.69
0029569456       7.500      20010401     20310301     360       365,000      2,552.13     20010401        359         364,729.12
0029569472       7.500      20010301     20310201     360       288,000      2,013.74     20010401        358         287,571.18
0029569514       7.375      20010401     20310301     360       309,600      2,138.33     20010401        359         309,364.42
0029569530       7.625      20010401     20310301     360       300,000      2,123.38     20010401        359         299,782.87
0029569613       8.000      20010401     20310301     360       385,200      2,826.46     20010401        359         384,941.54
0029569654       7.625      20010401     20310301     360       337,250      2,387.03     20010401        359         337,005.91
0029569779       7.750      20010401     20310301     360       331,300      2,373.47     20010401        359         331,066.18
0029570835       7.875      20010301     20310201     360       315,500      2,287.60     20010501        358         315,064.31
0029571387       8.000      20010301     20310201     360       348,000      2,553.51     20010501        358         347,531.42
0029571452       8.375      20010401     20310301     360       450,000      3,420.33     20010501        359         449,720.30
0029571486       7.750      20010301     20310201     360       320,000      2,292.52     20010501        358         319,546.84
0029571551       8.375      20010101     20301201     360       304,000      2,310.62     20010501        356         303,236.24
0029571809       8.125      20010301     20310201     360       365,000      2,710.11     20010501        358         364,520.85
0029576410       7.500      20010401     20310301     360       450,000      3,146.47     20010401        359         449,666.03
0029577673       8.250      20010201     20310101     360       312,000      2,343.95     20010501        357         311,399.00
0099003451       8.250      20010401     20310301     360       387,250      2,909.28     20010401        359         387,003.06
0099018459       8.000      20010401     20310301     360       650,000      4,769.47     20010401        359         649,563.86
6003875926       7.500      20010401     20310301     360       295,000      2,062.69     20010501        359         279,781.06
6005940751       7.625      20010501     20310401     360       539,300      3,817.14     20010501        360         539,300.00
6007278622       7.500      20010401     20310301     360       358,600      2,507.39     20010501        359         358,333.86
6008653112       7.625      20010401     20310301     360       360,000      2,548.06     20010501        359         359,739.44
6009648400       7.500      20010401     20310301     360       416,000      2,908.74     20010401        359         415,691.26
6012282635       7.875      20010401     20310301     360       475,300      3,446.26     20010401        359         473,340.03
6012727241       7.750      20010501     20310401     360       393,000      2,815.51     20010501        360         393,000.00
6013314163       8.000      20010401     20310301     360       378,000      2,773.64     20010401        359         377,746.36
6013622870       7.625      20010401     20310301     360       398,400      2,819.86     20010501        359         398,111.64
6014870874       7.375      20010401     20310301     360       390,000      2,693.64     20010501        359         389,403.23
6016291194       7.250      20010501     20310401     360       302,000      2,060.18     20010501        360         302,000.00
6016818251       7.250      20010501     20310401     360       720,000      4,911.67     20010501        360         720,000.00
6017670248       7.375      20010401     20310301     360       457,000      3,156.39     20010501        359         456,652.26
6017772523       7.625      20010401     20310301     360       750,000      5,308.46     20010501        359         749,457.17
6019028411       7.375      20010501     20310401     360       475,000      3,280.71     20010501        360         475,000.00
6019645354       7.375      20010401     20310301     360       549,500      3,795.26     20010401        359         549,081.88
6020079742       7.750      20010401     20310301     360       350,000      2,507.45     20010501        359         349,752.97
6023038679       7.375      20010501     20310401     360       476,850      3,293.49     20010501        360         476,850.00
6026950631       7.500      20010501     20310401     360       345,000      2,412.30     20010501        360         345,000.00
6029213805       7.250      20010501     20310401     360       328,000      2,237.54     20010501        360         328,000.00
6029894976       7.500      20010501     20310401     360       353,000      2,468.23     20010501        360         353,000.00
6031132175       7.625      20010401     20310301     360       404,000      2,859.49     20010501        359         403,707.59
6032243443       7.750      20010401     20310301     360       327,850      2,348.76     20010401        359         327,618.61
6032266337       7.250      20010401     20310301     360       340,000      2,319.40     20010501        359         339,734.77
6033495414       7.250      20010501     20310401     360       312,520      2,131.94     20010501        360         312,520.00
6034127867       7.250      20010501     20310401     360       339,500      2,315.99     20010501        360         339,500.00
6034970829       7.625      20010401     20310301     360       550,000      3,892.87     20010401        359         549,601.92
6037658132       6.875      20010401     20310301     360       307,200      2,018.09     20010501        359         306,941.91
6038009301       7.250      20010501     20310401     360       284,000      1,937.39     20010501        360         284,000.00
6041647378       7.250      20010501     20310401     360       352,000      2,401.27     20010501        360         352,000.00
6041944114       7.375      20010501     20310401     360       512,000      3,536.26     20010501        360         512,000.00
6043061966       7.250      20010501     20310401     360       538,500      3,673.52     20010501        360         538,500.00
6043064283       7.625      20010401     20310301     360       520,000      3,680.53     20010401        359         519,623.64
6046453004       7.000      20010501     20310401     360       396,000      2,634.60     20010501        360         396,000.00
6047651499       7.625      20010401     20310301     360       310,000      2,194.17     20010501        359         309,775.62
6048210113       7.125      20010501     20310401     360       400,000      2,694.88     20010501        360         400,000.00
6048453481       7.750      20010401     20310301     360       347,000      2,485.96     20010501        359         346,441.04
6048633983       7.250      20010401     20310301     360       630,000      4,297.72     20010501        359         629,508.53
6048951245       8.250      20010401     20310301     360       540,000      4,056.84     20010401        359         539,655.66
6050834248       7.500      20010401     20310301     360       650,000      4,544.90     20010501        359         649,517.60
6053521057       7.625      20010501     20310401     360       613,000      4,338.78     20010501        360         613,000.00
6054714461       7.875      20010501     20260401     300       305,000      2,328.84     20010501        300         305,000.00
6055818105       7.375      20010401     20310301     360       390,000      2,693.64     20010401        359         389,703.24
6056500876       7.500      20010501     20310401     360       430,000      3,006.63     20010501        360         430,000.00
6059891702       7.625      20010401     20310301     360       335,200      2,372.53     20010401        359         334,957.39
6063356551       7.625      20010501     20310401     360       340,550      2,410.40     20010501        360         340,550.00
6065611086       7.375      20010501     20310401     360       414,000      2,859.40     20010501        360         414,000.00
6065865187       7.750      20010401     20310301     360       935,000      6,698.46     20010401        359         934,340.08
6068862413       7.750      20010401     20310301     360       332,000      2,378.49     20010501        359         331,765.68
6069933445       7.250      20010401     20310301     360       400,000      2,728.71     20010401        359         399,687.96
6075031119       7.250      20010401     20310301     360       370,000      2,524.06     20010501        359         369,711.36
6076709150       7.375      20010401     20310301     360       397,500      2,745.44     20010501        359         397,197.53
6083703386       7.375      20010401     20310301     360       396,200      2,736.46     20010501        359         395,898.52
6086414833       7.625      20010401     20310301     360       452,000      3,199.23     20010501        359         451,672.85
6087516818       7.375      20010401     20310301     360       560,000      3,867.79     20010401        359         559,573.88
6088203002       7.625      20010401     20310301     360       540,000      3,822.09     20010501        359         537,008.60
6093501549       7.375      20010501     20310401     360       321,000      2,217.07     20010501        360         321,000.00
6094138077       7.625      20010401     20310301     360       402,000      2,845.34     20010501        359         401,554.38
6095384951       7.750      20010401     20310301     360       295,000      2,113.42     20010401        359         294,791.79
6096030306       7.125      20010501     20310401     360       400,000      2,694.88     20010501        360         400,000.00
6096314213       7.250      20010401     20310301     360       292,500      1,995.37     20010401        359         292,271.82
6098587675       7.750      20010501     20310401     360       650,000      4,656.68     20010501        360         650,000.00
6099176155       7.500      20010401     20310301     360       332,800      2,326.99     20010401        359         332,553.01
6101353834       7.625      20010401     20310301     360       328,000      2,321.57     20010401        359         327,762.60
6104128878       7.625      20010501     20310401     360       524,000      3,708.84     20010501        360         524,000.00
6110057848       7.250      20010401     20310301     360       390,000      2,660.49     20010401        359         389,695.76
6110554992       7.250      20010401     20310301     360       756,000      5,157.26     20010401        359         755,410.24
6112426009       7.250      20010401     20310301     360       331,045      2,258.32     20010401        359         330,786.74
6113177361       7.375      20010401     20310301     360       454,473      3,138.94     20010501        359         454,127.18
6113537838       7.250      20010501     20310401     360       312,000      2,128.40     20010501        360         312,000.00
6120398075       7.625      20010501     20310401     360       573,000      4,055.66     20010501        360         573,000.00
6123096460       7.625      20010501     20310401     360       400,000      2,831.18     20010501        360         400,000.00
6124876597       7.500      20010501     20310401     360       408,000      2,852.80     20010501        360         408,000.00
6125769676       7.250      20010401     20310301     360       431,200      2,941.55     20010501        359         430,363.62
6126588836       7.500      20010401     20310301     360       400,000      2,796.86     20010501        359         399,703.14
6126928834       7.625      20010501     20310401     360       325,000      2,300.33     20010501        360         325,000.00
6127280334       7.250      20010401     20310301     360       320,000      2,182.97     20010501        359         319,750.36
6132830909       7.500      20010401     20310301     360       455,649      3,185.97     20010401        359         455,310.84
6133096773       7.375      20010501     20310401     360       431,250      2,978.54     20010501        360         431,250.00
6134635025       7.250      20010501     20310401     360       420,000      2,865.15     20010601        360         420,000.00
6134653002       7.250      20010401     20310301     360       400,000      2,728.71     20010501        359         399,687.96
6135007349       7.375      20010401     20310301     360       628,000      4,337.45     20010501        359         627,522.13
6135924097       7.625      20010401     20310301     360       598,000      4,232.61     20010501        359         597,567.18
6139426776       7.500      20010401     20310301     360       544,000      3,803.73     20010501        359         543,596.27
6140202927       7.375      20010401     20310301     360       296,000      2,044.40     20010501        359         295,774.77
6140257228       7.500      20010501     20310401     360       337,500      2,359.85     20010501        360         337,500.00
6140573657       7.625      20010501     20310401     360       481,500      3,408.03     20010501        360         481,500.00
6146463630       7.250      20010501     20310401     360       400,000      2,728.71     20010501        360         400,000.00
6147297433       7.500      20010401     20310301     360       450,000      3,146.47     20010401        359         449,666.03
6148349456       7.125      20010501     20310401     360       330,000      2,223.28     20010501        360         330,000.00
6151169106       7.875      20010401     20310301     360       374,000      2,711.76     20010401        359         373,742.62
6156260835       7.250      20010401     20310301     360       480,000      3,274.45     20010401        359         479,625.55
6156826395       7.500      20010401     20310301     360       362,000      2,531.16     20010501        359         361,731.34
6157372209       7.375      20010501     20310401     360       321,700      2,221.91     20010501        360         321,700.00
6157574747       7.750      20010501     20310401     360       331,900      2,377.78     20010501        360         331,900.00
6159518692       7.250      20010501     20310401     360       388,000      2,646.85     20010501        360         388,000.00
6160977655       8.000      20010501     20310401     360       650,000      4,769.47     20010501        360         650,000.00
6161506735       7.375      20010401     20310301     360       486,000      3,356.69     20010401        359         485,630.19
6162768672       7.500      20010501     20310401     360       576,000      4,027.48     20010501        360         576,000.00
6163790782       7.375      20010401     20310301     360       332,000      2,293.05     20010501        359         331,747.37
6165474336       7.750      20010401     20310301     360       330,000      2,364.17     20010501        359         329,767.08
6166690328       7.250      20010501     20310401     360       325,000      2,217.08     20010501        360         325,000.00
6169157804       7.625      20010501     20310401     360       400,000      2,831.18     20010501        360         400,000.00
6169918106       7.500      20010401     20310301     360       372,000      2,601.08     20010401        359         371,723.92
6170616657       7.375      20010401     20310301     360       400,000      2,762.71     20010501        359         399,695.62
6171255752       7.750      20010401     20310301     360       364,000      2,607.75     20010501        359         363,743.08
6171285387       7.750      20010401     20310301     360       306,000      2,192.23     20010501        359         305,784.02
6172582808       7.375      20010501     20310401     360       367,900      2,541.00     20010501        360         367,900.00
6172841634       7.375      20010501     20310401     360       400,000      2,762.71     20010501        360         400,000.00
6173219632       7.500      20010401     20310301     360       553,200      3,868.06     20010501        359         552,789.44
6176445739       7.250      20010501     20310401     360       310,000      2,114.75     20010501        360         310,000.00
6177418123       7.375      20010401     20310301     360       440,000      3,038.98     20010401        359         439,665.19
6179287435       7.750      20010401     20310301     360       800,000      5,731.30     20010401        359         799,435.37
6179788903       7.250      20010401     20310301     360       500,000      3,410.89     20010501        359         499,609.94
6190901972       7.375      20010501     20310401     360       300,000      2,072.03     20010501        360         300,000.00
6195275760       7.750      20010401     20310301     360       529,000      3,789.83     20010501        359         528,626.63
6197415257       7.500      20010501     20310401     360       360,000      2,517.18     20010501        360         360,000.00
6198241405       7.750      20010401     20310301     360       360,000      2,579.09     20010501        359         359,745.91
6198309012       7.625      20010401     20310301     360       628,000      4,444.95     20010501        359         627,545.47
6199158517       7.000      20010401     20310301     360       534,011      3,552.79     20010401        359         533,573.48
6200600507       7.125      20010501     20310401     360       999,950      6,736.85     20010501        360         999,950.00
6201122139       7.500      20010401     20310301     360       518,500      3,625.43     20010501        359         518,115.20
6201713036       7.250      20010401     20310301     360       724,000      4,938.96     20010501        359         723,435.21
6205881250       7.500      20010501     20310401     360       338,000      2,363.35     20010501        360         338,000.00
6206116052       7.500      20010501     20310401     360       313,000      2,188.55     20010501        360         313,000.00
6206532233       7.500      20010401     20310301     360       554,800      3,879.25     20010501        359         554,388.25
6206728955       8.500      20010401     20310301     360       420,000      3,229.44     20010501        359         419,745.56
6212298431       7.500      20010501     20310401     360       500,000      3,496.08     20010501        360         500,000.00
6212844028       7.875      20010401     20310301     360       332,000      2,407.24     20010501        359         331,771.51
6216014545       7.500      20010501     20310401     360       297,000      2,076.67     20010501        360         297,000.00
6218784715       7.750      20010401     20310301     360       399,000      2,858.49     20010401        359         398,718.39
6223734044       7.375      20010401     20310301     360       636,800      4,398.22     20010501        359         636,095.54
6225678934       7.250      20010401     20310301     360       335,200      2,286.66     20010401        359         334,938.51
6227337067       7.500      20010501     20310401     360       310,384      2,170.26     20010501        360         310,384.00
6227596464       7.625      20010501     20310401     360       538,000      3,807.94     20010501        360         538,000.00
6227922926       7.750      20010401     20310301     360       285,000      2,041.78     20010401        359         284,798.85
6234042080       7.750      20010401     20310301     360       332,000      2,378.49     20010501        359         331,765.68
6235606776       7.750      20010401     20310301     360       340,000      2,435.81     20010501        359         339,760.02
6241437232       7.625      20010401     20310301     360       424,000      3,001.05     20010501        359         423,693.12
6243353858       7.250      20010501     20310401     360       581,000      3,963.45     20010501        360         581,000.00
6245724882       7.625      20010501     20310401     360       332,000      2,349.88     20010501        360         332,000.00
6246577917       7.250      20010401     20310301     360       392,000      2,674.14     20010401        359         391,694.19
6247325217       7.125      20010401     20310301     360       550,000      3,705.46     20010501        359         549,560.17
6248450964       7.000      20010501     20310401     360       349,900      2,327.90     20010501        360         349,900.00
6251391469       7.375      20010501     20310401     360       403,000      2,783.43     20010501        360         403,000.00
6256004091       7.000      20010501     20310401     360       410,000      2,727.75     20010501        360         410,000.00
6257204211       7.500      20010501     20310401     360       371,250      2,595.84     20010501        360         371,250.00
6257669694       7.250      20010501     20310401     360       472,000      3,219.88     20010501        360         472,000.00
6257827458       7.500      20010401     20310301     360       675,000      4,719.70     20010401        359         674,499.05
6260397911       7.250      20010501     20310401     360       375,000      2,558.17     20010501        360         375,000.00
6262267815       7.250      20010501     20310401     360       313,000      2,135.22     20010501        360         313,000.00
6264014579       7.500      20010401     20310301     360       400,000      2,796.86     20010401        359         399,703.14
6265706124       7.250      20010401     20310301     360       384,000      2,619.56     20010401        359         383,700.44
6267049366       7.750      20010401     20310301     360       338,000      2,421.48     20010401        359         337,761.44
6267322573       7.875      20010501     20310401     360       348,300      2,525.42     20010501        360         348,300.00
6273059573       7.250      20010401     20310301     360       303,000      2,067.00     20010501        359         302,728.36
6273265584       7.750      20010501     20310401     360       332,550      2,382.43     20010501        360         332,550.00
6275739362       7.500      20010401     20310301     360       325,000      2,272.45     20010501        359         324,758.80
6278536856       7.500      20010401     20310301     360       588,000      4,111.39     20010401        359         587,563.61
6278974883       7.250      20010401     20310301     360       319,114      2,176.93     20010401        359         318,865.05
6280832517       7.750      20010501     20310401     360       391,200      2,802.61     20010501        360         391,200.00
6288447532       7.250      20010501     20310401     360       376,633      2,569.31     20010501        360         376,633.00
6289372119       7.625      20010401     20310301     360       357,750      2,532.14     20010401        359         357,491.06
6293247208       7.500      20010401     20310301     360       343,000      2,398.31     20010501        359         342,745.44
6295317199       7.250      20010501     20310401     360       375,000      2,558.17     20010501        360         375,000.00
6295327438       7.500      20010401     20310301     360       382,000      2,671.00     20010401        359         381,716.50
6297490267       7.375      20010401     20310301     360       304,000      2,099.66     20010501        359         303,768.67
6299087459       7.125      20010501     20310401     360       560,000      3,772.83     20010501        360         560,000.00
6299417573       7.125      20010401     20310301     360       350,000      2,358.02     20010501        359         349,470.11
6299442415       7.500      20010401     20310301     360       350,000      2,447.26     20010501        359         349,740.24
6300107742       6.875      20010401     20310301     360       340,000      2,233.56     20010401        359         339,714.36
6300942122       7.500      20010501     20310401     360       784,000      5,481.85     20010501        360         784,000.00
6302099129       7.000      20010501     20310401     360       650,000      4,324.47     20010501        360         650,000.00
6302840613       7.500      20010401     20310301     360       324,000      2,265.46     20010501        359         323,759.54
6304456913       7.875      20010401     20310301     360       972,000      7,047.68     20010401        359         971,331.07
6306520518       7.250      20010401     20310301     360       600,000      4,093.06     20010501        359         599,531.94
6306714129       7.625      20010401     20310301     360       326,244      2,309.14     20010401        359         326,008.46
6307356532       7.625      20010401     20310301     360       448,250      3,172.69     20010501        359         447,925.57
6307679263       7.875      20010401     20310301     360       314,500      2,280.35     20010501        359         314,283.56
6313226786       7.375      20010401     20310301     360       375,000      2,590.04     20010501        359         374,714.65
6315030780       7.625      20010401     20310301     360       420,000      2,972.74     20010501        359         419,696.01
6317118591       7.375      20010401     20310301     360       413,000      2,852.49     20010501        359         412,685.74
6319747942       7.375      20010501     20310401     360       349,422      2,413.38     20010501        360         349,422.00
6320949826       7.250      20010501     20310401     360       512,000      3,492.75     20010501        360         512,000.00
6321175553       7.500      20010401     20310301     360       500,000      3,496.08     20010501        359         499,628.92
6321345339       7.125      20010401     20310301     360       620,000      4,177.06     20010501        359         619,504.19
6323277381       7.500      20010501     20310401     360       359,250      2,511.93     20010501        360         359,250.00
6323427846       7.375      20010501     20310401     360       900,000      6,216.08     20010501        360         900,000.00
6324151684       8.000      20010401     20310301     360       376,500      2,762.63     20010501        359         376,210.00
6324662219       7.625      20010501     20310401     360       410,000      2,901.96     20010501        360         410,000.00
6325175070       7.500      20010501     20310401     360       360,000      2,517.18     20010501        360         360,000.00
6325565205       7.375      20010501     20310401     360       457,000      3,156.39     20010501        360         457,000.00
6325681929       7.375      20010501     20310401     360       324,678      2,242.48     20010501        360         324,678.00
6325712435       7.250      20010401     20310301     360       380,450      2,595.35     20010401        359         380,153.20
6326435994       7.125      20010401     20310301     360       336,000      2,263.70     20010501        359         335,731.30
6326556674       7.500      20010401     20310301     360       334,000      2,335.38     20010401        359         333,752.12
6328165359       7.250      20010501     20310401     360       416,000      2,837.86     20010501        360         416,000.00
6328643744       7.375      20010401     20310301     360       350,000      2,417.37     20010501        359         349,733.67
6328659807       7.375      20010501     20310401     360       408,400      2,820.72     20010501        360         408,400.00
6331071420       7.375      20010501     20310401     360       345,000      2,382.83     20010501        360         345,000.00
6331514742       7.750      20010401     20310301     360       468,750      3,358.19     20010401        359         468,419.15
6333051495       7.375      20010401     20310301     360       380,000      2,624.57     20010501        359         379,710.85
6334200125       7.375      20010501     20310401     360       385,000      2,659.10     20010501        360         385,000.00
6337388968       7.375      20010501     20310401     360       300,818      2,077.68     20010501        360         300,818.00
6342805642       7.625      20010501     20310401     360       650,000      4,600.66     20010501        360         650,000.00
6343985500       7.500      20010401     20310301     360       325,000      2,272.45     20010401        359         324,758.80
6347864602       7.250      20010401     20310301     360       600,000      4,093.06     20010501        359         599,531.94
6348021061       7.500      20010501     20310401     360       384,000      2,684.99     20010501        360         384,000.00
6348290005       7.375      20010501     20310401     360       339,750      2,346.57     20010501        360         339,750.00
6349011277       7.500      20010401     20310301     360       317,000      2,216.52     20010401        359         316,764.73
6349180544       7.750      20010401     20310301     360       620,000      4,441.76     20010501        359         619,562.41
6349862133       7.750      20010501     20310401     360       283,875      2,033.72     20010501        360         283,875.00
6350194525       7.750      20010401     20310301     360       510,000      3,653.71     20010401        359         509,640.04
6351443566       7.750      20010401     20310301     360       288,000      2,063.27     20010501        359         287,796.73
6352459157       7.750      20010501     20310401     360       350,400      2,510.31     20010501        360         350,400.00
6354140870       7.250      20010501     20310401     360       320,000      2,182.97     20010501        360         320,000.00
6355306777       7.125      20010401     20310301     360       405,000      2,728.57     20010401        359         404,676.12
6357136826       7.375      20010501     20310401     360       390,000      2,693.64     20010501        360         390,000.00
6358543590       7.750      20010501     20310401     360       400,000      2,865.65     20010501        360         400,000.00
6359465207       7.500      20010501     20310401     360       335,000      2,342.37     20010501        360         335,000.00
6365238473       7.750      20010401     20310301     360       467,920      3,352.24     20010501        359         467,589.74
6365545646       7.500      20010501     20310401     360       318,500      2,227.00     20010501        360         318,500.00
6365571964       7.875      20010401     20310301     360       362,700      2,629.83     20010501        359         360,794.08
6365923421       7.250      20010401     20310301     360       383,000      2,612.74     20010501        359         382,701.22
6367774897       7.250      20010401     20310301     360       362,400      2,472.21     20010501        359         362,117.29
6368181167       7.250      20010401     20310301     360       385,000      2,626.38     20010401        359         384,699.66
6372418217       7.500      20010401     20310301     360       440,600      3,080.74     20010401        359         440,273.01
6374279948       7.500      20010401     20310301     360       372,000      2,601.08     20010501        359         371,723.92
6375186928       7.500      20010401     20310301     360       336,000      2,349.37     20010401        359         335,750.63
6376384167       7.750      20010501     20310401     360       351,700      2,519.63     20010501        360         351,700.00
6377119729       7.250      20010401     20310301     360       484,000      3,301.74     20010401        359         483,622.43
6377609331       7.250      20010401     20310301     360       452,000      3,083.44     20010401        359         451,647.39
6382425277       7.750      20010501     20310401     360       400,000      2,865.65     20010501        360         400,000.00
6386504754       8.000      20010401     20310301     360       375,460      2,755.00     20010401        359         375,208.07
6386717877       7.375      20010501     20310401     360       350,000      2,417.37     20010501        360         350,000.00
6390003793       7.625      20010401     20310301     360       783,200      5,543.45     20010501        359         782,633.13
6390569892       7.500      20010501     20310401     360       731,250      5,113.01     20010501        360         731,250.00
6390793831       7.375      20010501     20310401     360     1,000,000      6,906.76     20010501        360       1,000,000.00
6391136261       7.750      20010401     20310301     360       316,000      2,263.87     20010501        359         315,761.53
6391144760       7.625      20010401     20310301     360       350,000      2,477.28     20010401        359         349,746.68
6393349466       7.125      20010401     20310301     360       312,000      2,102.01     20010501        359         311,750.49
6394511304       7.250      20010501     20310401     360       505,000      3,445.00     20010501        360         505,000.00
6396778356       7.500      20010401     20310301     360       300,000      2,097.65     20010401        359         299,777.35
6396856178       7.500      20010501     20310401     360       359,200      2,511.58     20010501        360         359,200.00
6398477338       7.500      20010401     20310301     360       543,200      3,798.14     20010501        359         542,796.86
6399483004       7.500      20010501     20310401     360       840,000      5,873.41     20010501        360         840,000.00
6400488117       7.250      20010401     20310301     360       455,500      3,107.32     20010401        359         451,951.35
6400752785       7.375      20010501     20310401     360       422,000      2,914.65     20010501        360         422,000.00
6401346728       7.625      20010401     20310301     360       400,000      2,831.18     20010401        359         399,710.49
6401927659       7.750      20010401     20310301     360       391,200      2,802.61     20010401        359         390,923.89
6402264805       7.625      20010501     20310401     360       384,000      2,717.93     20010501        360         384,000.00
6406212677       7.250      20010501     20310401     360       480,000      3,274.45     20010501        360         480,000.00
6408110853       7.375      20010401     20310301     360       500,000      3,453.38     20010501        359         499,619.54
6408118476       7.625      20010501     20310401     360       375,000      2,654.23     20010501        360         375,000.00
6408843693       7.500      20010501     20310401     360       463,500      3,240.86     20010501        360         463,500.00
6409106553       7.500      20010401     20310301     360       637,000      4,454.00     20010501        359         636,181.25
6410794876       7.500      20010401     20310301     360       340,000      2,377.33     20010401        359         339,747.67
6411705798       7.500      20010501     20310401     360     1,000,000      6,992.15     20010501        360       1,000,000.00
6414841285       7.375      20010501     20310401     360       354,820      2,450.66     20010501        360         354,820.00
6417859946       7.250      20010501     20310401     360       310,125      2,115.60     20010501        360         310,125.00
6417943575       7.375      20010401     20310301     360       388,000      2,679.82     20010501        359         387,704.76
6418824618       7.625      20010401     20310301     360       324,800      2,298.92     20010501        359         324,564.91
6418921653       7.250      20010501     20310401     360       341,950      2,332.71     20010501        360         341,950.00
6418948250       7.500      20010501     20310401     360     1,000,000      6,992.15     20010501        360       1,000,000.00
6419984049       7.750      20010401     20310301     360       348,000      2,493.12     20010401        359         347,754.38
6420021450       7.625      20010501     20310401     360       405,000      2,866.57     20010501        360         405,000.00
6422456332       7.750      20010501     20310401     360       449,600      3,220.99     20010501        360         449,600.00
6423275830       8.000      20010401     20310301     360       352,000      2,582.86     20010501        359         351,763.81
6425766521       7.125      20010501     20310401     360       340,000      2,290.65     20010501        360         340,000.00
6433260665       7.500      20010401     20310301     360       300,000      2,097.65     20010501        359         299,777.35
6434089188       7.875      20010401     20310301     360       346,000      2,508.75     20010501        359         345,761.88
6434124118       7.250      20010401     20310301     360       306,000      2,087.46     20010501        359         305,761.29
6434732977       7.500      20010401     20310301     360       440,000      3,076.55     20010401        359         439,673.45
6435590788       7.625      20010401     20310301     360       303,200      2,146.04     20010401        359         302,980.54
6435883068       7.250      20010501     20310401     360       505,000      3,445.00     20010501        360         505,000.00
6436929472       7.750      20010501     20310401     360       344,000      2,464.46     20010501        360         344,000.00
6438006022       7.875      20010401     20310301     360       648,000      4,698.45     20010501        359         647,554.05
6438489517       7.625      20010501     20310401     360       483,825      3,424.49     20010501        360         483,825.40
6443910796       7.125      20010401     20310301     360       346,400      2,333.77     20010401        359         346,122.98
6444217225       7.500      20010401     20310301     360       365,000      2,552.14     20010401        359         364,729.11
6447879146       8.250      20010401     20310301     360       549,000      4,124.46     20010501        359         548,649.92
6450197311       7.750      20010401     20310301     360       435,945      3,123.17     20010401        359         435,637.31
6452230664       7.375      20010401     20310301     360       350,000      2,417.37     20010501        359         349,733.67
6452669523       7.250      20010501     20310401     360       381,200      2,600.46     20010501        360         381,200.00
6458000426       7.125      20010501     20310401     360       400,000      2,694.88     20010501        360         400,000.00
6458117105       7.375      20010401     20310301     360       311,920      2,154.36     20010501        359         311,682.65
6460639666       7.500      20010401     20310301     360       425,000      2,971.67     20010501        359         424,684.58
6460882308       8.250      20010501     20310401     360       311,250      2,338.32     20010501        360         311,250.00
6461040021       7.750      20010501     20310401     360       304,500      2,181.48     20010501        360         304,500.00
6462924694       7.500      20010501     20310401     360       393,700      2,752.81     20010501        360         393,700.00
6464691911       7.500      20010401     20310301     360       302,250      2,113.38     20010401        359         302,025.68
6466047054       7.625      20010401     20310301     360       699,000      4,947.48     20010401        359         698,494.08
6467226517       7.250      20010501     20310401     360       384,000      2,619.56     20010501        360         384,000.00
6467369226       7.625      20010401     20310301     360       498,500      3,528.36     20010501        359         498,139.19
6468022667       7.500      20010401     20310301     360       499,000      3,489.09     20010501        359         498,629.66
6469869058       6.875      20010501     20310401     360       328,700      2,159.33     20010501        360         328,700.00
6473391396       7.250      20010501     20310401     360       292,000      1,991.96     20010501        360         292,000.00
6473690219       7.875      20010501     20310401     360       581,250      4,214.47     20010501        360         581,250.00
6476621658       7.250      20010501     20310401     360       520,000      3,547.32     20010501        360         520,000.00
6478042580       7.750      20010501     20310401     360       287,000      2,056.11     20010501        360         287,000.00
6478516351       7.375      20010501     20310401     360       330,000      2,279.23     20010501        360         330,000.00
6482372635       6.875      20010501     20310401     360       318,144      2,089.98     20010501        360         318,144.00
6482495584       7.375      20010401     20310301     360       364,225      2,515.62     20010401        359         363,947.85
6483388671       7.625      20010401     20310301     360       340,273      2,408.44     20010401        359         340,026.71
6483555378       7.625      20010401     20310301     360       354,000      2,505.59     20010501        359         353,743.79
6483601438       7.375      20010501     20310401     360       400,000      2,762.71     20010501        360         400,000.00
6484312662       7.375      20010401     20310301     360       364,580      2,518.07     20010401        359         364,302.58
6484962177       7.625      20010501     20310401     360       292,000      2,066.76     20010501        360         292,000.00
6486829341       7.375      20010401     20310301     360       400,000      2,762.71     20010501        359         399,695.62
6488948115       7.750      20010501     20310401     360       360,000      2,579.09     20010501        360         360,000.00
6489817871       7.500      20010401     20310301     360       605,000      4,230.25     20010501        359         604,551.00
6492964215       7.375      20010501     20310401     360       375,200      2,591.42     20010501        360         375,200.00
6493533753       7.250      20010401     20310301     360       353,000      2,408.09     20010501        359         352,724.62
6498115168       7.375      20010501     20310401     360       375,000      2,590.04     20010501        360         375,000.00
6498381547       7.000      20010401     20310301     360       437,000      2,907.38     20010401        359         436,641.79
6500294274       7.625      20010401     20310301     360       548,800      3,884.38     20010401        359         548,402.79
6500548067       7.500      20010401     20310301     360       548,000      3,831.70     20010401        359         547,593.30
6501476326       8.125      20010401     20310301     360       360,000      2,673.00     20010401        359         359,764.50
6502322784       7.750      20010401     20310301     360       300,000      2,149.24     20010501        359         299,788.26
6505749686       7.875      20010501     20310401     360       434,000      3,146.81     20010501        360         434,000.00
6510074088       7.500      20010501     20310401     360       300,000      2,097.65     20010501        360         300,000.00
6510887935       7.625      20010501     20310401     360       345,000      2,441.89     20010501        360         345,000.00
6511133537       7.250      20010501     20310401     360       835,000      5,696.18     20010501        360         835,000.00
6511553528       7.375      20010501     20310401     360       336,000      2,320.67     20010501        360         336,000.00
6515878335       7.375      20010501     20310401     360       316,000      2,182.54     20010501        360         316,000.00
6515981808       7.375      20010501     20310401     360       427,500      2,952.64     20010501        360         427,500.00
6517438195       7.500      20010401     20310301     360       640,000      4,474.98     20010401        359         639,525.02
6520415107       7.125      20010501     20310401     360       303,840      2,047.03     20010501        360         303,840.00
6521798030       7.375      20010401     20310301     360       300,000      2,072.03     20010501        359         299,771.72
6523559299       7.750      20010401     20310301     360       410,000      2,937.30     20010401        359         409,710.62
6526773145       7.375      20010401     20310301     360       360,000      2,486.44     20010401        359         359,726.06
6527306663       7.375      20010401     20310301     360       300,000      2,072.03     20010501        359         299,771.72
6531185962       7.375      20010501     20310401     360       360,850      2,492.31     20010501        360         360,850.00
6533271687       7.375      20010401     20310301     360       576,000      3,978.29     20010401        359         575,561.71
6534323206       8.125      20010401     20310301     360       324,000      2,405.70     20010401        359         323,788.05
6534660854       7.250      20010501     20310401     360       511,000      3,485.93     20010501        360         511,000.00
6534754327       7.125      20010501     20310401     360       965,000      6,501.39     20010501        360         965,000.00
6534890345       7.000      20010501     20310401     360       440,000      2,927.34     20010501        360         440,000.00
6535981440       7.625      20010401     20310301     360       422,258      2,988.72     20010401        359         421,952.38
6535987405       7.250      20010401     20310301     360       448,000      3,056.15     20010401        359         447,650.52
6536217901       7.750      20010501     20310401     360       770,000      5,516.38     20010501        360         770,000.00
6536423012       7.000      20010501     20310401     360       550,000      3,659.17     20010501        360         550,000.00
6536504100       7.750      20010501     20310401     360       400,000      2,865.65     20010501        360         400,000.00
6536552125       7.375      20010501     20310401     360       467,858      3,231.38     20010501        360         467,858.00
6537789510       7.875      20010401     20310301     360       348,500      2,526.87     20010501        359         348,260.16
6541234156       7.250      20010501     20310401     360       416,500      2,841.27     20010501        360         416,500.00
6542143083       7.375      20010501     20310401     360       285,000      1,968.43     20010501        360         285,000.00
6542397440       7.375      20010501     20310401     360       559,200      3,862.26     20010501        360         559,200.00
6542608176       7.500      20010401     20310301     360       352,000      2,461.24     20010501        359         351,738.76
6543681206       7.500      20010401     20310301     360       435,550      3,045.43     20010501        359         435,226.76
6545918416       7.500      20010501     20310401     360       375,000      2,622.06     20010501        360         375,000.00
6546039360       7.625      20010401     20310301     360       678,000      4,798.85     20010501        359         677,509.28
6553089407       7.625      20010501     20310401     360       805,000      5,697.74     20010501        360         805,000.00
6553438026       7.500      20010501     20310401     360       416,000      2,908.74     20010501        360         416,000.00
6554178514       7.500      20010501     20310401     360       311,200      2,175.96     20010501        360         311,200.00
6555416103       7.625      20010501     20310401     360       604,000      4,275.08     20010501        360         604,000.00
6561127777       7.500      20010501     20310401     360       420,000      2,936.71     20010501        360         420,000.00
6561984458       7.500      20010501     20310401     360       496,800      3,473.70     20010501        360         496,800.00
6562427564       7.625      20010401     20310301     360       352,900      2,497.81     20010501        359         352,644.58
6564114426       7.375      20010501     20310401     360       333,600      2,304.10     20010501        360         333,600.00
6569890350       7.625      20010401     20310301     360       282,625      2,000.41     20010501        359         282,420.44
6569932376       7.625      20010401     20310301     360       442,000      3,128.45     20010401        359         441,680.09
6571555470       7.375      20010501     20310401     360       422,000      2,914.65     20010501        360         422,000.00
6573486740       8.250      20010501     20310401     360       404,000      3,035.12     20010501        360         404,000.00
6576565300       7.750      20010501     20310401     360       444,800      3,186.61     20010501        360         444,800.00
6579889343       7.375      20010401     20310301     360       299,700      2,069.96     20010501        359         299,171.95
6580366034       7.500      20010401     20310301     360       840,000      5,873.41     20010401        359         839,376.59
6581020952       7.375      20010401     20310301     360       348,000      2,403.55     20010501        359         347,735.20
6582414717       7.500      20010501     20310401     360       550,000      3,845.68     20010501        360         550,000.00
6582634371       7.750      20010401     20310301     360       500,000      3,582.07     20010401        359         499,647.10
6584968892       8.125      20010501     20310401     360       500,000      3,712.49     20010501        360         500,000.00
6585363549       7.500      20010501     20310401     360       475,000      3,321.27     20010501        360         475,000.00
6586195692       7.000      20010501     20310401     360       300,000      1,995.91     20010501        360         300,000.00
6588777083       7.750      20010401     20310301     360       396,000      2,837.00     20010501        359         395,720.50
6589419842       7.750      20010401     20310301     360       583,000      4,176.69     20010401        359         582,588.52
6589494555       7.375      20010501     20310401     360       395,000      2,728.17     20010501        360         395,000.00
6591574485       6.625      20010401     20310301     360       508,000      3,252.78     20010501        359         507,351.80
6592300781       7.000      20010401     20310301     360       352,000      2,341.87     20010401        359         351,711.46
6595747665       7.375      20010401     20310301     360       463,209      3,199.28     20010501        359         462,857.25
6597446605       7.250      20010501     20310401     360       350,000      2,387.62     20010501        360         350,000.00
6598043880       7.500      20010501     20310401     360       543,000      3,796.74     20010501        360         543,000.00
6600004623       7.250      20010501     20310401     360       476,000      3,247.16     20010501        360         476,000.00
6600645979       7.875      20010501     20310401     360       337,500      2,447.11     20010501        360         337,500.00
6602515998       7.250      20010501     20310401     360       308,000      2,101.11     20010501        360         308,000.00
6606192448       7.500      20010501     20310401     360       360,000      2,517.18     20010501        360         360,000.00
6608663891       7.125      20010501     20310401     360       328,000      2,209.80     20010501        360         328,000.00
6610943521       7.375      20010401     20310301     360       373,600      2,580.37     20010401        359         373,315.71
6611038834       7.625      20010401     20310301     360       530,000      3,751.31     20010501        359         529,616.40
6611439891       7.500      20010401     20310301     360       383,000      2,678.00     20010501        359         382,715.75
6612853876       7.500      20010401     20310301     360       325,000      2,272.45     20010401        359         323,409.00
6613780441       7.125      20010401     20310301     360       580,000      3,907.57     20010601        359         579,536.18
6617145971       7.500      20010501     20310401     360       313,600      2,192.74     20010501        360         313,600.00
6619450577       7.500      20010501     20310401     360       344,250      2,407.05     20010501        360         344,250.00
6620962305       7.750      20010501     20310401     360       384,000      2,751.03     20010501        360         384,000.00
6621306445       7.125      20010501     20310401     360       380,000      2,560.14     20010501        360         380,000.00
6622374269       7.750      20010501     20310401     360       555,000      3,976.09     20010501        360         555,000.00
6622540414       7.375      20010401     20310301     360       400,000      2,762.71     20010501        359         399,695.62
6623048060       7.500      20010401     20310301     360       302,000      2,111.63     20010501        359         301,775.87
6624243231       7.625      20010501     20310401     360       550,000      3,892.87     20010501        360         550,000.00
6624698384       6.875      20010501     20310401     360       314,852      2,068.36     20010501        360         314,852.00
6624796634       8.125      20010401     20310301     360       300,000      2,227.50     20010501        359         299,803.75
6627421552       7.500      20010501     20310401     360       420,000      2,936.71     20010501        360         420,000.00
6627543439       7.625      20010501     20310401     360       447,200      3,165.26     20010501        360         447,200.00
6628503267       7.875      20010401     20310301     360       342,000      2,479.74     20010501        359         341,764.64
6628649995       7.625      20010501     20310401     360       418,000      2,958.58     20010501        360         418,000.00
6628944768       7.250      20010401     20310301     360       394,000      2,687.78     20010401        359         393,692.64
6629509487       7.375      20010501     20310401     360       456,000      3,149.48     20010501        360         456,000.00
6629711554       7.625      20010501     20310401     360       305,000      2,158.78     20010501        360         304,975.44
6633405177       7.250      20010401     20310301     360       334,400      2,281.20     20010501        359         334,139.13
6634939752       7.750      20010401     20310301     360       400,000      2,865.65     20010501        359         399,717.68
6640783129       7.375      20010401     20310301     360       649,910      4,488.77     20010501        359         649,415.47
6641319014       7.375      20010501     20310401     360       400,000      2,762.71     20010501        360         400,000.00
6642359936       7.125      20010501     20310401     360       287,000      1,933.58     20010501        360         287,000.00
6642756438       7.750      20010401     20310301     360       332,000      2,378.49     20010501        359         331,765.68
6645045078       7.625      20010401     20310301     360       996,913      7,056.09     20010501        359         995,747.46
6647150322       7.625      20010501     20310401     360       362,000      2,562.22     20010501        360         362,000.00
6647340451       7.375      20010401     20310301     360       332,000      2,293.05     20010401        359         331,747.37
6650365486       7.750      20010401     20310301     360       576,000      4,126.54     20010401        359         575,593.46
6651976034       8.000      20010501     20310401     360       329,600      2,418.49     20010501        360         329,600.00
6653705498       7.375      20010401     20310301     360       360,000      2,486.44     20010501        359         359,726.06
6653914397       7.375      20010401     20310301     360       332,800      2,298.57     20010401        359         332,546.76
6655729918       7.375      20010501     20310401     360       752,000      5,193.88     20010501        360         752,000.00
6656329023       7.875      20010401     20310301     360       341,000      2,472.49     20010401        359         340,765.32
6657490873       7.375      20010501     20310401     360       400,000      2,762.71     20010501        360         400,000.00
6657963804       7.500      20010401     20310301     360       403,990      2,824.76     20010401        359         403,690.18
6658152852       7.375      20010401     20310301     360       297,600      2,055.45     20010501        359         297,373.55
6659073289       7.250      20010501     20310401     360       315,300      2,150.91     20010501        360         315,300.00
6660541902       7.500      20010501     20310401     360       371,824      2,599.85     20010501        360         371,824.00
6665714371       7.375      20010401     20310301     360       316,833      2,188.29     20010401        359         316,591.91
6666946071       7.750      20010501     20310401     360       367,500      2,632.82     20010501        360         367,500.00
6667681677       7.500      20010401     20310301     360       368,000      2,573.11     20010501        359         367,726.89
6672855548       7.500      20010401     20310301     360       393,750      2,753.16     20010401        359         393,457.78
6675974973       7.750      20010401     20310301     360       340,000      2,435.81     20010401        359         339,760.02
6677275544       7.375      20010401     20310301     360       344,000      2,375.93     20010501        359         343,738.24
6679274321       7.375      20010501     20310401     360       440,000      3,038.98     20010501        360         440,000.00
6679906518       7.750      20010401     20310301     360       750,000      5,373.10     20010401        359         749,470.65
6686377851       7.500      20010401     20310301     360       359,200      2,511.58     20010501        359         358,933.42
6688760765       7.250      20010501     20310401     360       397,480      2,711.52     20010501        360         397,480.00
6689566898       7.250      20010401     20310301     360       350,000      2,387.62     20010501        359         349,726.96
6691649377       7.500      20010501     20310401     360       400,000      2,796.86     20010501        360         400,000.00
6693630482       7.125      20010501     20310401     360       540,000      3,638.08     20010501        360         540,000.00
6694525269       7.250      20010501     20310401     360       352,800      2,406.72     20010501        360         352,800.00
6696266599       7.250      20010401     20310301     360       369,600      2,521.33     20010501        359         369,311.67
6696455119       8.250      20010501     20310401     360       500,000      3,756.34     20010501        360         500,000.00
6697046206       7.375      20010501     20310401     360       416,000      2,873.21     20010501        360         416,000.00
6697539150       7.625      20010501     20310401     360       648,000      4,586.51     20010501        360         648,000.00
6698602767       7.375      20010501     20310401     360       450,000      3,108.04     20010501        360         450,000.00
6701509025       7.250      20010401     20310301     360       410,000      2,796.93     20010501        359         409,680.15
6701525245       8.625      20010401     20310301     360       350,000      2,722.27     20010501        359         347,168.36
6705267216       7.500      20010401     20310301     360       322,600      2,255.67     20010501        359         322,360.58
6705297288       7.625      20010401     20310301     360       330,000      2,335.72     20010501        359         329,761.16
6705354196       7.500      20010501     20310401     360       308,800      2,159.18     20010501        360         308,800.00
6706571830       7.500      20010401     20310301     360       289,750      2,025.98     20010501        359         289,534.96
6706925259       7.250      20010501     20310401     360       956,000      6,521.61     20010501        360         956,000.00
6710960797       7.500      20010401     20310301     360       326,250      2,281.19     20010401        359         326,007.87
6711517802       7.875      20010401     20310301     360       408,000      2,958.29     20010401        359         407,719.21
6711705316       7.625      20010501     20310401     360       335,000      2,371.11     20010501        360         335,000.00
6714900377       7.125      20010401     20310301     360       330,000      2,223.28     20010501        359         329,736.10
6715104458       7.625      20010401     20310301     360       286,000      2,024.29     20010501        359         284,872.59
6716069445       7.125      20010401     20310301     360       540,000      3,638.08     20010501        359         539,568.17
6720186888       7.625      20010501     20310401     360       336,000      2,378.19     20010501        360         336,000.00
6720911277       7.375      20010501     20310401     360       649,900      4,488.70     20010501        360         649,900.00
6722930747       7.250      20010501     20310401     360       325,000      2,217.08     20010501        360         325,000.00
6723189269       7.500      20010401     20310301     360       625,000      4,370.10     20010401        359         624,536.15
6724542797       7.125      20010501     20310401     360       344,000      2,317.60     20010501        360         344,000.00
6725104712       7.500      20010401     20310301     360       432,000      3,020.61     20010501        359         431,679.39
6725370396       7.250      20010501     20310401     360       428,000      2,919.72     20010501        360         428,000.00
6725462235       7.750      20010501     20310401     360       335,000      2,399.99     20010501        360         335,000.00
6726672121       7.250      20010501     20310401     360       640,000      4,365.93     20010501        360         640,000.00
6728086411       7.625      20010401     20310301     360       295,000      2,088.00     20010501        359         294,786.48
6729370939       7.375      20010501     20310401     360       600,000      4,144.06     20010501        360         600,000.00
6731247554       7.625      20010401     20310301     360       464,300      3,286.29     20010401        359         463,963.95
6731985971       7.875      20010401     20310301     360       347,500      2,519.62     20010401        359         347,260.85
6732898488       7.375      20010401     20310301     360       300,000      2,072.03     20010501        359         299,771.72
6743793447       7.250      20010501     20310401     360       400,000      2,728.71     20010501        360         400,000.00
6748824411       7.375      20010401     20310301     360       357,500      2,469.17     20010501        359         357,227.97
6750260330       7.625      20010401     20310301     360       428,800      3,035.02     20010401        359         428,489.65
6753923595       7.500      20010501     20310401     360       375,000      2,622.06     20010501        360         375,000.00
6754102991       7.250      20010401     20310301     360       343,200      2,341.23     20010401        359         342,932.27
6754107099       7.875      20010501     20310401     360       287,375      2,083.67     20010501        360         287,375.00
6755709851       7.500      20010401     20310301     360       410,000      2,866.78     20010501        359         409,695.72
6757728131       7.500      20010501     20310401     360       312,000      2,181.55     20010501        360         312,000.00
6758110842       7.875      20010401     20310301     360       350,000      2,537.75     20010501        359         349,759.13
6758728288       7.500      20010501     20310401     360       450,000      3,146.47     20010501        360         450,000.00
6758820523       7.625      20010501     20310401     360       600,000      4,246.77     20010501        360         600,000.00
6760529724       7.250      20010401     20310301     360       470,000      3,206.23     20010501        359         469,633.35
6764583925       7.375      20010501     20310401     360       402,000      2,776.52     20010501        360         402,000.00
6764678915       7.250      20010401     20310301     360       588,000      4,011.20     20010501        359         587,541.30
6765085615       7.375      20010401     20310301     360       351,440      2,427.31     20010501        359         351,172.58
6775232041       7.500      20010501     20310401     360       400,000      2,796.86     20010501        360         400,000.00
6775300285       7.125      20010501     20310401     360       350,000      2,358.02     20010501        360         350,000.00
6776960392       7.750      20010401     20310301     360       382,000      2,736.70     20010501        359         381,730.38
6777030179       7.250      20010401     20310301     360       314,500      2,145.45     20010501        359         314,254.65
6777650588       7.125      20010401     20310301     360       650,000      4,379.18     20010501        359         649,480.20
6778479789       7.750      20010401     20310301     360       580,000      4,155.20     20010501        359         579,590.63
6778881240       7.750      20010401     20310301     360       441,560      3,163.39     20010401        359         441,248.35
6779336715       7.750      20010401     20310301     360       318,750      2,283.57     20010501        359         318,525.02
6780051402       7.375      20010401     20310301     360       450,000      3,108.04     20010401        359         449,657.59
6780114820       7.875      20010401     20310301     360       392,000      2,842.28     20010501        359         391,730.22
6780711708       7.625      20010501     20310401     360       351,200      2,485.78     20010501        360         351,200.00
6781045999       7.500      20010501     20310401     360       383,200      2,679.39     20010501        360         383,200.00
6785404234       7.000      20010501     20310401     360       700,000      4,657.12     20010501        360         700,000.00
6785810380       7.625      20010401     20310301     360       468,750      3,317.79     20010401        359         468,410.73
6791766493       7.500      20010501     20310401     360       305,600      2,136.80     20010501        360         305,600.00
6796552088       7.375      20010401     20310301     360       405,000      2,797.24     20010401        359         404,691.82
6796793021       7.625      20010501     20310401     360       380,000      2,689.62     20010501        360         380,000.00
6797096259       7.250      20010501     20310401     360       518,000      3,533.68     20010501        360         518,000.00
6798393648       7.250      20010401     20310301     360       496,000      3,383.60     20010501        359         495,613.07
6805452064       7.625      20010501     20310401     360       487,500      3,450.50     20010501        360         487,500.00
6806617087       7.125      20010501     20310401     360       345,500      2,327.70     20010501        360         345,500.00
6806949035       7.375      20010401     20310301     360       837,000      5,780.96     20010401        359         836,363.10
6807661928       7.500      20010501     20310401     360       294,000      2,055.70     20010501        360         294,000.00
6807690703       8.250      20010501     20310401     360       307,900      2,313.15     20010501        360         307,900.00
6809865899       7.375      20010401     20310301     360       425,000      2,935.37     20010501        359         424,676.61
6811404414       7.250      20010401     20310301     360       419,479      2,861.59     20010501        359         418,077.68
6811668240       7.500      20010501     20310401     360       320,000      2,237.49     20010501        360         320,000.00
6814605579       7.500      20010401     20310301     360       296,400      2,072.48     20010501        359         296,180.02
6819674307       7.125      20010501     20310401     360       464,000      3,126.06     20010501        360         464,000.00
6824626524       7.750      20010401     20310301     360       400,000      2,865.65     20010401        359         399,717.68
6825817452       7.500      20010401     20310301     360       336,000      2,349.37     20010501        359         335,750.63
6826217827       7.375      20010501     20310401     360       327,000      2,258.51     20010501        360         327,000.00
6826733542       7.625      20010401     20310301     360       750,000      5,308.46     20010501        359         749,457.17
6827330421       6.875      20010401     20310301     360       320,000      2,102.18     20010501        359         319,722.94
6827968410       7.250      20010501     20310401     360       368,000      2,510.41     20010501        360         368,000.00
6828559473       7.375      20010501     20310401     360       380,000      2,624.57     20010501        360         380,000.00
6828582269       7.375      20010401     20310301     360       337,425      2,330.52     20010401        359         337,168.24
6832716366       7.625      20010501     20310401     360       369,900      2,618.13     20010501        360         369,900.00
6836291317       7.625      20010501     20310401     360       498,000      3,524.82     20010501        360         498,000.00
6836457751       7.625      20010401     20310301     360       550,000      3,892.87     20010401        359         549,601.92
6836917762       7.750      20010501     20310401     360       335,000      2,399.99     20010501        360         335,000.00
6837980116       7.750      20010501     20310401     360       492,000      3,524.75     20010501        360         492,000.00
6838417977       7.625      20010401     20310301     360       390,000      2,760.40     20010501        359         389,717.73
6843139905       7.250      20010501     20310401     360       291,200      1,986.50     20010501        360         291,200.00
6843339497       7.500      20010501     20310401     360       300,000      2,097.65     20010501        360         300,000.00
6851315652       7.500      20010401     20310301     360       400,000      2,796.86     20010501        359         399,703.14
6851584422       7.625      20010501     20310401     360       296,000      2,095.07     20010501        360         296,000.00
6854314850       7.625      20010501     20310401     360     1,000,000      7,077.94     20010501        360       1,000,000.00
6855071400       7.750      20010401     20260301     300       345,000      2,605.89     20010401        299         344,622.24
6855773427       7.500      20010501     20310401     360       340,000      2,377.33     20010501        360         340,000.00
6856816548       7.500      20010401     20310301     360       340,000      2,377.33     20010501        359         339,747.67
6857217514       7.750      20010401     20310301     360       420,000      3,008.94     20010501        359         419,703.56
6859782754       7.500      20010501     20310401     360       428,000      2,992.64     20010501        360         428,000.00
6861070867       7.500      20010501     20310401     360       532,772      3,725.22     20010501        360         532,772.00
6861074737       7.125      20010501     20310401     360       517,000      3,483.13     20010501        360         517,000.00
6862187546       7.875      20010401     20310301     360       560,000      4,060.39     20010501        359         559,614.61
6862624340       7.750      20010401     20310301     360       360,000      2,579.09     20010501        359         359,745.91
6863482847       7.125      20010501     20310401     360       574,500      3,870.52     20010501        360         574,500.00
6864854895       7.625      20010501     20310401     360       376,000      2,661.31     20010501        360         376,000.00
6866399667       7.625      20010501     20310401     360       750,000      5,308.46     20010501        360         750,000.00
6868672418       7.500      20010501     20310401     360       500,000      3,496.08     20010501        360         500,000.00
6870713614       7.375      20010401     20310301     360       340,000      2,348.30     20010501        359         339,741.28
6871037666       7.375      20010501     20310401     360       423,200      2,922.94     20010501        360         423,200.00
6871968902       7.625      20010401     20310301     360       385,000      2,725.01     20010501        359         384,721.34
6872531402       7.125      20010401     20310301     360       345,000      2,324.33     20010501        359         344,724.11
6872539199       7.500      20010401     20310301     360       352,000      2,461.24     20010401        359         351,738.76
6876541654       7.625      20010501     20310401     360       328,000      2,321.57     20010501        360         328,000.00
6877321700       7.250      20010401     20310301     360       400,000      2,728.71     20010401        359         399,687.96
6877462306       7.500      20010401     20310301     360       366,650      2,563.68     20010501        359         366,377.88
6882802934       8.000      20010401     20310301     360       650,000      4,769.47     20010401        359         649,563.86
6884305670       7.125      20010501     20310401     360       438,000      2,950.89     20010501        360         437,355.05
6885353406       7.125      20010501     20310401     360       368,000      2,479.29     20010501        360         368,000.00
6885531597       7.500      20010401     20310301     360       393,000      2,747.92     20010501        359         392,708.33
6885758679       7.375      20010501     20310401     360       500,000      3,453.38     20010501        360         500,000.00
6886982880       7.250      20010501     20310401     360       368,000      2,510.41     20010501        360         368,000.00
6887070883       7.500      20010501     20310401     360       291,000      2,034.72     20010601        360         291,000.00
6888055644       7.375      20010401     20310301     360       380,000      2,624.57     20010501        359         379,710.85
6888077143       7.500      20010401     20310301     360       316,150      2,210.57     20010501        359         315,915.37
6890270215       7.000      20010401     20310301     360       515,350      3,428.64     20010501        359         514,927.57
6890274381       7.375      20010401     20310301     360       333,950      2,306.51     20010501        359         333,695.89
6890376202       7.250      20010501     20310401     360       896,000      6,112.30     20010501        360         896,000.00
6890905950       7.375      20010501     20310401     360       325,000      2,244.70     20010501        360         323,974.82
6892004703       7.500      20010401     20310301     360       650,000      4,544.90     20010401        359         649,517.60
6892979979       8.250      20010401     20310301     360       327,000      2,456.65     20010501        359         326,791.48
6894712113       7.375      20010401     20310301     360       325,000      2,244.70     20010501        359         324,752.70
6896594469       7.750      20010401     20310301     360       525,000      3,761.17     20010501        359         524,629.45
6896847974       7.125      20010501     20310401     360       360,000      2,425.39     20010501        360         360,000.00
6897716053       7.000      20010501     20310401     360       310,000      2,062.44     20010501        360         310,000.00
6898727992       7.625      20010501     20310401     360       400,000      2,831.18     20010501        360         400,000.00
6901375680       7.125      20010501     20310401     360       472,000      3,179.96     20010501        360         472,000.00
6903810775       7.625      20010401     20310301     360       330,000      2,335.72     20010501        359         329,761.16
6910269411       7.875      20010401     20310301     360       337,500      2,447.11     20010401        359         337,267.73
6910902342       7.500      20010401     20310301     360       330,000      2,307.41     20010501        359         329,755.09
6911167846       7.750      20010401     20310301     360       430,000      3,080.58     20010501        359         429,696.50
6912688725       7.875      20010401     20310301     360       520,000      3,770.37     20010401        359         519,642.13
6913257348       7.250      20010401     20310301     360       318,396      2,172.03     20010501        359         318,147.61
6913967847       7.375      20010501     20310401     360       348,000      2,403.55     20010501        360         348,000.00
6914257115       7.375      20010401     20310301     360       650,000      4,489.39     20010501        359         649,505.40
6914979643       7.625      20010401     20310301     360       464,588      3,288.33     20010501        359         464,251.74
6919111499       7.250      20010501     20310401     360       580,000      3,956.63     20010501        360         580,000.00
6919903648       7.750      20010401     20310301     360       647,000      4,635.19     20010501        359         646,543.35
6920416341       7.125      20010401     20310301     360       415,000      2,795.94     20010401        359         414,668.12
6921421431       7.250      20010501     20310401     360       362,400      2,472.21     20010501        360         362,400.00
6922267791       6.875      20010501     20310401     360       418,583      2,749.80     20010501        360         418,583.00
6922829368       7.750      20010401     20310301     360       400,000      2,865.65     20010401        359         399,717.68
6925226877       7.500      20010501     20310401     360       376,000      2,629.05     20010501        360         376,000.00
6926231322       7.375      20010401     20310301     360       333,000      2,299.95     20010501        359         332,746.61
6927852365       7.500      20010401     20310301     360       560,000      3,915.61     20010501        359         559,584.39
6927880135       7.750      20010401     20310301     360       364,600      2,612.04     20010501        359         364,342.67
6928171450       7.000      20010501     20310401     360       512,000      3,406.35     20010501        360         512,000.00
6928337028       7.500      20010401     20310301     360     1,000,000      6,992.15     20010501        359         999,257.85
6929297726       7.500      20010401     20310301     360       285,000      1,992.77     20010401        359         284,788.48
6929409990       7.750      20010501     20310401     360       348,800      2,498.85     20010501        360         348,800.00
6929794920       7.500      20010401     20310301     360       350,000      2,447.26     20010401        359         349,740.24
6930336042       7.500      20010401     20310301     360       400,000      2,796.86     20010401        359         399,703.14
6933326693       7.250      20010501     20310401     360       650,000      4,434.15     20010501        360         650,000.00
6933473123       7.375      20010501     20310401     360       350,000      2,417.37     20010501        360         350,000.00
6936078887       7.250      20010401     20310301     360       330,000      2,251.19     20010501        359         329,742.56
6936188421       7.250      20010401     20310301     360       337,000      2,298.94     20010501        359         336,737.10
6936783890       7.500      20010401     20310301     360       500,000      3,496.08     20010501        359         499,628.92
6938949614       7.375      20010501     20310401     360       592,800      4,094.33     20010501        360         592,800.00
6940791939       7.250      20010501     20310401     360       296,000      2,019.25     20010501        360         296,000.00
6942205656       7.375      20010401     20310301     360       310,000      2,141.10     20010501        359         309,764.11
6943950409       7.500      20010401     20310301     360       432,000      3,020.61     20010501        359         431,679.39
6945031745       7.750      20010401     20310301     360       294,500      2,109.84     20010401        359         294,292.14
6945167853       7.500      20010501     20310401     360       319,000      2,230.50     20010501        360         319,000.00
6945239686       7.125      20010401     20310301     360       395,000      2,661.19     20010401        359         394,684.12
6946246078       7.875      20010401     20310301     360       476,720      3,456.56     20010401        359         476,391.92
6949301482       7.375      20010401     20310301     360       395,100      2,728.86     20010401        359         394,799.36
6953663165       7.625      20010401     20310301     360       348,650      2,467.73     20010501        359         348,397.65
6954662901       7.500      20010401     20310301     360       385,000      2,691.98     20010501        359         384,714.27
6954848179       7.500      20010401     20310301     360       450,000      3,146.47     20010401        359         449,666.03
6956039801       7.000      20010501     20310401     360       400,000      2,661.22     20010501        360         400,000.00
6957464842       7.250      20010501     20310401     360       325,000      2,217.08     20010501        360         325,000.00
6958986009       7.500      20010401     20310301     360       538,500      3,765.28     20010501        359         538,100.35
6960924121       7.500      20010501     20310401     360       785,000      5,488.84     20010501        360         785,000.00
6962823941       8.250      20010401     20310301     360       650,000      4,883.24     20010401        359         649,585.51
6963546566       7.375      20010501     20310401     360       384,000      2,652.20     20010501        360         384,000.00
6964596438       7.625      20010501     20310401     360       990,000      7,007.16     20010501        360         990,000.00
6966331222       7.500      20010401     20310301     360       300,000      2,097.65     20010401        359         299,777.35
6968375623       7.500      20010401     20310301     360       459,302      3,211.51     20010401        359         458,961.13
6971589574       7.500      20010501     20310401     360       352,000      2,461.24     20010501        360         352,000.00
6973061911       7.125      20010501     20310401     360       360,000      2,425.39     20010501        360         360,000.00
6974827286       7.500      20010501     20310401     360       332,000      2,321.40     20010501        360         332,000.00
6976244928       7.000      20010501     20310401     360       347,500      2,311.93     20010501        360         347,500.00
6976822244       7.250      20010401     20310301     360       329,600      2,248.46     20010401        359         329,342.87
6978021100       7.250      20010401     20310301     360       460,000      3,138.02     20010501        359         459,641.15
6981622837       7.750      20010501     20310401     360       510,000      3,653.71     20010501        360         510,000.00
6982073097       7.250      20010501     20310401     360       426,400      2,908.80     20010501        360         426,400.00
6986812706       7.375      20010501     20310401     360       633,400      4,374.74     20010501        360         633,400.00
6986866702       7.250      20010401     20310301     360       301,428      2,056.28     20010501        359         301,192.85
6990673755       7.500      20010501     20310401     360       312,000      2,181.55     20010501        360         312,000.00
6992739885       7.375      20010501     20310401     360       365,000      2,520.97     20010501        360         365,000.00
6994864137       7.000      20010501     20310401     360       435,000      2,894.07     20010501        360         435,000.00
6995040240       7.750      20010401     20310301     360       308,000      2,206.56     20010501        359         307,782.61
6996327752       7.500      20010401     20310301     360       420,000      2,936.71     20010401        359         419,688.29
6999173989       7.500      20010401     20310301     360       325,600      2,276.65     20010501        359         325,358.35
0029266723       7.625      20010301     20310201     360       394,500      2,792.25     20010501        358         393,927.11
0029414968       7.875      20010401     20310301     360       396,000      2,871.28     20010401        359         395,727.47
0029440468       7.500      20010401     20310301     360       295,850      2,068.63     20010401        359         295,630.43
0029440732       7.250      20010401     20310301     360       388,000      2,646.84     20010401        359         387,697.33
0029551645       7.875      20010401     20310301     360       591,000      4,285.16     20010501        359         590,593.27
0029551702       7.125      20010401     20310301     360       385,000      2,593.82     20010501        359         384,692.12
0029552031       6.875      20010401     20310301     360       349,000      2,292.68     20010501        359         348,706.79
0029552189       7.125      20010401     20310301     360       600,000      4,042.31     20010501        359         599,520.18
0029552312       7.500      20010401     20310301     360       371,000      2,594.09     20010501        359         370,724.66
0029552411       6.875      20010401     20310301     360       410,000      2,693.41     20010501        359         409,655.55
0029555554       7.125      20010401     20310301     360       400,000      2,694.87     20010501        359         399,680.12
0029555596       7.500      20010301     20310201     360       431,200      3,015.02     20010501        358         430,557.96
0029555729       7.375      20010401     20310301     360       328,800      2,270.94     20010501        359         328,549.80
0029569423       7.500      20010401     20310301     360       382,000      2,671.00     20010401        359         381,716.50

-----------------------------------------------------------------------------------------
   Loan              PMI                                Appraisal              Sales
  Number             Code            FICO                 Value                Price
-----------------------------------------------------------------------------------------
0023603848                           720                1,250,000                     -
0023782550                           765                  935,000                     -
0028527745                           761                  428,000             4,194,270
0028571024                           791                  397,000               390,200
0028686111                           743                  603,403               603,403
0028917284                           787                  401,500               401,458
0028943223            13             000                  430,000               411,700
0028967768                           679                  607,000               606,306
0029049996                           693                  653,000               653,801
0029113529                           706                  350,000               349,950
0029115870                           753                  451,000               449,900
0029123791                           783                  560,000                     -
0029132081                           656                  457,000               439,116
0029143658            24             773                  445,000               441,000
0029146149                           708                1,300,000             1,297,500
0029155215                           732                  735,000                     -
0029160314            06             702                  310,000               308,000
0029160496                           653                  365,000                     -
0029163326                           687                  595,000               595,990
0029178571                           786                  442,000               430,000
0029179215                           765                  520,000                     -
0029184629                           791                  615,000                     -
0029201019                           664                1,000,000                     -
0029206919                           780                  434,700               433,550
0029212255                           769                  443,000               441,000
0029217247                           731                  725,500                     -
0029220894            06             755                  402,000                     -
0029235124                           763                  374,000                     -
0029235256                           705                  403,000               401,060
0029244035                           770                  450,000                     -
0029246840                           702                  507,000                     -
0029248580                           702                  735,000                     -
0029254893                           705                  377,000               374,900
0029267697                           720                1,100,000                     -
0029277951            33             754                  401,000                     -
0029280278                           753                  700,000                     -
0029282761                           770                  755,000               753,929
0029282944                           674                  585,000               425,000
0029284759            06             753                  320,000               320,000
0029291481                           729                  935,000               930,897
0029292018                           731                  550,000               550,000
0029293883                           761                  412,000                     -
0029295524                           714                1,650,000             1,650,000
0029296183                           691                  725,000               725,000
0029303773                           738                  606,000               593,000
0029303864                           000                  920,000               910,000
0029304599                           761                  427,000                     -
0029306016                           666                  650,000               649,000
0029306743                           760                1,450,000                     -
0029306834            01             640                  307,000               306,843
0029307949                           798                  522,000                     -
0029308483                           773                  670,000                     -
0029310976                           766                  425,000               395,000
0029311719            11             729                  300,000               300,750
0029312113                           758                  650,000                     -
0029312725                           681                  570,000               550,000
0029312857                           775                1,700,000                     -
0029312931            33             769                  317,000               316,737
0029312972            33             714                  362,000               344,508
0029315090                           754                  642,000                     -
0029315264                           763                  390,000               390,000
0029315785                           706                  436,000               436,561
0029315827                           635                  400,000               399,900
0029317518                           715                  525,000                     -
0029317955                           662                  859,000                     -
0029318193                           711                1,215,000                     -
0029320124                           768                  800,000                     -
0029320306            11             667                  430,000                     -
0029320413                           780                  660,000                     -
0029320892                           783                  391,000               391,000
0029321221                           785                  700,000                     -
0029321247                           671                  510,000               510,000
0029321270                           722                  526,000               524,368
0029321387                           775                  490,000               475,755
0029322054                           788                  450,000                     -
0029328184                           711                  390,000                     -
0029329190                           771                  950,000                     -
0029329372                           755                  935,000                     -
0029330362                           758                  500,000                     -
0029331436                           698                1,300,000                     -
0029332459                           779                1,100,000                     -
0029332475                           673                  525,000                     -
0029332509                           716                  625,000               603,488
0029332517            33             741                  407,000               400,385
0029332525                           737                  500,000                     -
0029332541                           689                  435,000                     -
0029332715                           755                  910,000               952,511
0029335189                           731                1,020,000             1,000,000
0029336864                           746                  528,000               527,885
0029337136                           702                  444,000                     -
0029338480                           760                  412,000               411,941
0029340429                           702                  628,000               615,000
0029340452            33             702                  337,000               327,804
0029343365                           723                  363,000               363,000
0029343845                           699                  525,000                     -
0029343878                           766                  405,000                     -
0029343902                           776                  835,000                     -
0029343936                           756                  461,000               460,990
0029344017                           772                  369,000               369,000
0029344140                           689                  448,000               447,500
0029344181                           736                  556,000               555,596
0029344579            12             713                  455,000               451,118
0029344637                           654                  815,000               779,388
0029344694                           740                  358,000               353,987
0029344942                           735                  470,000               461,740
0029346251                           723                  527,250               523,280
0029346327                           763                  725,000                     -
0029346426                           733                  423,000               423,000
0029346442            06             706                  368,000               367,196
0029347093                           753                  390,000               389,900
0029348794                           762                  495,000                     -
0029350386                           712                1,030,000                     -
0029350634                           780                  775,000               684,500
0029351129                           746                  705,000               700,000
0029351715                           735                  840,000               804,250
0029353166                           714                  453,000                     -
0029354255                           681                  439,000               438,359
0029354271                           772                  605,995               609,707
0029354487                           771                  440,000               410,000
0029354495                           754                  475,000                     -
0029359254                           730                  725,000                     -
0029359403            11             729                  600,000               592,500
0029359619                           721                  620,000                     -
0029359668                           712                  397,500               397,500
0029360765                           734                1,075,000                     -
0029361292            01             735                  386,500               386,297
0029361557                           765                  488,000               487,883
0029361615            12             668                  445,000                     -
0029361771                           768                  660,000               660,000
0029362456                           782                  400,000               394,940
0029362704                           642                  545,000                     -
0029364429            11             742                  324,000               324,000
0029366127                           777                  650,000                     -
0029366366                           749                  635,000               635,000
0029366382                           721                  725,000               700,000
0029366549            01             769                  409,000               409,000
0029367224                           771                  845,000                     -
0029369071                           732                  689,000               658,956
0029369550                           716                  595,000               595,000
0029369618                           723                3,400,000                     -
0029369659                           697                  648,000               648,000
0029370194                           782                  365,000               361,000
0029370285            06             691                  310,000                     -
0029370590                           757                  580,000               580,000
0029370681                           664                  357,000                     -
0029371697                           686                  632,000               631,542
0029372059                           735                  415,000               395,000
0029372869            01             696                  358,000                     -
0029374592                           771                  580,000                     -
0029374931                           751                  530,000               530,000
0029376225                           689                  406,000               405,500
0029377017            12             768                  522,000               520,444
0029377439                           768                  645,000                     -
0029377579                           768                  450,000               450,000
0029377629                           769                  490,000               490,000
0029377702                           710                  475,000                     -
0029377793                           750                  450,000                     -
0029377868                           737                1,600,000             1,888,596
0029377975                           761                  715,000                     -
0029382645                           661                  810,000                     -
0029382694                           733                  680,000               680,000
0029383262                           759                  450,000                     -
0029383866                           689                  546,000                     -
0029383973                           785                  802,000                     -
0029384187                           704                  380,000               378,738
0029384567                           703                  645,000               610,000
0029384823                           799                1,325,000             1,125,000
0029385051                           765                  640,000                     -
0029385226                           731                  450,000                     -
0029385424                           785                  660,000               649,000
0029386166            33             735                  335,000               335,000
0029386364                           751                  700,000                     -
0029387594            06             726                  300,000               298,647
0029387883                           821                  490,000                     -
0029388097                           676                  475,000                     -
0029388253                           767                  395,000                     -
0029388402                           710                  770,000                     -
0029388444                           766                  600,000                     -
0029388626                           688                  400,000                     -
0029388774                           671                  645,000                     -
0029389681                           740                  782,000                     -
0029389707                           688                1,250,000             1,250,000
0029389772                           635                  442,000                     -
0029391265                           738                1,500,000                     -
0029391661                           724                  535,000               535,000
0029391752                           697                  750,000                     -
0029391778                           775                  400,000               403,157
0029391851                           723                  430,000                     -
0029391893                           739                  569,000               565,000
0029391950                           781                1,100,000                     -
0029392016                           635                  519,900                     -
0029392032                           718                  435,000                     -
0029392040                           688                1,885,000                     -
0029392057                           776                  450,000               436,690
0029392065                           770                  535,000                     -
0029392081                           786                  450,000                     -
0029392099                           697                  399,000               389,000
0029392115                           772                  362,000               361,500
0029392131                           694                  710,000                     -
0029392172                           765                  589,000                     -
0029392214                           692                1,150,000                     -
0029392230                           787                1,000,000                     -
0029392289                           779                  520,000               500,000
0029392321                           738                  422,000               413,120
0029392487                           770                  350,000               350,000
0029392537            06             668                  363,250               363,250
0029392578                           768                  535,000                     -
0029392651                           652                  475,000                     -
0029392685                           752                  550,000                     -
0029392719                           738                  470,000                     -
0029392776                           697                  500,000                     -
0029392800                           763                  770,000               787,197
0029392834                           688                  702,300                     -
0029392891                           745                  645,000                     -
0029393006                           796                  390,000               386,958
0029393030                           664                  495,000                     -
0029393048                           738                  500,000               500,000
0029393105                           719                  403,000               398,750
0029393147                           666                  440,000                     -
0029393188                           752                  410,000                     -
0029393238                           691                  546,000                     -
0029393279                           721                  385,000               382,772
0029393410                           764                  750,000                     -
0029393683                           793                  522,000               522,506
0029394327                           687                  430,000               425,000
0029394798                           743                  450,000                     -
0029395068                           770                  700,000                     -
0029395084                           736                  645,000               637,500
0029395159                           778                  591,000               598,500
0029395175                           693                  536,000               536,000
0029395191                           720                1,031,000                     -
0029395225                           782                  810,000               800,000
0029395266                           731                  620,000               620,000
0029395282                           684                  446,000               446,000
0029395332                           760                  425,000               420,000
0029395381                           682                  580,000                     -
0029395415                           677                  435,000                     -
0029395431                           786                  620,000               615,000
0029395498                           702                  425,000                     -
0029395514                           688                  400,000               400,000
0029395530                           646                  649,000               649,000
0029395563                           732                  675,000                     -
0029395589                           638                  423,000                     -
0029395621            01             703                  394,000               389,000
0029397916                           776                  505,000                     -
0029399508                           651                  435,000                     -
0029401924                           797                  439,000               439,000
0029401973                           772                  635,000                     -
0029402666                           640                  535,000                     -
0029403680                           764                  408,000               379,000
0029403722                           641                  432,500                     -
0029403789            13             733                  359,000               356,900
0029404753                           715                  662,000               661,375
0029406758                           788                  950,000                     -
0029406774                           800                  540,000               525,000
0029407020                           759                  452,000               450,000
0029407715                           681                  708,000               679,990
0029408341                           769                  528,000               527,227
0029409240                           636                  845,000                     -
0029409521                           759                  449,000               449,000
0029410347                           648                  450,000                     -
0029410370                           780                  430,000                     -
0029410396                           672                  760,000               755,000
0029410933                           771                  605,000               605,457
0029411188            06             756                  400,000               383,626
0029411519                           788                  755,000               748,500
0029412301            13             736                  307,500               300,000
0029412491                           726                  418,000               418,000
0029412509                           745                  545,000               525,000
0029413580                           675                  889,000               889,000
0029413655                           724                  576,000               575,274
0029413739                           694                  383,000               382,314
0029413911            11             705                  367,500               394,760
0029413986                           000                  578,000               577,650
0029414026                           702                  510,000                     -
0029415080                           692                  675,000               675,000
0029415759                           738                  480,000                     -
0029415981                           773                1,450,000                     -
0029416021                           714                1,150,000                     -
0029416070                           775                  750,000               738,290
0029416203                           768                  620,000               597,816
0029418951                           767                  595,000               582,500
0029420247                           767                  395,000                     -
0029420288                           744                  490,000                     -
0029420841                           741                  370,000                     -
0029421609                           730                  362,500               362,474
0029422243                           793                  630,000               627,500
0029422573                           713                  820,000                     -
0029423399                           782                  665,000               664,450
0029423597                           696                1,270,000                     -
0029423738                           716                  372,000               369,940
0029424421                           689                  800,000                     -
0029424835                           779                  645,000               644,994
0029424934                           747                  578,000               575,880
0029425048                           788                  595,000               592,281
0029425097                           780                  400,000                     -
0029425113                           756                  368,430               368,430
0029425196                           743                  445,000               445,000
0029426087                           615                  410,000               392,000
0029427127                           694                  775,000               774,652
0029427374            11             691                  360,000                     -
0029427408                           769                  415,000               415,000
0029430303                           768                  400,000               399,762
0029430717                           803                  617,000               548,724
0029431061            12             780                  445,000               441,608
0029431475                           751                  537,000                     -
0029431962                           687                  540,000                     -
0029432309            33             771                  474,000               465,450
0029433299                           716                  375,000                     -
0029433315                           679                  479,500               462,500
0029433612                           752                  440,000                     -
0029434032                           689                  950,000                     -
0029434115            12             669                  430,000               430,000
0029434149            12             655                  420,000               394,000
0029434933                           716                  410,000                     -
0029435484                           688                  570,000                     -
0029435880            06             692                  382,000               382,000
0029435930                           702                  925,000                     -
0029436698                           782                  512,000               512,000
0029437969                           755                  650,000                     -
0029438009                           759                  612,000                     -
0029438058                           737                  460,500               460,420
0029438231                           738                1,100,000             1,100,000
0029440518                           751                  420,800                     -
0029440773                           779                  617,000               616,340
0029440815                           780                  423,000               420,000
0029440864            13             672                  330,000               327,000
0029440898            13             659                  395,000               394,437
0029441086            13             749                  465,000               461,110
0029441169                           745                  500,000                     -
0029441359                           735                  370,000               369,478
0029441466            13             725                  472,000               454,990
0029442332                           713                  453,000               452,500
0029442639                           695                  765,000                     -
0029442720                           761                  378,000               374,295
0029442795                           658                  597,000               596,112
0029442878                           788                  415,000               412,500
0029442951                           761                  595,000               590,505
0029443652                           611                  855,000               825,632
0029444890            06             762                  415,000               414,544
0029445632                           712                  515,000                     -
0029446408            24             689                  385,000               385,220
0029446473                           774                  510,000               499,800
0029447059                           751                  710,000               709,716
0029447133                           733                  527,000                     -
0029447232                           773                  510,000                     -
0029447281                           741                  383,000                     -
0029447315            06             694                  430,000               430,000
0029447380                           775                  443,000               443,000
0029447547                           779                  690,000               690,000
0029447570                           642                  561,000                     -
0029447653                           726                  385,000                     -
0029447810                           687                  380,000               379,771
0029447836                           701                1,400,000                     -
0029447927                           774                  427,000                     -
0029448008                           666                  650,000                     -
0029448065                           771                1,025,000             1,021,000
0029448131                           761                  463,000                     -
0029448206                           736                  498,000                     -
0029448289                           750                  463,400                     -
0029448362                           683                  435,000               423,000
0029448370                           767                  490,000                     -
0029448388                           766                  481,000               479,500
0029448396                           659                  580,000               580,000
0029448420                           709                  375,000               374,400
0029448487                           760                  535,000                     -
0029448552            06             727                  425,000               420,000
0029448594                           756                  540,000               530,108
0029448610            12             741                  320,000               318,000
0029448636                           656                  527,500                     -
0029448677                           797                  570,000                     -
0029448701            06             698                  340,000               340,000
0029448743                           804                  580,000                     -
0029448867                           742                  875,000                     -
0029449055                           669                  466,000               459,000
0029449485                           791                  720,000                     -
0029449956                           676                  755,000               755,000
0029452109                           718                  460,000               456,850
0029452588                           759                  645,000                     -
0029453149                           743                1,300,000             1,233,200
0029456563                           769                  515,000               514,900
0029457363                           691                  670,000               669,000
0029457462                           714                  500,000               454,808
0029457603                           731                  585,000               570,337
0029457637            33             632                  327,000               318,295
0029457678                           738                  635,000               635,000
0029457769            13             715                  395,000               392,903
0029458056                           716                  800,000                     -
0029458114                           678                  550,000                     -
0029458155                           756                  620,000                     -
0029458189            01             670                  317,000               317,000
0029458221                           748                  660,000                     -
0029458312                           647                  725,000                     -
0029458353                           691                  406,000               406,000
0029458379            06             747                  485,000                     -
0029459542                           649                  415,000                     -
0029459575                           655                  475,000               475,000
0029459617                           781                  625,000                     -
0029459641                           775                  434,000                     -
0029459716            11             720                  448,000                     -
0029459757                           724                  420,000               430,000
0029459765            01             714                  455,000               453,000
0029459773                           782                  662,000               565,000
0029459781            11             705                  480,000               405,000
0029459815                           731                  450,000               427,715
0029459849                           698                  490,000               476,525
0029459922                           751                  460,000                     -
0029459955                           747                  468,000               484,500
0029459963                           731                1,316,000                     -
0029459989                           682                1,200,000                     -
0029460052                           689                  565,000                     -
0029460276                           698                  389,000                     -
0029463809            11             683                  387,000               372,000
0029463825                           780                  451,000                     -
0029463866                           762                  460,000                     -
0029463908                           714                  440,000               438,000
0029464013                           759                  510,000               500,000
0029464062                           684                  680,000                     -
0029464377                           728                  650,000               650,000
0029464419                           724                  380,000                     -
0029468386                           687                  440,000               440,000
0029468444                           762                  690,000                     -
0029468477                           744                  545,000                     -
0029468501                           707                  550,000                     -
0029470846                           688                  400,000               374,000
0029470895                           778                  412,000               409,500
0029470960                           763                  505,000               500,000
0029471042                           702                  419,500               412,000
0029471109                           701                  478,000               477,400
0029471174                           730                  420,000               417,305
0029473295                           761                  405,000               398,620
0029473329                           723                  379,000               378,290
0029473485            11             624                  350,000                     -
0029473758                           702                  466,500               466,346
0029475126                           728                  401,000               401,000
0029475175                           760                  785,000               785,000
0029476801                           739                  500,000               499,000
0029480738                           769                  698,000                     -
0029484656            06             697                  335,000                     -
0029502325            12             754                  326,000               324,900
0029508751                           711                  900,000                     -
0029508777                           694                  375,000               375,000
0029508793                           719                  725,000                     -
0029508819                           764                  480,000                     -
0029508827                           790                  405,000               405,000
0029508850                           654                  570,000                     -
0029508918                           768                  593,000               592,309
0029508983                           656                  770,000                     -
0029509163                           766                  727,000                     -
0029509213                           688                  510,000                     -
0029509239                           714                  420,000                     -
0029509320                           737                  400,000               400,000
0029509387                           658                  480,000                     -
0029509429                           780                  720,000                     -
0029509494            06             631                  350,000                     -
0029509528                           699                  580,000                     -
0029509569                           718                  450,000                     -
0029509593                           768                  720,000               720,000
0029509619                           693                  460,000                     -
0029509635                           738                  480,000                     -
0029509650                           700                  550,000                     -
0029509676                           760                  470,000                     -
0029509718                           778                  485,000                     -
0029509742                           769                  755,000               755,000
0029509775                           699                  820,000                     -
0029509809                           764                  549,968                     -
0029509858                           743                  430,000                     -
0029516705                           695                  580,000               580,000
0029516788                           666                  480,000               480,000
0029516812                           761                  740,000                     -
0029516945                           773                  580,000                     -
0029516994                           681                  490,000               487,614
0029517042                           752                  410,000                     -
0029517091                           657                  635,000                     -
0029517133                           684                  530,000                     -
0029517166                           672                  625,000                     -
0029517208                           712                  605,000                     -
0029517232                           734                  440,000                     -
0029517265                           757                  530,000                     -
0029517281                           748                  548,000                     -
0029517315                           751                  495,000                     -
0029517331                           734                  430,000                     -
0029517364                           723                  432,000                     -
0029517406                           760                  675,000                     -
0029517430                           708                  400,000                     -
0029517489                           779                  470,000               450,000
0029517513                           767                  465,000                     -
0029517539            06             643                  500,000               465,000
0029517547            33             751                  490,000               490,000
0029517596                           774                1,050,000                     -
0029518495                           770                  650,000                     -
0029518503                           721                  800,000                     -
0029518537                           754                  935,000                     -
0029519717                           732                  480,000               471,500
0029539210                           782                  825,000                     -
0029539251            24             715                  418,000               415,000
0029551108            01             664                  415,000                     -
0029551728                           689                  739,000               739,000
0029551819                           620                  577,500               570,000
0029551892                           767                  750,000                     -
0029552080                           692                  400,000               400,000
0029552148                           626                  470,000                     -
0029555471                           727                  570,000               569,900
0029555802                           642                  550,000                     -
0029558160                           732                  475,000               468,650
0029558350                           658                  470,000               470,000
0029558418                           721                  450,000               449,000
0029558624                           784                  390,000               389,900
0029558715            12             700                  325,000               325,000
0029558889                           716                  460,000                     -
0029559010                           782                  700,000                     -
0029559077                           739                  450,000                     -
0029559093                           714                  478,000               477,600
0029559135                           732                  500,000               500,000
0029564010                           789                  695,000               680,000
0029564085                           660                  403,500               403,510
0029569456                           718                1,300,000                     -
0029569472            13             764                  330,000               320,000
0029569514            13             690                  345,000               344,000
0029569530                           765                  435,000               430,000
0029569613                           760                  490,000               481,550
0029569654            13             736                  355,000               355,000
0029569779            13             663                  369,000               368,196
0029570835                           759                  548,000                     -
0029571387                           686                  435,000               435,000
0029571452                           678                  750,000                     -
0029571486                           781                  565,000               535,000
0029571551                           767                  380,000                     -
0029571809                           663                  558,500                     -
0029576410                           600                  600,000                     -
0029577673                           727                  480,000                     -
0099003451                           656                  505,000                     -
0099018459                           790                1,200,000                     -
6003875926                           779                  700,000                     -
6005940751                           766                1,150,000                     -
6007278622                           768                  495,000                     -
6008653112                           799                  950,000                     -
6009648400                           772                  520,000               520,000
6012282635                           678                  630,000                     -
6012727241                           673                  650,000                     -
6013314163                           731                  480,000                     -
6013622870                           784                  498,000               498,000
6014870874                           772                  520,000                     -
6016291194                           774                1,585,000                     -
6016818251                           681                1,250,000             1,050,000
6017670248                           742                  653,000                     -
6017772523                           782                1,250,000             1,000,000
6019028411                           758                  755,000               683,900
6019645354                           740                  800,000               785,000
6020079742                           791                  438,000                     -
6023038679                           802                  598,000               596,095
6026950631                           670                  475,000                     -
6029213805                           743                  410,000               414,950
6029894976                           718                  450,000                     -
6031132175                           708                  510,000                     -
6032243443                           777                  410,000               409,848
6032266337                           717                  435,000               425,000
6033495414                           710                  600,000                     -
6034127867                           678                  485,000                     -
6034970829                           757                1,500,000                     -
6037658132                           713                  392,000               384,000
6038009301                           688                  355,000               355,000
6041647378                           700                  440,000               440,000
6041944114                           785                  680,000               640,000
6043061966                           730                1,000,000                     -
6043064283                           743                  650,000               650,000
6046453004                           773                  535,000               535,000
6047651499                           754                  525,000                     -
6048210113                           760                  500,000               500,000
6048453481                           654                  435,000                     -
6048633983                           774                  840,000                     -
6048951245                           700                  750,000                     -
6050834248                           756                  965,000                     -
6053521057                           723                1,050,000                     -
6054714461                           787                  790,000                     -
6055818105                           708                  588,000                     -
6056500876                           679                  730,000                     -
6059891702                           745                  420,000                     -
6063356551            06             780                  397,000               387,000
6065611086                           761                  600,000                     -
6065865187                           700                1,300,000                     -
6068862413                           766                  415,000               415,000
6069933445                           666                  610,000               610,000
6075031119                           752                  630,000               630,000
6076709150                           677                  544,000                     -
6083703386                           672                  566,000               566,000
6086414833                           691                  565,000               565,000
6087516818                           639                  896,000                     -
6088203002                           680                  800,000                     -
6093501549                           802                  565,000                     -
6094138077                           728                  580,000                     -
6095384951                           724                  395,000                     -
6096030306                           771                  700,000               700,000
6096314213                           704                  390,000                     -
6098587675                           731                  925,000                     -
6099176155                           730                  423,000               416,000
6101353834                           745                  410,000               410,000
6104128878                           639                  760,000                     -
6110057848                           773                  565,000               565,000
6110554992                           741                1,280,000                     -
6112426009                           731                  432,000               431,045
6113177361                           632                  573,800                     -
6113537838                           706                  390,000               390,000
6120398075                           676                  743,000               742,266
6123096460            06             678                  465,000               465,000
6124876597                           721                  540,000               510,000
6125769676                           773                  539,000               539,000
6126588836                           776                  590,000                     -
6126928834                           682                  605,000                     -
6127280334                           738                  428,000                     -
6132830909                           619                  570,000               569,562
6133096773                           669                  575,000                     -
6134635025                           768                  552,000               552,000
6134653002                           754                  695,000               675,000
6135007349                           715                  785,000               785,000
6135924097                           761                  748,000               748,000
6139426776                           706                  680,000               680,000
6140202927                           700                  380,000               370,000
6140257228                           779                  555,000                     -
6140573657                           739                  950,000                     -
6146463630                           662                  651,000                     -
6147297433                           687                  600,000                     -
6148349456                           747                  455,000               450,435
6151169106                           734                  675,000                     -
6156260835                           788                  720,000               715,000
6156826395                           763                  452,500               452,500
6157372209                           687                  600,000                     -
6157574747                           762                  463,000               456,900
6159518692                           712                  600,000                     -
6160977655                           777                  850,000               850,000
6161506735                           776                  810,000               810,000
6162768672                           653                  720,000               720,000
6163790782                           759                  420,000               420,000
6165474336                           739                  565,000                     -
6166690328                           746                  985,000                     -
6169157804                           719                  641,500                     -
6169918106                           803                  475,000               465,000
6170616657                           741                  596,000                     -
6171255752                           731                  455,000               455,000
6171285387            01             779                  340,000                     -
6172582808                           698                  460,000               459,900
6172841634                           711                  900,000               875,000
6173219632                           737                  692,000               691,500
6176445739                           650                  700,000                     -
6177418123                           764                  842,000               842,000
6179287435                           752                1,750,000             1,800,000
6179788903                           744                  675,000                     -
6190901972                           780                  520,000               519,950
6195275760                           642                  970,000                     -
6197415257                           730                  450,000               450,000
6198241405            13             721                  400,000               400,000
6198309012                           752                1,400,000                     -
6199158517                           761                  670,000               667,514
6200600507                           756                1,800,000                     -
6201122139                           755                  680,000                     -
6201713036                           756                1,035,000                     -
6205881250                           723                  580,000                     -
6206116052                           629                  500,000                     -
6206532233                           675                  700,000               693,500
6206728955                           631                  600,000                     -
6212298431                           784                1,100,000             1,023,624
6212844028                           698                  430,000               415,000
6216014545                           810                  421,700                     -
6218784715                           724                  550,000                     -
6223734044                           799                  800,000               796,000
6225678934                           754                  419,000               419,000
6227337067            01             678                  350,000                     -
6227596464                           735                1,200,000                     -
6227922926            12             724                  335,000               300,000
6234042080                           665                  420,000               415,000
6235606776                           673                  500,000                     -
6241437232                           760                  530,000                     -
6243353858                           785                1,025,000                     -
6245724882                           765                  419,000               415,000
6246577917                           771                  490,000               490,000
6247325217                           750                1,110,000             1,105,000
6248450964                           723                  450,000               449,900
6251391469                           725                  900,000                     -
6256004091                           680                  674,000               674,000
6257204211                           752                  495,000               495,000
6257669694                           653                  595,000               590,000
6257827458                           780                1,450,000                     -
6260397911                           723                  550,000                     -
6262267815                           802                  472,000                     -
6264014579                           702                  700,000               660,000
6265706124                           755                  480,000                     -
6267049366                           788                  422,500               422,500
6267322573            13             624                  387,000                     -
6273059573                           760                  380,000               380,000
6273265584            01             648                  370,000               369,500
6275739362                           751                  630,000                     -
6278536856                           695                  840,000                     -
6278974883                           780                  398,892               398,892
6280832517                           652                  490,000               489,000
6288447532                           731                  474,000               470,791
6289372119            13             764                  400,000               397,500
6293247208                           797                  470,000                     -
6295317199                           741                  690,000                     -
6295327438                           774                  485,000               477,500
6297490267                           802                  380,000               380,000
6299087459                           697                1,275,000                     -
6299417573                           703                  545,000                     -
6299442415                           742                  450,000                     -
6300107742                           785                  436,000               425,000
6300942122                           770                1,400,000                     -
6302099129                           762                1,160,000             1,150,000
6302840613                           785                  405,000               405,000
6304456913                           694                1,420,000                     -
6306520518                           744                  880,000               840,000
6306714129                           665                  440,000                     -
6307356532                           741                  625,000                     -
6307679263                           734                  430,000                     -
6313226786                           772                1,020,000                     -
6315030780                           619                  525,000               525,000
6317118591                           692                  610,000                     -
6319747942                           786                  455,000                     -
6320949826                           673                  670,000               640,000
6321175553                           784                  810,000               801,000
6321345339                           780                  780,000               775,000
6323277381                           637                  479,000                     -
6323427846                           774                1,125,000             1,125,000
6324151684                           738                1,250,000                     -
6324662219                           753                1,400,000                     -
6325175070                           766                  485,000               484,967
6325565205                           751                  610,000                     -
6325681929            12             724                  366,000               365,000
6325712435                           696                  476,000               475,603
6326435994                           776                  420,000               420,000
6326556674            06             746                  394,000               392,986
6328165359                           785                  735,000                     -
6328643744                           734                  600,000                     -
6328659807                           700                  511,000               510,500
6331071420                           693                  575,000                     -
6331514742                           789                  625,000                     -
6333051495                           673                1,050,000                     -
6334200125                           699                  750,000                     -
6337388968                           750                  425,000                     -
6342805642                           735                  860,000               858,345
6343985500                           724                  585,000                     -
6347864602                           750                  980,000                     -
6348021061                           728                  480,000                     -
6348290005                           734                  453,000                     -
6349011277                           644                  445,000                     -
6349180544                           767                  775,000                     -
6349862133                           629                  378,500                     -
6350194525                           717                  650,000                     -
6351443566                           703                  360,000               360,000
6352459157                           770                  438,000               438,000
6354140870                           720                  535,000               535,000
6355306777                           718                  525,000                     -
6357136826                           765                  550,000                     -
6358543590                           777                  580,000                     -
6359465207                           785                  750,000                     -
6365238473                           786                  584,900               584,900
6365545646                           752                  455,000               455,000
6365571964                           717                  485,000                     -
6365923421                           734                  570,000               570,000
6367774897                           752                  500,000                     -
6368181167                           750                  550,000               553,000
6372418217                           759                  559,000                     -
6374279948                           743                  465,000               465,000
6375186928                           725                  420,000               420,000
6376384167                           720                  440,000                     -
6377119729                           755                  610,000               605,000
6377609331                           620                  800,000                     -
6382425277                           660                  800,000                     -
6386504754                           703                  470,000               469,330
6386717877                           763                  515,000                     -
6390003793                           726                  979,000               979,000
6390569892                           783                  975,000               975,000
6390793831                           792                2,000,000                     -
6391136261                           803                  400,000               395,000
6391144760                           785                  875,000                     -
6393349466                           766                  390,000               390,000
6394511304                           747                1,800,000                     -
6396778356                           710                  434,000                     -
6396856178                           767                  450,000               449,000
6398477338                           750                  679,000               679,000
6399483004                           666                1,200,000                     -
6400488117                           655                  925,000                     -
6400752785                           807                  680,000                     -
6401346728                           747                  775,000                     -
6401927659                           797                  490,000               489,000
6402264805                           766                  800,000                     -
6406212677                           697                  950,000                     -
6408110853                           632                  775,000               775,000
6408118476                           722                  500,000                     -
6408843693                           775                  618,000                     -
6409106553                           656                  865,000                     -
6410794876                           725                  425,000               425,000
6411705798                           636                1,550,000                     -
6414841285                           645                  470,000               443,525
6417859946                           726                  413,500               413,500
6417943575                           712                  485,000                     -
6418824618                           778                  406,000                     -
6418921653            06             710                  380,000                     -
6418948250                           692                1,850,000                     -
6419984049                           701                  500,000                     -
6420021450                           784                  532,000               532,000
6422456332                           713                  562,000                     -
6423275830                           675                  440,000                     -
6425766521                           714                  600,000                     -
6433260665                           698                  465,000                     -
6434089188                           759                1,300,000                     -
6434124118                           707                  450,000                     -
6434732977                           738                1,000,000                     -
6435590788                           800                  390,000               379,000
6435883068                           802                  700,000                     -
6436929472                           790                  430,000               430,000
6438006022                           639                1,300,000                     -
6438489517                           725                  745,000                     -
6443910796                           644                  435,000               433,000
6444217225                           668                  505,000               505,000
6447879146            12             746                  612,000               610,000
6450197311                           791                  546,000               545,945
6452230664                           666                  510,000                     -
6452669523                           777                  476,500                     -
6458000426                           749                  650,000               649,000
6458117105                           773                  394,000               389,900
6460639666                           754                  770,000               858,000
6460882308                           804                  430,000               415,000
6461040021            06             645                  340,000               340,000
6462924694                           728                  541,000                     -
6464691911                           768                  403,000                     -
6466047054                           735                1,200,000                     -
6467226517                           786                  480,000                     -
6467369226                           743                  830,000                     -
6468022667                           677                  690,000                     -
6469869058                           794                  720,000               716,700
6473391396                           623                  525,000                     -
6473690219                           700                  800,000               775,000
6476621658                           735                  650,000               650,000
6478042580                           728                  371,000                     -
6478516351                           763                  950,000                     -
6482372635                           779                  398,000               397,679
6482495584                           690                  750,000                     -
6483388671                           779                  440,000               425,340
6483555378                           743                  472,000                     -
6483601438                           776                  685,000                     -
6484312662                           733                  468,000                     -
6484962177                           665                  385,000               365,000
6486829341                           792                  640,000               640,000
6488948115                           755                  495,000               480,000
6489817871                           722                  760,000                     -
6492964215                           768                  470,000               469,000
6493533753                           779                  615,000                     -
6498115168                           664                  610,000                     -
6498381547                           679                  595,000                     -
6500294274                           762                  784,000                     -
6500548067                           746                  685,000                     -
6501476326                           726                  476,000                     -
6502322784                           667                  525,000                     -
6505749686                           729                  620,000                     -
6510074088                           790                  650,000                     -
6510887935                           688                  570,000                     -
6511133537                           753                1,290,000                     -
6511553528                           791                  440,000               420,000
6515878335                           776                  570,000                     -
6515981808                           737                  625,000               570,000
6517438195                           617                  800,000               800,000
6520415107                           760                  388,000               380,860
6521798030                           611                  795,000               775,000
6523559299                           712                  545,000                     -
6526773145                           731                  460,000               450,000
6527306663                           746                  450,000                     -
6531185962                           758                  460,000                     -
6533271687                           757                  772,000               768,000
6534323206                           660                  405,000                     -
6534660854                           679                  639,000               638,750
6534754327                           747                1,800,000                     -
6534890345                           650                  550,000               550,000
6535981440                           684                  530,000               527,862
6535987405                           786                  580,000               560,000
6536217901                           792                1,150,000                     -
6536423012                           629                  800,000               800,000
6536504100                           649                1,250,000                     -
6536552125                           621                  700,000                     -
6537789510            06             754                  410,000               410,000
6541234156                           725                  595,000               595,000
6542143083            01             696                  300,000               300,000
6542397440                           772                  710,000               699,000
6542608176                           687                  585,000                     -
6543681206                           761                  550,000               544,549
6545918416                           769                  480,000               475,000
6546039360                           765                1,300,000                     -
6553089407                           674                1,175,000             1,175,000
6553438026                           772                  520,000                     -
6554178514                           639                  400,000               389,000
6555416103                           743                  755,000               755,000
6561127777                           723                  575,000                     -
6561984458                           738                  621,000               621,000
6562427564                           704                  483,000                     -
6564114426                           769                  425,000               417,000
6569890350            13             660                  297,500               297,500
6569932376                           621                  695,000                     -
6571555470                           614                  695,000                     -
6573486740                           734                  515,000               515,000
6576565300                           639                  640,000                     -
6579889343            13             718                  335,000               333,000
6580366034                           745                1,200,000                     -
6581020952                           798                  435,000               435,000
6582414717                           729                1,040,000                     -
6582634371                           691                  750,000                     -
6584968892                           778                2,200,000             2,160,000
6585363549                           767                2,000,000                     -
6586195692                           687                  535,000               525,000
6588777083                           706                  505,000                     -
6589419842                           783                  860,000                     -
6589494555                           800                  794,000               785,000
6591574485                           760                  635,000               635,000
6592300781                           734                  440,000               440,000
6595747665                           713                  610,000               579,012
6597446605                           766                  500,000                     -
6598043880                           747                1,180,000                     -
6600004623                           702                  600,000               595,000
6600645979                           680                  450,000               450,000
6602515998                           772                  385,000               385,000
6606192448                           733                  450,000                     -
6608663891                           782                  599,000               599,000
6610943521                           734                  467,000                     -
6611038834                           780                  700,000                     -
6611439891                           761                  535,000                     -
6612853876                           673                  500,000                     -
6613780441                           734                  730,000               725,000
6617145971                           756                  395,000               392,000
6619450577                           747                  459,000                     -
6620962305                           782                  480,000               480,000
6621306445                           760                  725,000               725,000
6622374269                           746                  825,000                     -
6622540414                           709                5,000,000                     -
6623048060                           690                  385,000               377,500
6624243231                           678                1,240,000                     -
6624698384                           763                  395,000               393,565
6624796634                           732                  400,000                     -
6627421552                           739                  550,000               525,000
6627543439                           694                  560,000               559,900
6628503267            12             660                  415,000                     -
6628649995                           766                  620,000                     -
6628944768                           625                  510,000               492,500
6629509487                           767                  586,000               570,000
6629711554                           635                  495,000                     -
6633405177                           693                  418,000               418,000
6634939752                           679                1,725,000                     -
6640783129                           776                1,700,000             1,700,000
6641319014                           709                  770,000                     -
6642359936                           755                  375,000                     -
6642756438                           750                  415,000               415,000
6645045078                           690                1,535,000                     -
6647150322                           752                  478,000                     -
6647340451                           734                  415,000               415,000
6650365486                           705                  720,000                     -
6651976034                           756                  420,000                     -
6653705498                           734                  451,000               450,000
6653914397                           751                  416,000               416,000
6655729918                           780                  940,000                     -
6656329023                           643                  475,000                     -
6657490873                           785                1,950,000                     -
6657963804                           771                  525,000               504,988
6658152852                           714                  380,000               372,000
6659073289                           744                  440,000                     -
6660541902                           711                  535,000                     -
6665714371                           737                  449,000               396,043
6666946071                           753                  490,000                     -
6667681677                           747                  519,000                     -
6672855548                           715                  525,000                     -
6675974973                           749                  600,000                     -
6677275544                           773                  430,000                     -
6679274321                           745                  550,000               550,000
6679906518                           775                1,300,000                     -
6686377851                           786                  450,000               449,000
6688760765                           705                  500,000               496,850
6689566898                           736                  650,000               650,000
6691649377                           787                  745,000                     -
6693630482                           782                1,050,000                     -
6694525269                           778                  441,000               441,000
6696266599                           712                  465,000               462,000
6696455119                           714                  625,000                     -
6697046206                           693                  525,000               520,000
6697539150                           756                  810,000                     -
6698602767                           803                1,450,000             1,450,000
6701509025                           791                1,100,000                     -
6701525245                           780                  750,000               453,232
6705267216                           786                  565,000                     -
6705297288                           771                  445,000                     -
6705354196                           705                  390,000               386,000
6706571830            06             668                  330,000               305,000
6706925259                           741                1,275,000             1,275,000
6710960797                           654                  435,000                     -
6711517802                           702                  510,000                     -
6711705316                           626                  500,000                     -
6714900377                           657                  424,500               415,000
6715104458                           732                  525,000                     -
6716069445                           779                  675,000               675,000
6720186888                           749                  450,000                     -
6720911277                           756                  930,000                     -
6722930747                           000                  550,000               550,000
6723189269                           647                1,150,000                     -
6724542797                           775                  430,000               430,000
6725104712                           723                  540,000               540,000
6725370396                           640                  535,000               535,000
6725462235                           781                  450,000                     -
6726672121                           754                  825,000               825,000
6728086411                           740                  400,000                     -
6729370939                           663                  825,000                     -
6731247554                           681                  705,000                     -
6731985971                           672                  435,000                     -
6732898488                           663                  430,000                     -
6743793447                           701                  500,000               500,000
6748824411                           776                  650,000                     -
6750260330                           656                  536,000               536,000
6753923595                           730                  500,000                     -
6754102991                           739                  429,000               429,000
6754107099            13             679                  330,000               302,500
6755709851                           762                  515,000                     -
6757728131                           755                  390,000               390,000
6758110842                           728                  545,000                     -
6758728288                           669                  650,000               650,000
6758820523                           765                  752,000                     -
6760529724                           757                  806,000               739,950
6764583925                           800                1,200,000                     -
6764678915                           692                  735,000               735,000
6765085615                           743                  450,000               439,300
6775232041                           777                  740,000               740,000
6775300285                           801                  830,000                     -
6776960392                           677                  510,000                     -
6777030179                           777                1,000,000                     -
6777650588                           702                1,560,000             1,552,500
6778479789                           732                  727,000               726,199
6778881240                           769                  560,000               551,950
6779336715                           732                  425,000                     -
6780051402                           765                1,005,000               965,000
6780114820                           786                  500,000               490,000
6780711708                           762                  439,000               439,000
6781045999                           634                  480,000               479,000
6785404234                           727                1,300,000             1,300,000
6785810380                           736                  625,000                     -
6791766493                           619                  382,000               382,000
6796552088                           739                  620,000                     -
6796793021                           793                  475,000               475,000
6797096259                           741                  740,000                     -
6798393648                           765                  620,000               620,000
6805452064                           774                  650,000               650,000
6806617087                           700                  442,000                     -
6806949035                           696                1,115,900                     -
6807661928                           750                  434,500                     -
6807690703                           659                  400,000                     -
6809865899                           734                  640,000               639,900
6811404414                           709                  535,000               534,586
6811668240                           748                  675,000               675,000
6814605579            12             687                  312,000               312,000
6819674307                           693                  580,000               580,000
6824626524                           691                  550,000                     -
6825817452                           729                  430,000               420,000
6826217827                           796                  555,000                     -
6826733542                           695                1,400,000                     -
6827330421                           731                  400,000               400,000
6827968410                           778                  460,000               460,000
6828559473                           767                1,425,000                     -
6828582269                           830                  450,000               449,900
6832716366                           794                  515,000                     -
6836291317                           781                  810,000                     -
6836457751                           710                  709,000               709,000
6836917762                           698                  440,000                     -
6837980116                           643                  620,000                     -
6838417977                           796                  555,000                     -
6843139905                           744                  372,000               364,000
6843339497                           764                  500,000                     -
6851315652                           773                  720,000                     -
6851584422                           756                  400,000                     -
6854314850                           653                1,465,000                     -
6855071400                           654                  660,000                     -
6855773427                           785                  565,000                     -
6856816548                           768                  465,000                     -
6857217514                           645                  535,000               525,000
6859782754                           790                  585,000                     -
6861070867                           780                  670,700               665,966
6861074737                           688                  650,000                     -
6862187546                           000                  800,000                     -
6862624340                           703                  450,000               450,000
6863482847                           730                  766,500               766,008
6864854895                           753                  470,000                     -
6866399667                           669                1,500,000                     -
6868672418                           790                1,020,000             1,000,000
6870713614            13             753                  400,000                     -
6871037666                           772                  529,000               529,000
6871968902                           780                  560,000               550,000
6872531402                           814                  545,000               545,000
6872539199                           749                  475,000                     -
6876541654                           732                  410,000               410,000
6877321700                           787                  705,000               705,000
6877462306                           723                  470,000                     -
6882802934                           680                  950,000                     -
6884305670                           743                  720,000                     -
6885353406                           725                  460,000                     -
6885531597                           648                  538,000                     -
6885758679                           764                1,125,000                     -
6886982880                           675                  460,000               460,000
6887070883                           813                  408,000               408,000
6888055644                           645                  507,000                     -
6888077143                           767                  396,000               395,212
6890270215                           711                  644,221               644,221
6890274381                           710                  450,000               439,950
6890376202                           806                1,280,000                     -
6890905950                           704                  440,000                     -
6892004703                           671                1,350,000                     -
6892979979                           736                  442,000                     -
6894712113                           764                  552,000                     -
6896594469                           697                  778,000                     -
6896847974                           759                  450,000               450,000
6897716053                           612                  390,000                     -
6898727992                           678                  540,000                     -
6901375680                           762                  600,000               590,000
6903810775                           760                  475,000               475,000
6910269411            13             654                  375,000               375,000
6910902342                           764                  880,000                     -
6911167846                           766                1,225,000                     -
6912688725                           662                  840,000                     -
6913257348                           793                  398,000               397,995
6913967847                           756                  435,000               435,000
6914257115                           694                  835,000               825,000
6914979643                           702                  590,000               580,735
6919111499                           740                  725,000               725,000
6919903648                           771                  925,000                     -
6920416341                           720                  520,000               519,000
6921421431                           761                  453,000                     -
6922267791                           788                  573,000               568,583
6922829368                           672                  610,000                     -
6925226877                           678                  470,000               470,000
6926231322                           717                  700,000                     -
6927852365                           729                  700,000               700,000
6927880135                           762                  510,000                     -
6928171450                           781                  640,000               640,000
6928337028                           764                1,400,000             1,340,000
6929297726                           783                  425,000                     -
6929409990                           672                  470,000                     -
6929794920                           734                  525,000                     -
6930336042                           711                  500,000                     -
6933326693                           723                  875,000                     -
6933473123                           628                  475,000                     -
6936078887                           717                  480,000                     -
6936188421                           716                  690,000                     -
6936783890                           743                  900,000                     -
6938949614                           767                  741,000               741,000
6940791939                           756                  540,000                     -
6942205656                           703                  425,000                     -
6943950409                           686                  540,000               540,000
6945031745            12             676                  310,000               310,000
6945167853                           774                  423,000               419,000
6945239686                           738                  527,000                     -
6946246078                           660                  600,000               595,900
6949301482            13             688                  439,000               439,000
6953663165                           767                  440,000                     -
6954662901                           705                  740,000                     -
6954848179                           779                  675,000               627,978
6956039801                           808                  510,000               500,000
6957464842                           741                  440,000                     -
6958986009                           776                  796,000                     -
6960924121                           635                1,125,000                     -
6962823941                           687                1,690,000                     -
6963546566                           697                  480,000               480,000
6964596438                           725                2,000,000                     -
6966331222                           661                  480,000               480,000
6968375623                           754                  575,000               574,128
6971589574                           760                  440,000               440,000
6973061911                           781                  450,000                     -
6974827286                           760                  415,000               415,000
6976244928                           765                  470,000                     -
6976822244                           687                  414,000               412,000
6978021100                           761                  575,000               575,000
6981622837                           753                  640,000               637,500
6982073097                           748                  533,000               533,000
6986812706                           764                  800,000               791,983
6986866702            01             727                  345,000               334,920
6990673755                           726                  400,000               390,000
6992739885                           761                  500,000                     -
6994864137                           795                  790,000                     -
6995040240                           655                  387,000               385,000
6996327752                           789                  890,000                     -
6999173989                           750                  410,000               407,000
0029266723                           728                  580,000                     -
0029414968            12             711                  545,000               440,950
0029440468            12             638                  317,500               311,431
0029440732                           734                  485,000                     -
0029551645                           742                  790,000                     -
0029551702                           708                  500,000                     -
0029552031                           731                  580,000                     -
0029552189                           744                1,900,000                     -
0029552312                           766                  532,000               530,000
0029552411                           660                  800,000                     -
0029555554                           779                  635,000                     -
0029555596                           771                  555,000               539,000
0029555729                           735                  412,000               411,100
0029569423                           697                  775,000                     -

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

_____   1.  Mortgage Paid in Full

_____   2.  Foreclosure

_____   3.  Substitution

_____   4.  Other Liquidation

_____   5.  Nonliquidation                  Reason: ___________________

                                    By:
                                        --------------------------------------
                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:
                                           -----------------------------------
                                    Address:
                                            ----------------------------------


                                    Date:
                                         -------------------------------------

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

----------------------------------  ---------------
Signature                               Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian                               Date

                                    EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [---------------],

                              By:
                                   -------------------------------------
                              Name:
                                     -----------------------------------
                              Title:
                                      ----------------------------------

                                 EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-5, Class ___, having an initial aggregate Certificate Balance as of April 24, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.  Neither the Transferor nor anyone acting on its behalf has
      (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                     -----------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-5, Class ___, having an initial aggregate Certificate Balance as of April 24, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                     -----------------------------------------
                                    (Transferor)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________[1] in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

------------
[1] Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

_____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

_____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

_____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

_____       Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

_____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

_____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

_____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

_____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

_____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ------    ------     Will the Transferee be purchasing the Transferred
          Yes       No       Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the
"Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      The Transferee owned and/or invested on a discretionary basis $_________________in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______________in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
      144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

        ------    ------     Will the Transferee be purchasing the Transferred
          Yes       No       Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    --------------------------------------------
                                    Print Name of Transferee or Adviser

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    IF AN ADVISER:

                                    ------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                    Date:
                                         -------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-5, Class ___, having an initial aggregate Certificate Principal Balance as of April 24, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the ________"Transferor") ________to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's _prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
      (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
      IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
      VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                   -------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-5, Class ___, having an initial aggregate Certificate Principal Balance as of April 24, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the ________"Transferor") ________to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated April 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ------------------------------------------
                                    (Transferee)

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------
                                    Date:
                                         -------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,

                                  Series 2001-5

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated April 24, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is ___________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this __day of ________________, ____.


                                    Print Name of Transferee

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

      Personally appeared before me the above-named _______________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this day of _______________________, ____







                                                  NOTARY PUBLIC

                                    My Commission expires the day of

                                    ________________________  _______

                                    EXHIBIT J

                    CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.
2.    Residential loan application.
3.    Mortgage Loan closing statement.
4.    Verification of employment and income, if required.
5.    Verification of acceptable evidence of source and amount of downpayment.
6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.
7.    Residential appraisal report.
8.    Photograph of the Mortgaged Property.
9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.
10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.
11.   Copies of all required disclosure statements.
12. If applicable, termite report, structural engineer's report, water potability and septic certification.
13.   Sales Contract, if applicable.
14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.
15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ________________(the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

      ______________(the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class (the "Class B Certificates"). The Class
B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

                        Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology ___ and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The
Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                  -----------------------



            (c)  in the case of the Purchaser:

                  -----------------------




            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          Bank of America, N.A.

                                          By:_________________________________

                                          Name:_______________________________

                                          Title:______________________________




                                          Loss Mitigation Advisor

                                          -------------------

                                          By:_________________________________
                                          Name:
                                          Title:

                  PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                       Purchaser

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                      NONE